                                            Confidential treatment has
                                            been requested regarding these
                                            provisions indicated by "[***]"

                        TUXEDO License and Distribution Agreement

     This TUXEDO License and Distribution Agreement (the "Agreement") is made by and between Novell, Inc., a Delaware corporation with a place of business at 122 East 1700 South, Provo, Utah, 84606 ("Novell"), and BEA Systems, Inc., ("BEA") a Delaware corporation with its principal place of business located at 2465 E. Bayshore Road, Palo Alto, California 94303.

1 STATEMENT OF PURPOSE. Novell has acquired and/or developed and is the owner of, or otherwise has authority to license, the TUXEDO Software identified in Exhibit A. Novell desires to grant to BEA certain rights and licenses relating to the TUXEDO Software, as set forth in this Agreement, and to transfer to BEA certain assets relating to the TUXEDO Software, and BEA desires to obtain the same from Novell.

2 DEFINITIONS. Unless the context clearly requires otherwise, the capitalized terms used within this Agreement shall have the same meaning as ascribed to the terms below. The term "Section" within this Agreement refers to the identified section of this Agreement.

     2.1 ADD-ONS shall mean any new feature enhancements or additions not already present in the Core Code which exist external to the Core Code, do not consist of Core Code and are not required for full functionality of the Core Code.

     2.2 ASSUMED CONTRACTS shall mean all existing licenses, service contracts (including documentation), independent contractor agreements, and other agreements between Novell and another party relating to the TUXEDO Software, with the exception of Novell's Master Task Agreement with Novell Japan, Ltd. and related Statements of Work.

     2.3 BEA shall mean BEA Systems, Inc., except in any cases where the parties may specifically call out other subsidiaries or entities related to BEA.

     2.4 CHANGE OF CONTROL shall mean when, due to a change in ownership after the Closing:

          2.4.1 one of the parties becomes a Subsidiary of some third-party; or

          2.4.2 any person or group (within the meaning of Rule 13d-5 under the Securities Exchange Act as in effect on the date of execution of this Agreement) shall come to own, directly or indirectly, beneficially or of record, voting securities representing more than 50% of the total voting power of one of the parties. For the purpose of this Agreement, the parties agree to an exception in the above-referenced definition of "any person or group" to exclude E.M. Warburg, Pincus & Co. and its affiliated entities.

     2.5 CLOSING shall mean the closing of the transactions contemplated by this Agreement, which shall occur on the Closing Date.

     2.6 CLOSING DATE shall mean February 23, 1996 or such other date as the parties may hereafter agree upon.

     2.7 CODE shall mean computer programming code. Unless otherwise agreed, Code shall include Binary Code and Source Code in the form existing as of the Closing Date.

     2.8 BINARY CODE shall mean Code that loads and executes without further processing by a software compiler or linker or that results when Source Code is processed by a software compiler.

     2.9 SOURCE CODE shall mean the human-readable form of the Code and related system documentation, including all comments and any procedural language.

     2.10 COMMITTEE shall mean the Technology Coordination Committee to be formed by BEA and Novell, as further described in Section 6 below.

     2.11 CONFIDENTIAL INFORMATION shall mean that information which relates to the purpose of this Agreement as stated in Section 0 that a Disclosing Party desires to protect against unrestricted disclosure or use by the Receiving Party and which if disclosed (i) in tangible form, is marked in writing as "confidential" or with words of similar import by the Disclosing Party, or (ii) in oral or visual form, is designated orally at the time of disclosure as "confidential." The foregoing notwithstanding, Source Code shall be deemed to be Confidential Information; otherwise, any information that is not identified as "confidential" shall be regarded as non-Confidential Information. Confidential Information shall not include any information that is (i) already in the possession of the Receiving Party without obligation of confidence; or (ii) independently developed by the Receiving Party; or (iii) or becomes available to the general public without breach of this Agreement; or (iv) rightfully received by the Receiving Party from a third party without obligation of confidence; or (v) disclosed after obtaining the written consent of the Disclosing Party.

     2.12 CORE CODE shall mean the workstation (\WS) and server (\T) TUXEDO Software Code as delivered by Novell to BEA pursuant to
          Section 15.

     2.13 CORE MODIFICATIONS shall mean modifications to any version of the TUXEDO Software Code, whether made by Novell, BEA, Subsidiaries, affiliates, or contractors, that are not Add-ons. The parties specifically agree that, in the event modifications are made to the Core Code that enable the Core Code to interact with software outside of the Core Code that creates new functionality, only the "hooks" or other modifications made to the Core Code itself shall be deemed Core Modifications; such software outside of the Core Code shall not be deemed Core Modifications, regardless of the existence of the hooks to such software that exist within the Core Code itself.

     2.14 DERIVATIVE WORK shall mean a work which is based upon or incorporates one or more preexisting works, such as a revision, modification, translation, abridgement, condensation, expansion, collection, compilation or any other form in which such preexisting works may be recast, transformed or adapted, and which, if prepared without the authorization by the owner of the preexisting works, would constitute copyright infringement under U.S. copyright laws.

     2.15 DISCLOSING PARTY shall mean the party to this Agreement which transmits information to a Receiving Party.

     2.16 DOCUMENTATION shall mean the written or electronic instructions provided to end users with a computer program.

     2.17 NOVELL DOCUMENTATION shall mean the Documentation provided by Novell to end users relating to the TUXEDO Software.

     2.18 BEA DOCUMENTATION shall mean the Documentation provided by BEA to end users relating to the TUXEDO Software.

     2.19 SIGNING DATE shall mean the latter of the dates upon which the parties execute this Agreement.

     2.20 EXTREMELY SENSITIVE INFORMATION shall mean Confidential
          Information with respect to which the Disclosing Party reasonably believes unauthorized disclosure would have a serious adverse effect, commercial or competitive, on the Disclosing Party. Confidential Information will only be considered Extremely Sensitive Information if prior to its disclosure the Disclosing Party gives written notice to the Receiving Party of the information's general description and its Extremely Sensitive Information classification.

     2.21 INITIAL TERM shall have the meaning given to such term in
          Section 14 below.

     2.22 MARK shall mean Novell's "TUXEDO" trademark.

     2.23 RECEIVING PARTY shall mean the party to this Agreement which receives information from a Disclosing Party.

     2.24 SUBSIDIARY shall mean a corporation, company or other entity (i) more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated association, but more than fifty percent (50%) of whose ownership interest representing the right to make the decisions for such corporation, company or other entity is, now or hereafter, owned or controlled, directly or indirectly, by a party hereto, but such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.

     2.25 TRANSFERRED ASSETS shall mean (i) certain items of equipment, furnishings and other personal property previously used by Novell's TUXEDO division, as listed in Exhibit D;

          and (ii) all of Novell's shares of stock in the following entities: USL Mexico and USL SA as identified in Exhibit D.

     2.26 TUXEDO SOFTWARE shall mean the Code more fully described in Exhibit A, including, Core Code and Core Modifications.

3 CLOSING. The transactions contemplated by this Agreement shall be closed on the Closing Date, at a mutually agreeable time and place.

     3.1 DELIVERIES BY NOVELL. At the Closing, Novell shall deliver to BEA the following documents and materials:

          3.1.1 The Transferred Assets listed in Exhibit D hereto;

          3.1.2 A duly executed bill of sale in the form attached as Exhibit I hereto; and

          3.1.3 Such additional documents, instruments and materials as Novell may be required to deliver to BEA at the Closing pursuant to this Agreement.

     3.2 DELIVERIES BY BEA. At the Closing, BEA shall deliver to Novell the following documents and materials:

          3.2.1 A duly executed guaranty in the form attached as Exhibit G hereto (the "Guaranty");

          3.2.2 A copy of a certified resolution of BEA's board of directors, authorizing execution of this Agreement and approving the transactions described herein.

          3.2.3 Such additional documents, instruments and materials as BEA may be required to deliver to Novell at the Closing pursuant to this Agreement.

     3.3 CONDITIONS TO CLOSING. The obligations of Novell and BEA hereunder to proceed with the Closing shall be subject to the following conditions, each of which may only be waived at or before the Closing as agreed upon in writing by the parties:

          3.3.1 The warranties and representations of the other party shall be true and correct in all material respects as of the Closing; and

          3.3.2 The other party shall have fully performed all of its material obligations required to be performed at or before the Closing.

     3.4 FINANCIAL STATEMENTS. On or before July 31, 1996, Novell will provide BEA with audited financial statements for the TUXEDO business unit, or its predecessor organizations, covering fiscal years 1993, 1994 and 1995. If audited financial statements are not available for any of these periods, Novell will provide BEA and its auditors access to the financial and business records of the TUXEDO business unit so that they may prepare such statements, or at Novell's option, Novell or its auditors may prepare such statements themselves and deliver them to BEA.

     3.5 ADJUSTMENT OF PAYMENTS. Novell acknowledges that BEA has not had an opportunity prior to the Signing Date to review all of the Assumed Contracts and other documents relating to the Transferred Assets. Accordingly, if material deviations are discovered from the representations and warranties made by Novell under this Agreement relating to the Assumed Contracts and other Transferred Assets, an adjustment of the amount of the payments due under Sections 13.1 and
          14.2 will be made at the Closing to reasonably reflect the deviations, provided that in no event shall such an adjustment exceed ten percent (10%) of the first year payments.

     3.6 OBTAINING BENEFIT OF ASSUMED CONTRACTS. At the written request of BEA, Novell will take all commercially reasonable action, and cause its affiliates to take all commercially reasonable action, in order that BEA may obtain the full benefit and enjoyment of the Assumed Contracts.

4    LICENSES.

     4.1 Subject to the terms and conditions specified in this Agreement, Novell hereby grants, and BEA hereby accepts, a world-wide, non-transferable (except as otherwise provided herein) license:

          4.1.1 to use, duplicate, revise, modify, enhance, condense, expand, collect, compile, link, adapt, translate, localize, port, merge or recast TUXEDO Software Source Code;

          4.1.2 subject to Section 0, to reproduce, distribute, and sublicense Source Code;

          4.1.3 to install, use, duplicate, market (directly and indirectly), distribute, merge, package, bundle, and sublicense, Binary Code of TUXEDO Software, and to authorize others to perform all or some of the above;

          4.1.4 subject to Section 0, to use, duplicate, revise, modify, enhance, condense, expand, collect, compile, link, adapt, translate, publish, reissue, or recast Novell Documentation solely to provide, market and distribute BEA Documentation for TUXEDO Software, and to authorize others to do all or some of the above;

          4.1.5 to use Novell Confidential Information, including materials bearing a Novell patent or copyright notice, but only as necessary to exercise its rights under this Section. This provision shall not be construed to grant any distribution or duplication rights or any rights to modify such Confidential Information; and

          4.1.6 in the event this Agreement is terminated (other than termination due to material breach), Novell grants, and BEA accepts, a terminable, non-exclusive, non-transferrable, fully paid-up, worldwide license to use TUXEDO Software Source Code solely to support BEA's then installed base of TUXEDO Software. This conditional license shall automatically expire ten years from the date of last customer shipment of TUXEDO Software, which shall not extend by inference the rights granted in Section 0 beyond termination or expiration of this Agreement. Further, this conditional license shall be subject to termination for the material breach of those sections surviving termination pursuant to Section 0.

     4.2 BEA acknowledges that Novell does not own the localizations and translations that Novell Japan, Ltd., a majority-owned Subsidiary of Novell in Japan, or Novell Japan's sublicensees have made or contracted to be made to any of the TUXEDO Software, which localizations and translations are not subsumed under the definitions thereof. BEA acknowledges that, should BEA desire to obtain such rights or otherwise enter into an agreement respecting those rights, that it must obtain those rights from, or enter into an agreement respecting such rights with, Novell Japan or its sublicensees. In this regard, Novell agrees to exercise commercially reasonable efforts to facilitate negotiations between Novell Japan. Ltd. and BEA. In addition, Novell represents and warrants that it has not granted to Novell Japan, Ltd. or any other party any exclusive rights with regard to the distribution of non-localized versions of TUXEDO Software in Japan.

5    DISTRIBUTION AND MARKETING; EXCLUSIVITY.

     5.1 BEA DISTRIBUTION AND MARKETING RIGHTS. During the Initial Term, BEA shall have the exclusive right to market, distribute and sublicense the TUXEDO Software in all markets and distribution channels worldwide, subject to the exceptions granted Novell below, existing licenses granted by Novell to third parties, and to the terms and conditions of this Agreement. The foregoing includes, without limitation, the right to market and sublicense TUXEDO Software to OEMs, VARs and ISVs for integration into their product offerings, as well as directly to end users.

     5.2  NOVELL DISTRIBUTION AND MARKETING RIGHTS.

          5.2.1 Novell shall retain the exclusive right to market, distribute and sublicense TUXEDO Software (\T) for the NetWare operating system platform (currently NetWare Transactions and TransactionLink), as well as the right to market, distribute and sublicense TUXEDO Software technology or any portions thereof, whether at the \WS or \T level, as a feature or component of other Novell software (e.g., utilizing TUXEDO Software as a messaging component in GroupWise or as a component included within NetWare). Except as set forth above, Novell shall not sell TUXEDO Software as a stand-alone product or in any bundle where TUXEDO is the only product of substantial value to the end user, whether under the TUXEDO name or another name.

          5.2.2 Novell retains the right to expose TUXEDO API's within the NetWare Transactions SDK (Software Developers Kit). Novell also shall retain the right to use all TUXEDO programming and administration API's in the creation of its own product set where TUXEDO functionality is embedded in Novell products. Other than as set forth above, Novell will not expose TUXEDO programming and administrative API's for use by developers, users, or others external to Novell who are creating or using applications, administrative tools, or other functions for their own use or resale; nevertheless, Novell retains the right to expose interface abstractions (e.g. IDL, OCX, C++, etc.) to developers that will allow developers or users to take advantage of Novell services and products employing TUXEDO technology or offering TUXEDO functionality. However, except as set forth above regarding NetWare Transactions and TransactionLink and except as to software developers kits, Novell shall not ship product containing the abstractions that allow use of the TUXEDO functionality for one year following Closing.

          5.2.3 BEA acknowledges that Novell will be retaining one or more copies of the TUXEDO Software Source Code, including all modifications and enhancements made thereto until the Closing Date, and that Novell shall have the perpetual right after the Closing Date to further modify and to market and distribute the TUXEDO Software as permitted by this Agreement, subject to the exclusive rights granted to BEA hereunder.

          5.2.4 Novell shall have the option to license and distribute, under the Novell name, the TUXEDO client software (\WS) as part of its Transactions and TransactionLink product set. BEA will offer Novell terms no less favorable than those offered to other BEA distributors, but in no event shall the discount from suggested list price be less than 65% during the Initial Term. In addition, Novell retains the right to bundle, at no cost to Novell, 25 client software (\WS) licenses with the NetWare Transactions SDK (Software Developers Kit) for use by external application developers who are developing applications for use on NetWare via NetWare Transactions.

     5.3 TERM OF EXCLUSIVITY. The exclusive rights granted above to BEA shall become non-exclusive at the end of the Initial Term, unless BEA elects to continue marketing and licensing TUXEDO Software pursuant to the option given it in Section 14.2.

     5.4  REFERENCE SELLING BY NOVELL.  Novell may "reference sell" the
          TUXEDO Software (including Core Modifications made by BEA) to Novell's customers. Such sales efforts will be turned over to BEA sales representatives in order for BEA to close deals with the Novell customer. For all such reference sales efforts that result in BEA granting TUXEDO Software licenses to Novell's customers, Novell shall receive from BEA a finders fee equal to 10% of the standard TUXEDO Software License Fee charged by BEA. As part of the transition period, Novell will have an affirmative obligation to inform BEA of all "deals in progress" and provide reasonable assistance to BEA to allow BEA to take over the handling of those deals.

6    TECHNOLOGY COORDINATION COMMITTEE.

     6.1 FORMATION; MEMBERSHIP. The Committee shall be formed by BEA and Novell promptly after the Closing Date and shall exist throughout the Initial Term, unless otherwise agreed by both parties. Membership of the Committee shall consist of two (2) representatives named by Novell and two (2) representatives named by BEA. Such representatives shall be knowledgeable and qualified to perform their duties on the Committee. The Committee shall meet at least quarterly, at mutually agreeable times and places.

     6.2 RESPONSIBILITIES. The Committee shall have the following responsibilities:

          6.2.1 Coordinate plans for future development of the TUXEDO Software and ensure interoperability between BEA's and Novell's developments with respect to the TUXEDO Software during the Initial Term.

          6.2.2 Approve the development and release process for new versions of TUXEDO Software, including both Core Modifications and Add-ons, to ensure that released software is of a quality consistent with Novell's products.

           6.2.3  Patents:

                  6.2.3.1   The parties recognize the value of
                    patents dealing with TUXEDO Software. In this regard, BEA agrees to provide to Novell reasonable assistance in the prosecution of patent applications existing as of the Closing Date and the enforcement of those applications should they be issued as patents. The Committee will oversee the requests for assistance from Novell and the coordination of efforts to secure patents from existing patent applications, including PCT and other international rights.

                  6.2.3.2   The Committee will coordinate the
                    timely assistance of BEA personnel in the completion of Novell's Invention Disclosure Forms for the identification of patentable subject matter related to the Core Code and Core Modifications in the development of TUXEDO Software. The parties contemplate the possibility of filing patent applications during the course of TUXEDO Software development and agree to use commercially reasonable efforts to complete all invention disclosures in a timely manner to allow for maximum patent coverage both in the US and internationally. The Committee will provide for Novell legal department personnel to spend time with the TUXEDO Software developers to ascertain whether any new Core Modifications are patentable on at least a quarterly basis. Prior to the release of any new software containing a Core Modification covered by an Invention Disclosure Form, Novell's legal department shall have an opportunity of not more than 45 days after the completion of an Invention Disclosure Form to ascertain whether patent protection should be sought for new or improved features prior to loss of international filing rights due to public disclosure or any offer for sale. BEA agrees to provide to Novell reasonable assistance in the disclosure and filing of patent applications related to Core Code and Core Modifications.

          6.2.4 The parties specifically agree that the Committee shall have responsibility only for coordinating and approving the plans and processes as set forth in Sections 6.2.1, 6.2.2, and
                 6.2.3 above, and not for making any other decisions with respect to the TUXEDO Software.

     6.3 DISPUTE RESOLUTION. In the event a party disagrees with the Committee's position on an issue, each party shall be entitled to appoint two (2) additional members to the Committee, of Vice President level or higher, to facilitate resolving the dispute. Alternatively, the parties may agree to escalate the dispute to senior management within each company to seek a resolution at such level.

7    CONTRACT ADMINISTRATION.  To facilitate an effective relationship and administration of and compliance with this Agreement, the parties hereby appoint the following contacts:

                    Novell:        Mark Epstein
                                   Novell, Inc.
                                   122 East 1700 South
                                   Provo, Utah 84606

                    BEA:           Edward W. Scott, Jr.
                                   BEA Systems, Inc.
                                   2465 E. Bayshore Dr.
                                   Palo Alto, California 94303

Each party's contact person shall be responsible for managing that party's performance under this Agreement and all necessary coordination with the other party. Each party will advise the other in writing of any change regarding its appointed contact person. The BEA contact person listed above (or his designee) shall monitor and report quarterly on BEA's compliance with contractual obligations under this Agreement, including but not limited to staffing requirements, development progress, providing Novell with Core Modifications, revenue targets, revenue reporting, and finders fees calculations as required pursuant to Section 5.4. Such reports shall be provided within 30 days after the end of each calendar quarter to the Novell contact person set forth above and to:

                    Novell:        Contract Accounting
                                   Novell, Inc.
                                   2180 Fortune Drive
                                   MS F6-54-2
                                   San Jose, CA  95131
                                   Fax: (408) 577-5553

8    OBLIGATIONS OF BEA.

     8.1 DEVELOPMENT STAFF. BEA shall employ at the end of each year no less than the following numbers of full-time (or full-time equivalent) developers, devoted to TUXEDO Software development, during the Initial Term:

               1996:     35 developers
               1997:     47 developers
               1998:     62 developers

     8.2 MARKETING AND SALES REQUIREMENTS. BEA shall be required to meet the following minimum sales/revenue requirements during the Initial
          Term:

               1996: $30 million in gross sales of, and other revenues from, TUXEDO Software (including all versions thereof), and professional and technical services (such as support and maintenance) related to TUXEDO Software
               1997: $50 million in gross sales and revenues, as described above
               1998: $80 million in gross sales and revenues, as described above

          The parties acknowledge that Novell's requirement of minimum sales and revenues amounts is appropriate and reasonable, given Novell's grant of exclusive rights to BEA and Novell's interest in preserving the market for TUXEDO Software, particularly in the event this Agreement is terminated. In any event, BEA shall use commercially reasonable efforts to actively market TUXEDO Software for those markets to which BEA is given distribution rights hereunder. In the event BEA does not meet the above minimum sales/revenue requirements, Novell shall have the following rights:
          If BEA makes at least 50% of the minimum revenue requirement for a particular year but less than 90%, Novell shall have the right, upon written notice, to cancel BEA's exclusivity rights under this Agreement, thereby making all licensed rights of BEA during the Initial Term non-exclusive. Rights obtained by BEA should it exercise its option pursuant to Section 14.2 will be subject to any licenses or other rights granted by Novell to other parties during this period of nonexclusivity. If BEA makes less than 50% of the minimum revenue requirement for a particular year, such failure shall be deemed a material default and grounds for Novell to terminate this Agreement.

     8.3  DEVELOPMENT OBLIGATIONS

          8.3.1 INTEGRATION OF TUXEDO SOFTWARE WITH NDS. After the Closing Date, BEA shall continue development work on the integration of the TUXEDO Software with Novell's NDS software as a name server and a security server (providing authentication security and single sign-on for NetWare clients accessing information in NDS, and enabling of the NDS administrator to locate, browse, and set user access privileges to TUXEDO-based applications on Unix or NT using NDS security permissions). These capabilities will optionally augment and enhance the TUXEDO Software's current internal versions of these services. The specifications for such product, the acceptability of the final product, and dependencies on NDS technology and interfaces required to complete the product shall be determined by good faith negotiations between the parties within ninety (90) days of the Closing Date, and shall be set forth in a Statement of Work executed by both parties. In the event the parties are unable to agree upon such a Statement of Work that is reasonably acceptable to Novell within such time frame, Novell shall have the option to terminate and rescind this Agreement. If such product is not completed until after the target date set by the Statement of Work, BEA shall pay to Novell the following amounts as compensation for the damages to Novell due to the lack of such product in the market:

                 Less than one month late:     no payment
                 One to four months late: $100,000
                                     for each month or portion thereof after the initial due date
                 More than four months late:
                                     $500,000 for each month or portion thereof after the fourth month

                 For example, if BEA is four months late, it owes to Novell $400,000; if BEA is five months late, it owes to Novell $900,000.

                 Novell estimates that the NDS integration work described above shall not exceed seven developer-years. The Statement of Work shall include the parties' definitive assessment of the time and work required to complete the integration; to the extent such assessment exceeds the above estimate, Novell shall pay BEA for the excess costs on a time and materials basis, to be set forth in the Statement of Work. Time and cost overruns incurred by BEA after execution of the Statement of Work shall be the responsibility of BEA, unless resulting from a modification requested by Novell after execution of the Statement of Work for which Novell has agreed to compensate BEA.

          8.3.2 KNOWLEDGE TRANSFER. In order to promote effective interoperability of products produced by the parties, BEA shall provide to Novell, upon a mutually agreeable schedule, up to two engineer-years of time during the Initial Term to assist Novell in implementing TUXEDO code, features, and functionality within Novell products. Engineers providing these services to Novell shall assist in training and such other aspects of technology and knowledge transfer as may be reasonably requested by Novell.

     8.4 INTEROPERABILITY. To the extent that Novell does not substantially modify the interfaces to its Transaction Link and Transactions products, during the Initial Term BEA shall, in making modifications to the TUXEDO Software, make all commercially reasonable efforts to maintain the interoperability of the TUXEDO Software and Novell's TransactionLink product. To facilitate this effort, Novell shall timely provide interface specifications and other information regarding the TransactionLink product to BEA. If Novell does substantially modify the interfaces to its Transaction Link or Transaction products, and the Committee decides that it is important to continue to maintain interoperability, then BEA and Novell agree to negotiate in good faith on a reasonable NRE fee and other terms and conditions under which BEA will make, if it is commercially reasonable to do so, the necessary modifications to the TUXEDO Software to maintain that interoperability.

     8.5  BINARY CODE SUBLICENSING.

          8.5.1 RESELLER AGREEMENTS. BEA agrees to require each reseller, distributor, OEM, vertical solution provider, systems integrator, vertical market reseller, and value added reseller of TUXEDO Software to enter into a written agreement with BEA before any TUXEDO Software is provided to the reseller. The agreement shall include provisions consistent with this Agreement.

           8.5.2 END USER AGREEMENTS.  BEA agrees to license each Binary
                 Code copy of TUXEDO Software to end users by means of a sublicense, which may include a "shrink-wrapped," "box-top" or equivalent license. The license shall provide substantially the same level of protection for Novell's interests in the TUXEDO Software as contained in Novell's form of license for the TUXEDO Software. Notwithstanding the foregoing, the licenses under which BEA makes the TUXEDO Software will provide at least the level of protection which is customary for similar software in the United States. In the event TUXEDO Software is distributed under a VAR's, OEM's or other third party's form of end user license rather than BEA's form, BEA shall require that the third party's end user license and enforcement efforts meet the requirements of this Section 0.

          8.5.3 ENFORCEMENT. BEA agrees to use legally and commercially reasonable efforts to enforce the agreements contemplated by this Section 0.

     8.6  MANUFACTURING; QUALITY CONTROLS.   All TUXEDO Software and
          related materials (packaging, documentation, promotional materials, etc.) manufactured by or for BEA shall be of a high quality, consistent with the standards of Novell and BEA, and shall substantially conform to Novell's quality controls existing as of the Closing Date and which may be changed periodically as commercially reasonable or required by law. BEA agrees to promptly provide to Novell with a sample copy of each TUXEDO Software product, as well as related materials, produced by each manufacturing location utilized by BEA in connection with this Agreement, for Novell's review for compliance with quality and trademark usage provisions. Novell shall promptly provide BEA with written notice of all quality standards and controls, and any changes thereto.

     8.7  ASSUMPTION OF CONTRACTUAL OBLIGATIONS FOR TRANSFERRED ASSETS.
          BEA acknowledges that Novell has certain obligations with respect to its ownership of shares in USL Mexico and USL SA, and that these two companies have contractual obligations to Novell. Novell will provide to BEA, promptly after the Signing Date, copies of all agreements containing those obligations, as well as accounting and other information regarding loans and payables between the companies and Novell, and terms applicable thereto.
          BEA shall have the option at Closing to accept or reject transfer of the shares in USL Mexico and/or USL SA, provided that if BEA accepts such transfer, BEA agrees to (i) assume Novell's obligations with respect to ownership of the shares; (ii) to cooperate with the other owners of shares in the companies to cause the companies to meet their obligations to Novell; and (iii) in the event of receipt of payment from USL Mexico or USL SA prior to satisfaction by such companies of their then current financial obligations to Novell, to forward such payments to Novell to be applied against such obligations to Novell.

          BEA acknowledges that USL Mexico and USL SA have loans and payables owed to Novell that are outstanding as of the Signing Date. If either company does not make any required payment to Novell of any such loan or payable amounts within thirty (30) days after Novell gives notice to such company that the payment is past due, then BEA agrees that: (i) BEA will make all commercially reasonable efforts to make the company make such payment, including without limitation terminating any Assumed Contract or other distribution agreement with the company until such payment is made, or (ii) at BEA's sole option, BEA may itself pay such amounts to Novell.

     8.8 CONFORMITY BY BEA SUBSIDIARIES. BEA shall cause all of its Subsidiaries to conform to all applicable terms and conditions of this Agreement.

9    OBLIGATIONS OF NOVELL.

     9.1 BEA DISTRIBUTORSHIP. Pursuant to the standard terms and conditions, Novell agrees that it will offer to BEA a Novell distribution agreement which includes the right to distribute NetWare Transactions, TransactionLink, and any other TUXEDO-based products offered by Novell under terms as favorable as those offered to similarly situated distributors. Pursuant to the terms and conditions of any such Novell distribution agreement, BEA may distribute other Novell products on Novell's then-current price list under Novell's standard pricing discount structure.

     9.2 ENTERPRISE SALES PROGRAM. On the Closing Date or promptly thereafter, Novell shall enroll BEA as a participant in Novell's Enterprise Sales Program, and shall permit BEA to continue to participate in such program, so long as it exists and BEA meets the requirements for participation therein, throughout the Initial Term, so long as this Agreement is in effect.

10   RESTRICTIONS.

     10.1 SOURCE CODE SUBLICENSING. Sublicenses of Source Code shall only be granted upon, and shall be subject to, terms and provisions which meet or exceed those included as Exhibit F. During the Initial Term, BEA shall give Novell written notice of each third party to whom a Source Code sublicense for TUXEDO Software has been given, within thirty (30) days of the date such sublicense has been finalized. Novell shall treat such list of names as Confidential Information and, except in the event of termination of this Agreement, shall not utilize the names or information on such list other than for purposes of this Agreement.

     10.2 NETWARE PLATFORM RESTRICTIONS. Notwithstanding any other terms of this Agreement, BEA shall not develop or modify TUXEDO Software for use on the NetWare platform; such rights are reserved by Novell. However, at the request of Novell, and for a reasonable fee as negotiated by the parties at such time, BEA shall assume development of TUXEDO Software for NetWare and add such features and functions thereto as are agreed upon by the parties, as work for hire to be owned by Novell. The timing of delivery of such development efforts shall be subject to prior engagements and internal development schedules of BEA. Novell agrees to consider in good faith any request by BEA for rights to sublicense and distribute the TUXEDO Software for NetWare product.

     10.3 RESTRICTIONS ON SALE OR ASSIGNMENT. The parties agree that their rights to sell their interests in TUXEDO Software or to assign their interests under this Agreement shall be limited as follows:

          10.3.1 Novell shall not grant or sell to any third party ownership to the Core Code until after the end of the Initial Term, unless BEA gives its prior consent thereto in writing. Additionally, during the Initial Term, Novell shall not transfer any of its rights in the TUXEDO Software to Microsoft Corporation ("Microsoft"), IBM Corporation, Oracle Corporation, Sybase or Informix, absent prior written consent of BEA. In any event, Novell agrees that it shall not transfer to a third party its rights to Core Modifications developed by BEA hereunder, absent prior written consent of BEA; however, the foregoing shall not be construed to limit Novell's right to sublicense to third parties the Core Modifications as a part of Novell products which Novell is otherwise permitted to distribute under this Agreement.

          10.3.2 During the Initial Term, neither party shall license or otherwise transfer any rights in the TUXEDO Software to Microsoft or any affiliate thereof. The foregoing includes any transfer of rights via a Change of Control to Microsoft or an affiliate thereof. The foregoing sentence does not prohibit BEA from being acquired as a subsidiary by Microsoft in connection with a public offering of BEA's stock, but does prohibit Microsoft from merging with BEA or otherwise obtaining access to the TUXEDO Software, notwithstanding Microsoft's ownership of BEA stock.

          10.3.3 Notwithstanding Section 25.11 below, and other than as forth in subsection 10.3.2, neither party shall be restricted from a transfer of its rights and obligations in connection with a Change of Control in such party;
                 provided, however, that in the event of a contemplated
                 Change of Control in BEA, BEA shall give Novell prior written notice that it is considering a Change of Control and in the event of a private sale shall grant Novell reasonable opportunity to participate in the bidding process.

    10.4 INJUNCTIVE RELIEF. Novell and BEA each hereby affirmatively represents that such party understands and acknowledges that the other party has a legitimate business purpose in requiring such party to abide by the restrictive covenants contained in this
          Section 10, and acknowledges that the restrictions contained herein are reasonable given the fact that failure to comply with such restrictions could result in competition with the TUXEDO Software that would severely injure the other party, and that monetary damages would be difficult if not impossible to ascertain. In light of the foregoing and the consideration given by each party under this Agreement, each of Novell and BEA specifically agrees that in the event such party violates any of the provisions of this Section 10, irreparable harm shall be presumed and the other party shall be entitled to an immediate injunction from any court of competent jurisdiction, without the requirement of posting any bond in connection with temporary or interlocutory injunctive relief, to the extent permitted by law.

11   OWNERSHIP.

     11.1 CORE CODE AND CORE MODIFICATIONS. Novell shall retain all right, title and interest in and to the Core Code, including all intellectual property rights thereto and the methods and concepts contained in the Core Code, subject to the rights and licenses granted to BEA hereunder. Novell shall also hold, retain or be granted title to all Core Code and Core Modifications made to any TUXEDO Software created by either BEA or Novell during the Initial Term. Core Modifications developed or created by BEA, including modifications to any version of the TUXEDO Software during the Initial Term shall be deemed works made for hire and licensed by Novell to BEA pursuant to the terms of this Agreement. Should any Core Modifications not be considered a work made for hire, BEA agrees to execute all necessary documents to transfer title to the Core Modifications to Novell and to cooperate in the copyright registration of those Core Modifications on behalf of Novell. Title to all applicable rights and patents, copyrights and trade secrets in such Core Modifications shall remain in Novell, subject to the purchase option granted to BEA under Section 14.2 below. Upon Novell's request, BEA agrees to provide Novell a copy of each Core Modification developed or created by BEA based upon or incorporating the Core Code provided by Novell. In any event, however, BEA shall provide a copy of such Core Modifications every six months from the Closing Date. If BEA exercises the option to purchase a perpetual license under Section 14.2 below, BEA's license in the Core Code shall become perpetual and BEA shall receive a transfer of ownership of all Core Modifications developed by BEA during the Initial Term, and shall own all right, title and interest in and to all Core Modifications developed by BEA during the Perpetual License Term (as defined in Section 14.2). The foregoing shall apply to all Core Modifications including those made by BEA's subsidiaries, affiliates and/or contractors.

     11.2 ADD-ONS. Unless the parties expressly agree in writing to transfer ownership rights, Novell shall own all right, title and interest in and to all Add-ons developed or created by Novell during the Initial Term and thereafter, and BEA shall own all right, title and interest in and to all Add-Ons developed or created by BEA during the Initial Term and thereafter. In the event Novell desires to license from BEA any Add-ons owned by BEA, the parties agree to negotiate in good faith with respect to the terms and conditions of such licenses.

     11.3 DOCUMENTATION. Each party shall own the Documentation for such portions of the TUXEDO Software as are owned by it. In the event of a transfer of ownership to any portion of the TUXEDO Software between the parties, ownership of Documentation shall follow ownership of such technology.

     11.4 COPYRIGHT NOTICE. Any product distributed by BEA which contains any portion of code licensed from Novell hereunder shall contain the following notice in the product itself, on the media label and in the Documentation therefor: "Portions of this software -C- 1995 Novell, Inc. All Rights Reserved. Distributed under license by BEA Systems, Inc."

     11.5 RESIDUALS. All rights of Novell not explicitly granted by Novell under this Agreement shall remain solely and exclusively in Novell. To the extent that ownership of the Core Code and Core Modifications are not deemed, as a matter of law, to be the sole and exclusive property of Novell, BEA hereby assigns and Novell hereby receives all right, title and interest therein, and agrees to execute at Novell's request subsequent documents as further evidence of this assignment.

12 TRADEMARK LICENSE. During the Initial Term, the following terms and conditions shall apply to Novell's license to BEA of the Mark. The parties acknowledge that, in the event BEA exercises its option under
     Section 14.2 to purchase the Mark at the end of the Initial Term, the terms and conditions of the license in this Section 0 shall be terminated at the time of purchase and shall have no further force or effect.

     12.1 LICENSE. Conditional upon BEA's compliance with this Section 0, Novell hereby grants to BEA, during the Initial Term, an exclusive (as described below), world-wide, non-transferable license to use the Mark in connection with BEA's marketing, distribution and sublicensing of the TUXEDO Software. "Exclusive" shall mean that Novell shall not license any other third party to use the Mark (subject, however, to licenses existing as of the Closing Date listed on Exhibit E, in its final form as delivered by Novell at Closing), and that Novell shall not itself use the Mark except in connection with the marketing, distribution, license or sale of TUXEDO Software pursuant to Section 5.2.

     12.2 NOTICE REQUIREMENTS. The initial or most prominent use of the Mark in any products, packaging, written advertisements and other promotional materials shall include the trademark symbol -Registered Trademark- (i.e., "TUXEDO-Registered Trademark-"), and all such materials shall also include the following attribution notice:
          "TUXEDO is a registered trademark of Novell, Inc. in the United States and other countries."

     12.3 RESERVATION OF RIGHTS AND GOODWILL. Novell retains all rights in and to the Mark not expressly conveyed to BEA by this Section 0. BEA acknowledges that all goodwill which accrues in use of the Mark by BEA shall exclusively inure to the benefit of, and belong to, Novell. BEA has no rights of any kind whatsoever with respect to the Mark licensed under this Agreement except to the extent of the license granted in Section 0 and the option to purchase the Mark granted in Section 14.2.

     12.4 NO REGISTRATION BY BEA.

          12.4.1 REPRESENTATION. BEA represents that there is no registration or application for any trademark and/or service mark which is the same as, or confusingly similar to, the Mark, with regard to any "computer software products and/or services for networking computers or providing data communications" in any class and in any and all countries of the world, which is made by, on behalf and/or in the name of BEA.

          12.4.2 PROSPECTIVE PROHIBITION. BEA further agrees to refrain from filing any new trademark and/or service mark application(s) with regard to any specification for "computers and computer software products and/or services for networking computers or providing data communications" in any class and in any country, for any trademark and/or service mark which is confusingly similar to the Mark, without the prior written consent of Novell.

          12.4.3 USE OF MARK IN FOREIGN JURISDICTIONS. BEA shall give Novell at least ninety (90) days prior written notice of BEA's intent to use the Mark in any country other than the U.S. and other countries in which Novell has made substantial use
                 of the Mark.   If after receiving such notice Novell
                 determines that registration of the Mark or filing or recording of a license or a registered user agreement is required or advisable in connection with such proposed use, the parties shall cooperate in preparing and executing all documents necessary with respect thereto. Registration of the Mark shall be in Novell's name; BEA shall pay all the expense of any such registration, filing or recording.

          12.4.4 SUBSIDIARIES & AFFILIATES. In the event Novell discovers that any person, employee, officer, director, agent, servant or juristic entity, which is controlled by, or under common control of, BEA, has filed for, or obtained a registration of, or is otherwise using any trademark which is confusingly similar to the Mark, Novell shall provide written notice of such to BEA. Commencing upon receipt of such notice, BEA agrees to exercise best efforts to cause such person or entity to assign to, or otherwise provide Novell with, an exclusive license for the Mark.

          12.4.5 RESELLERS & LICENSEES. BEA agrees to exercise commercially reasonable efforts to incorporate into each agreement with its resellers and licensees under which it sublicenses or sells TUXEDO Software provisions consistent with the applicable provisions of this Section 0, or to otherwise prevent them from using marks or filing for registrations that are prohibited by this Section 12.4.

          12.4.6 CONFUSING SIMILARITY. For purposes of this Section 0, whether a mark is "confusingly similar" shall be determined in accordance with the laws of the jurisdiction in which the question arises.

          12.4.7 SURVIVABILITY. The provisions of this Section 0, as they apply to BEA, shall survive any termination or expiration of this Agreement for a period of one (1) year after all of BEA's obligations under this Agreement are fulfilled, except in the event of BEA's purchase of the Mark.

     12.5 PROTECTION OF RIGHTS. BEA shall assist Novell, at Novell's expense and to the extent reasonably necessary, to protect or to obtain protection for any of Novell's rights to the Mark. Novell, if it so desires, may commence or prosecute any applications to register the Mark, in the name of Novell, for the Mark throughout the world. BEA shall promptly notify Novell in writing of any known or suspected abuses of the Mark. Novell shall have the sole right to determine whether or not any action shall be taken on account of such uses by others. BEA shall not institute any suit or take any action on account of such use by others except with Novell's prior written consent, which shall not be unreasonably withheld..

     12.6 INDEMNIFICATION BY BEA. BEA hereby agrees to indemnify and hold Novell harmless against any loss, liability, damage, cost or expense (including reasonable legal fees) arising out of any claims or suits, whatever their nature and however arising, which may be brought or made against Novell (i) by reason of BEA's material breach of this
          Section 0 and/or (ii) arising out of the use by BEA of the Mark in any manner whatsoever except in the form expressly licensed hereunder. In the event Novell seeks indemnification under this
          Section 0, it shall immediately notify BEA, in writing, of any claim or proceeding brought against it for which it seeks indemnification hereunder. BEA shall have the sole control of the defense of the claim or proceeding and all negotiations for its settlement or compromise. In no event may BEA enter into any third party agreements which would in any manner whatsoever affect the rights of, or bind, Novell in any manner to the third party, without the prior written consent of Novell.

     12.7 INDEMNIFICATION BY NOVELL. Novell hereby agrees to indemnify and hold BEA harmless against any loss, liability, damage, cost or expense (including reasonable legal fees) arising out of any third party claims or suits which may be brought or made against BEA arising out of the use by BEA of the Mark in the form expressly licensed hereunder, which assert that BEA's use of the Mark violates such party's trademark rights in the U.S. or in any other country in which Novell has made substantial use of the Mark. In the event BEA seeks indemnification under this Section 0, it shall immediately notify Novell, in writing, of any claim or proceeding brought against it for which it seeks indemnification hereunder. In no event may Novell enter into any third party agreements which would in any manner whatsoever affect the rights of, or bind, BEA in any manner to the third party, without the prior written consent of BEA. Novell shall have the sole control of the defense of the claim or proceeding and all negotiations for its settlement or compromise. Novell reserves the right to replace or modify the Mark in a particular country at any time should use of the Mark become, or in Novell's opinion be likely to become, the subject of an allegation of infringement after Novell has demonstrated that it has made commercially reasonable efforts to resolve the dispute. Novell will assist BEA in an orderly transition of the Mark to a new mark in the case of such infringement problems.

13   CONSIDERATION.

     13.1 PAYMENTS FOR INITIAL TERM. During the Initial Term, in consideration of the licenses and rights granted by Novell to BEA herein for the Initial Term, BEA agrees to pay to Novell the following amounts:


          For Year 1 of the Initial Term:    $12 million ($3 million per
                                             quarter)
          For Year 2 of the Initial Term:    $21 million ($5.25 million per
                                             quarter)
          For Year 3 of the Initial Term:    $33 million ($8.25 million per
                                             quarter)

          Such amounts shall be payable to Novell on a quarterly basis, with the first payment due and payable March 31, 1996 and subsequent payments due at the end of each calendar quarter thereafter. BEA shall have the right to defer payment of the initial two (2) quarterly payments required hereunder until the due date for payment of the third quarterly payment, and pay all three (3) such payments to Novell at the same time, together with interest at an annual percentage rate of 0% (zero percent) on the initial two (2) payments. BEA shall have the right to make prepayment of any of the payments specified in this Section 13.1, due within the following twelve months, less a discount rate equal to an annual rate of 8%.

     13.2 CONSIDERATION FOR TRANSFERRED ASSETS. BEA agrees that the following amounts from the payments of Section 13.1 will be allocated to the transfer of the Transferred Assets:

          For that certain equipment, furnishings and other personal property previously used by Novell's TUXEDO division as listed in Exhibit D: A fair value to be determined prior to Closing; and

          For all of Novell's shares of stock in USL Mexico, its fair value to be determined prior to Closing; and

          For all of Novell's shares of stock in USL SA, its fair value to be determined prior to Closing.

     13.3 PAYMENTS & TAXES. All payments required under this Agreement to Novell shall be in U.S. dollars and shall be exclusive of any federal, state, municipal or other government taxes, duties, excises or tariffs now or hereafter imposed on the production, storage, sale, transportation, import or export, or use of TUXEDO Software or Documentation, but excluding any taxes or fees imposed on Novell's net income. Any taxes, duties, excises, tariffs, fees, or levies imposed on amounts paid hereunder or against this Agreement, except for taxes or fees based on Novell's net income, shall be the responsibility of BEA, and if rightfully paid or incurred by Novell, shall be promptly reimbursed to Novell by BEA upon receipt of an invoice from Novell. BEA shall pay and promptly discharge when due the entire amount of any and all sales and use tax ("Sales Tax") imposed or levied by reason of the sale of the Transferred Assets to BEA. The parties shall cooperate with each other to the extent reasonably required and legally permitted to minimize any such Sales Tax.

     13.4 GUARANTY.  All financial obligations of BEA during the Initial
          Term shall be guarantied by Warburg, Pincus pursuant to the form of Guaranty attached hereto as Exhibit G. The payment under Section
          14.2 below is not to be deemed a financial obligation of BEA, unless and until BEA gives Novell written notice that it is exercising the option described in Section 14.2. In the event of a public offering of BEA stock in which BEA obtains at least $50 million in equity investments, provided that BEA creates and maintains an interest-bearing escrow account holding at least fifty percent (50%) of the amount of outstanding financial obligations of BEA during the Initial Term, Novell agrees to terminate the Guaranty and release Warburg, Pincus from its obligations thereunder, effective at the time BEA delivers to Novell reasonably satisfactory evidence that such minimum funds have been obtained from a public offering and the escrow account has been formed and fully funded. Interest earned on the escrow amounts shall be available for use in satisfying obligations under this Agreement.

14 TERM; OPTION. The initial term of this Agreement (the "Initial Term") shall be three (3) years from the Closing Date. The Initial Term may be extended only upon the mutual written agreement of the parties, upon such terms and conditions as may be agreed at that time (any such extensions shall be considered part of the Initial Term for purposes of this Agreement, unless otherwise expressly stated in writing). At the end of the Initial Term, BEA shall have the following options:

     14.1 Terminate this Agreement, including all technology and trademark licenses granted herein, and cease all distribution of the TUXEDO Software under this Agreement; provided, however, that BEA shall retain its rights in Add-ons developed by it during the Initial Term or otherwise owned by BEA, and provided further that all then-existing licenses to the TUXEDO Software shall survive such termination.

     14.2 Make perpetual, fully paid up, and irrevocable BEA's exclusive worldwide source code license to the TUXEDO Software as originally provided hereunder by Novell to BEA, including, subject to Novell's rights described in Section 5 above and in this Section 14.2, an exclusive license under all applicable copyrights, patents, and other intellectual property rights thereto, and to purchase Novell's entire right, title and interest in and to the Mark and to the Core Modifications created by BEA during the Initial Term, for a one-time payment of $25 million, to be paid no later than thirty
          (30) days prior to the end of the Initial Term. The term of such perpetual license (the "Perpetual License Term") shall begin immediately upon the end of the Initial Term. In the event BEA exercises this option, effective on the first day of the Perpetual License Term, (i) Novell transfers to BEA all its right, title and interest in and to the Core Modifications that were created by BEA during the Initial Term, subject to a perpetual, royalty-free, irrevocable, worldwide source code and patent license back to Novell to use and sublicense Core Code, patents, and such Core Modifications for the permitted purposes described in Section 5 above; (ii) BEA shall own all right, title and interest in and to all future Derivative Works of the TUXEDO Software, including Core Modifications, that will be created by BEA during the Perpetual License Term; (iii) Novell transfers to BEA all its right, title and interest in and to the Mark and associated goodwill, (iv) Novell transfers Novell's work in progress on its IBM main frame connectivity transaction processing solutions, (v) BEA's obligations under Sections 6, 7,
          8, 10 (except for the first sentence of Section 10.2), 12, 13, 16, 25.3, and 25.11 shall terminate, and (vi) this Agreement shall not thereafter terminate or expire. Rights granted pursuant to this Section are subject to rights granted by Novell to third parties during any period during which BEA's license was non-exclusive as contemplated in Section 8.2.

BEA shall notify Novell in writing, at least twelve (12) months prior to the end of the Initial Term, of the option BEA elects to take at the end of the Initial Term. If notice is not timely received, this Agreement shall terminate at the end of the Initial Term, as described in Section 14.1.

15 DELIVERY & DELIVERABLES. Novell shall ship the deliverables identified in Exhibit A within ten business days after the Closing Date of this Agreement.

16   EMPLOYEES.

     16.1 IDENTIFICATION. BEA agrees to offer employment to those Novell employees identified in Exhibit H, which shall be all employees of Novell dedicated to the development and marketing of the TUXEDO Software, as well as the Novell employees who provide full-time consulting with respect to the TUXEDO Software, excluding up to four
          (4) employees whom Novell may designate by name that Novell wishes to retain. Those employees identified will receive offers for employment at the rate of pay set forth in a written offer to such employees from BEA, to be delivered by BEA prior to the Closing Date, and contingent upon the Closing. BEA shall conduct mutually agreeable interviews of such employees and shall make offers contingent upon Closing to such employees prior to the Closing Date. Offers shall have been subject to acceptance or rejection prior to the Closing Date. Those employees who have accepted conditional offers from BEA prior to the Closing Date shall be referred to herein as "Transferred Employees."

     16.2 BEA'S EXPECTED COMPENSATION/BENEFIT PACKAGE. Prior to the execution of this Agreement, BEA has provided to Novell confidential information regarding the proposed compensation and benefit offerings for each Transferred Employee, so Novell could independently evaluate BEA's compensation and benefit offerings for "comparability" with Novell's compensation and benefits. BEA agrees that it shall offer to such employees the same salary they received from Novell, as well as comparable employee benefits. Additionally, BEA represents that it has no current intention to require Transferred Employees to relocate outside of the greater Florham Park, New Jersey area.

     16.3 TERMINATION OF EMPLOYMENT WITH NOVELL. On the Closing Date, each of the Transferred Employees will cease their employment with Novell. Except as otherwise set forth herein, or under the provisions of any applicable Novell employee benefit plan or except as otherwise required by applicable law, all Novell benefits for the Transferred Employees, including, but not limited to, health, vision, and dental, shall cease upon the last day of the calendar month in which the Closing occurs. Novell shall pursue procedures with respect to benefits of the Transferred Employees, including, but not limited to, any stock options and stock purchase plan(s), in accordance with Novell's customary employee termination procedures.

     16.4 HIRE BY BEA. Immediately after execution of this Agreement, BEA will offer to employ all of the Transferred Employees for a period of not less than one (1) year from the Closing Date at no less than the rate of pay stated in the written offer given by BEA to the Transferred Employees described in Section 16.2 above; provided, however, that BEA may terminate any Transferred Employee for good cause (as defined by applicable state law in the state in which the Transferred Employee is located). With the exception of the above "Transferred Employees", BEA agrees that it will not solicit or recruit any other Novell employees from Novell's TUXEDO division for a period of one year after the Closing.

     16.5 AT&T PENSION OBLIGATION. The parties acknowledge that Novell incurred certain accounting and reporting obligations relating to specific employees covered by AT&T pension plans. Should BEA be considered a "successor employer" or similar designation under the relevant agreement between Novell and AT&T, BEA agrees to report compensation levels for any Transferred Employees as required by the AT&T pension plans.

17   ERROR CORRECTION AND CUSTOMER SUPPORT.

     17.1 CUSTOMER SUPPORT. Effective as of the Closing Date, BEA shall assume responsibility for providing technical support (including "hot line" support) to all current TUXEDO customers and accounts of Novell. With respect to customers who may purchase TUXEDO based products in the future from Novell (e.g., NetWare Transactions, TransactionLink, etc.), Novell shall have an option to outsource customer support to BEA for a reasonable support fee paid to BEA. To ensure that all current Novell TUXEDO customers have a smooth transition to BEA support, Novell agrees to continue for 90 days after the Closing Date, the "hot line" and "first line" support that Novell currently provides to its TUXEDO customers from its central support center in Provo. BEA and Novell will collaborate on arrangements for this transition process; BEA shall not be obligated to pay for any resulting costs. Novell will provide BEA at no charge detailed information concerning customer names, coverage, eligibility, maintenance history and technical data concerning its experience and processes related to TUXEDO support.

     17.2 END USERS AND RESELLERS.  Under this Agreement, Novell shall have no obligation to provide support to BEA's customers, including without limitation, BEA's distributors, sub-distributors, dealers,
          resellers and/or end users.   Notwithstanding, Novell may receive
          support calls which involve BEA's versions of TUXEDO Software. To facilitate Novell's ability to provide timely response to customers where versions of TUXEDO Software provided by BEA are involved, BEA agrees to provide Novell with two (2) copies of each version made generally available by BEA.

     17.3 SUPPORT TO NOVELL. After the Closing Date, upon a mutually agreeable schedule, BEA shall host up to four (4) Novell developers/engineers at BEA's facilities for up to three (3) months worth of time, in order to train them with respect to the TUXEDO Software. All salaries and expenses for the developers/engineers shall be borne by Novell. Additionally, the parties acknowledge that due to BEA's ongoing modifications to the TUXEDO Software and Novell's rights to utilize such modifications, Novell's development staff will require ongoing technical support from BEA from time to time as such modifications are made, and BEA agrees to provide a reasonable amount of such technical support to Novell during the Initial Term free of charge.

18   SALE OF TRANSFERRED ASSETS; ASSUMPTION OF ASSUMED CONTRACTS.

     18.1 SALE OF TRANSFERRED ASSETS. Effective upon Closing, Novell hereby sells, grants, transfers, conveys, assigns and delivers to BEA all of Novell's right, title and interest in and to the Transferred Assets, and as evidence thereof shall execute and deliver to BEA the Bill of Sale and Assignment of Assets in substantially the form of
          Exhibit I, and BEA hereby accepts delivery thereof. The parties acknowledge that accounts receivable held by Novell remain Novell's assets and are not transferred as part of the Transferred Assets. To assure a smooth transition during the first nine months, the parties agree to cooperate in good faith to determine the appropriate allocation for the distribution of any payments received for the sale or license to third parties of TUXEDO Software.

     18.2 ASSUMPTION OF ASSUMED CONTRACTS. Effective upon Closing, Novell hereby assigns to BEA all of Novell's rights and obligations under the Assumed Contracts, and BEA hereby accepts such assignment and assumes all responsibilities and obligations of the Assumed Contracts as part of the consideration for this Agreement. Should BEA not exercise its option pursuant to Section 14.2 or upon other termination of this Agreement, BEA agrees to reassign to Novell the Assumed Contracts and any BEA contracts which are based on the rights granted under this Agreement.

19 NOVELL'S REPRESENTATIONS AND WARRANTIES. Novell hereby warrants, represents and covenants to BEA as follows:

     19.1 ORGANIZATION AND STANDING; CERTIFICATE AND BYLAWS. Novell is a corporation duly organized and existing under, and by virtue of, the laws of the state of Delaware and is in good standing under such laws. Novell has the requisite corporate power to own and operate its properties and assets and to carry on its business as currently conducted and as proposed to be conducted. Novell is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

     19.2 CORPORATE POWER. Novell has all requisite corporate power to execute and deliver this Agreement and all agreements to be executed and delivered by Novell pursuant to the terms hereof and to carry out and perform its obligations under the terms of this Agreement and such other agreements.

     19.3 AUTHORIZATION. All corporate action on the part of Novell, its directors and its stockholders necessary for the authorization, execution, delivery and performance of this Agreement and any other agreements contemplated hereby has been taken. This Agreement and any other agreements contemplated hereby, when executed and delivered by Novell, will constitute valid and binding obligations of Novell enforceable in accordance with their respective terms.

     19.4 COMPLIANCE WITH OTHER INSTRUMENTS, NO CONFLICTS, ETC. The execution, delivery and performance of and compliance with this Agreement and all documents executed in connection herewith ("Incorporated Documents") will not result in any violation of, or conflict with, or constitute a default under Novell's Certificate of Incorporation or Bylaws, or under any material agreement to which Novell is a party, or result in the creation of, any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of Novell. No consent of any person not a party to this Agreement and no consent of any governmental authority is required to be obtained on the part of Novell to permit the consummation of the transactions contemplated by this Agreement (including without limitation the transfer to BEA of all right, title and interest in and to the Transferred Assets). Novell is not in violation of any term of its Certificate of Incorporation or Bylaws, or in any material respect of any term or provision of any mortgage, indebtedness, indenture, contract, agreement, instrument, judgment or decree, order, statute, rule or regulation applicable to Novell if it could have an adverse impact on the transactions contemplated by this Agreement.

     19.5 LITIGATION, ETC. There are no actions, suits, proceedings or investigations pending against Novell or its officers or properties before any court, arbitrator or governmental agency (or, to the best of Novell's knowledge, is there any threat thereof) that questions the validity of this Agreement and/or any of the Incorporated Documents or any action taken or to be taken in connection herewith or therewith. Novell is not a party to or specifically by name subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality that questions the validity of this Agreement and/or any of the Incorporated Documents or any action taken or to be taken in connection herewith or therewith. There is no action, suit, proceeding or investigation by Novell currently pending or that Novell currently intends to initiate that questions the validity of this Agreement and/or any of the Incorporated Documents or any action taken or to be taken in connection herewith or therewith.

     19.6 OWNERSHIP OF ASSETS. Novell owns all of the Transferred Assets free and clear of all liens, security interests and other encumbrances, excepting Assumed Contracts and any other liabilities being assumed by BEA under this Agreement or as otherwise stated in this Agreement (including the Exhibits attached hereto), and Novell can transfer the same to BEA without limitation of any kind, except as otherwise provided in this Agreement.

     19.7 DISCLOSURE. The representations and warranties of Novell contained in this Agreement, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. Novell has no present intention to transfer this Agreement or any of its rights or obligations hereunder or under the Incorporated

          Documents or any of the assets acquired hereby to any third party, except in the ordinary course of business.

     19.8 CUSTOMER TRANSITION. Novell will use commercially reasonable efforts to implement a smooth transition of operations from Novell to the end that all TUXEDO Software distributors and customers will experience as little disruption and delay in service, supply and support as is reasonably practicable.

     19.9 NOTICE OF MATERIAL CHANGE. Novell agrees to give BEA prompt written notice of any material change which occurs prior to the Closing in any of the information contained in the representations and warranties made by Novell in this Agreement and/or the Exhibits attached hereto.

    19.10 OWNERSHIP OF TUXEDO SOFTWARE.  Novell owns the TUXEDO
          Software free and clear of all liens, security interests and other encumbrances, except for non-exclusive licenses. Novell can grant to Novell the exclusive right and license to distribute the TUXEDO Software throughout the world that is subject only to the existing non-exclusive licenses being assigned to BEA at the Closing as Assumed Contracts. Novell is not obligated to pay any license fees or other payments to any party in connection with the licensing of the TUXEDO Software. The sale, distribution, reproduction and use of the TUXEDO Software does not, to the best of Novell's knowledge, infringe any patent, copyright, trade secret, trademark or other proprietary rights of any third party, nor has Novell received any claim of such infringement.

    19.11 ASSIGNMENT OF ASSUMED CONTRACTS.  Novell has listed as
          Assumed Contracts in Exhibit C, in its final form as delivered by Novell to BEA on or before the Closing Date, all existing licenses, service contracts (including documentation), independent contractor agreements, and other agreements between Novell and another party relating to TUXEDO Software. The aggregate yearly revenue received from the Assumed Contracts by Novell has been accurately represented in the financial information provided by Novell to BEA, to the best of Novell's knowledge. All of the Assumed Contracts are in full force and effect unless otherwise specified, and Novell is not currently in breach of any of the terms of the Assumed Contracts. Except as specifically identified in Exhibit C, Novell can assign to BEA all of the Assumed Contracts, and after Closing, BEA shall have been assigned all rights of Novell under the Assumed Contracts.

    19.12 LIMITATION OF WARRANTY. Except as otherwise provided in this Agreement, BEA acknowledges that the TUXEDO Software and Transferred Assets are provided to BEA "as is" and without any warranty of any kind. EXCEPT AS OTHERWISE SET FORTH IN THIS AGREEMENT, NOVELL EXPRESSLY DISCLAIMS ALL WARRANTIES WITH RESPECT TO THE TUXEDO SOFTWARE AND THE TRANSFERRED ASSETS, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, TITLE AND FITNESS FOR A PARTICULAR PURPOSE.

20 BEA REPRESENTATIONS AND WARRANTIES. BEA hereby warrants, represents and covenants to Novell as follows:

     20.1 ORGANIZATION AND STANDING; CERTIFICATE AND BYLAWS. BEA is a corporation duly organized and existing under, and by virtue of, the laws of the state of Delaware and is in good standing under such laws. BEA has the requisite corporate power to own and operate its properties and assets and to carry on its business as currently conducted and as proposed to be conducted. BEA is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

     20.2 CORPORATE POWER. BEA has all requisite corporate power to execute and deliver this Agreement and all Incorporated Documents and to carry out and perform its obligations under the terms of this Agreement and such other documents.

     20.3 AUTHORIZATION. All corporate action on the part of BEA, its directors and its stockholders necessary for the authorization, execution, delivery and performance of this Agreement and any other agreements contemplated hereby has been taken. This Agreement and the Incorporated Documents, when executed and delivered by BEA, will constitute valid and binding obligations of BEA enforceable in accor-dance with their respective terms.

     20.4 COMPLIANCE WITH OTHER INSTRUMENTS, NO CONFLICTS, ETC. The execution, delivery and performance of and compliance with this Agreement and the Incorporated Documents will not result in any violation of, or conflict with, or constitute a default under BEA's Articles of Incorporation or Bylaws, or under any material agreement to which BEA is a party, or result in the creation of, any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of BEA. No consent of any person not a party to this Agreement and no consent of any governmental authority is required to be obtained on the part of BEA to permit the consummation of the transactions contemplated by this Agreement (including without limitation the transfer to BEA of all right, title and interest in and to the Transferred Assets). BEA is not in violation of any term of its Articles of Incorporation or Bylaws, or in any material respect of any term or provision of any mortgage, indebtedness, indenture, contract, agreement, instrument, judgment or decree, order, statute, rule or regulation applicable to BEA if it could have an adverse impact on the transactions contemplated by this Agreement.

     20.5 LITIGATION, ETC. There are no actions, suits, proceedings or investigations pending against BEA or its officers or properties before any court, arbitrator or governmental agency (or, to the best of BEA's knowledge, is there any threat thereof) that questions the validity of this Agreement and/or any of the Incorporated Documents or any action taken or to be taken in connection herewith or therewith. BEA is not a party to or specifically by name subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality that questions the validity of this Agreement and/or any of the Incorporated Documents or any action taken or to be taken in connection herewith or therewith. There is no action, suit, proceeding or investigation by BEA currently pending or that BEA currently intends to initiate that questions the validity of this Agreement and/or any of the Incorporated Documents or any action taken or to be taken in connection herewith or therewith.

     20.6 DISCLOSURE. The representations and warranties of BEA contained in this Agreement, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. BEA has no present intention to transfer this Agreement or any of its rights or obligations hereunder or under the Incorporated Documents or any of the assets acquired hereby to any third party, except in the ordinary course of business.

     20.7 CUSTOMER TRANSITION. BEA will use commercially reasonable efforts to implement a smooth transition of operations from Novell to the end that all TUXEDO Software distributors and customers will experience as little disruption and delay in service, supply and support as is reasonably practicable.

     20.8 NOTICE OF MATERIAL CHANGE. BEA agrees to give Novell prompt written notice of any material change which occurs prior to the Closing in any of the information contained in the representations and warranties made by BEA in this Agreement and/or the Exhibits attached hereto.

21   INTELLECTUAL PROPERTY INDEMNIFICATION

     21.1 INDEMNIFICATION BY NOVELL. Novell agrees to indemnify, defend and hold BEA harmless from any and all damages, liabilities, costs and expenses incurred by BEA as a result of any claims, judgments or adjudication against BEA that TUXEDO Software or Novell Documentation infringes the copyright or trade secret or US patent rights of any third party, provided: (i) BEA shall promptly notify Novell in writing of the claim; and (ii) Novell shall have the sole control of the defense of the action and BEA provides Novell with full information and assistance for its defense, settlement and/or compromise.

     21.2 EXCLUSIONS. Should any of the software provided by Novell under this Agreement, or the operation, marketing or distribution thereof in accordance with the rights granted in this Agreement, become, or in Novell's opinion be likely to become, the subject of infringement of any copyright or other intellectual property right of any third party, BEA shall permit Novell, at its option and expense, to either
          (i) procure for BEA the right to continue using such software, or
          (ii) replace or modify such software so that it becomes non-infringing, provided such replaced or modified software retains comparable functionality. If neither of such options is commercially reasonable, in Novell's reasonable opinion, Novell may terminate its obligations for indemnification to BEA under this Section 21.1 with respect to any such patent infringement upon written notice to BEA after Novell has made commercially reasonable efforts to obtain such rights or permission. The parties agree that these aforementioned commercially reasonable efforts on part of Novell shall not exceed a cumulative total expenditure of $5,000,000 in Novell's efforts to secure the necessary rights. Novell shall have no liability to BEA under any provision of this Agreement with respect to any claim of infringement which is based on a modification of the software by any person other than Novell, including works for hire created by BEA pursuant to this Agreement, or the combination or utilization of software, equipment or devices not made or recommended by Novell pursuant to any specifications other than, or in addition to, Novell's specifications, where the claim could not have been based on the use of software, equipment or devices made or recommended by Novell.

     21.3 INDEMNIFICATION BY BEA. BEA agrees to indemnify, defend and hold Novell harmless from any and all damages, liabilities, costs and expenses incurred by Novell as a result of any claims, judgments or adjudication against Novell that Derivative Works of the TUXEDO Software created by BEA (including Core Modifications and Add-ons) or BEA Documentation infringes the copyright or trade secret rights of any third party, provided: (i) Novell shall promptly notify BEA in writing of the claim; and (ii) BEA shall have the sole control of the defense of the action and Novell provides BEA with full information and assistance for its defense, settlement and/or compromise.

     21.4 ENTIRE LIABILITY. THE ABOVE STATES THE ENTIRE LIABILITY OF EACH PARTY WITH RESPECT TO INFRINGEMENT OF COPYRIGHTS, TRADEMARKS, PATENTS OR ANY OTHER FORM OF INTELLECTUAL PROPERTY BY ANY MATERIALS SUPPLIED BY SUCH PARTY UNDER THIS AGREEMENT. BEA SPECIFICALLY ASSUMES ALL LIABILITY AND RISK WITH RESPECT TO ALL TUXEDO SOFTWARE DEVELOPED, LICENSED, OR SOLD BY IT, EXCEPT AS OTHERWISE SPECIFICALLY SET FORTH HEREIN.

22   CONFIDENTIAL INFORMATION.

     22.1 CONFIDENTIAL OBLIGATION. From the date of receipt of Confidential Information and for a period of five (5) years from the destruction or return of Confidential Information, the Receiving Party agrees to use the same care and discretion, but no less than reasonable care and discretion, to avoid disclosure, publication or dissemination of Confidential Information it has received, as the Receiving Party employs for similar information of its own which it does not desire to publish, disclose or disseminate, except to those employees and/or permitted subcontractors of the Receiving Party who have a need to know in order to permit the Receiving Party to exercise the rights granted to it in Section 0 with respect to Confidential Information. Following expiration of the underlying license grant in the Confidential Information, the Receiving Party agrees to destroy any and all Confidential Information received from the Disclosing Party. Provided the Receiving Party has complied in all respects with this provision, no obligation of any kind shall be assumed by, or imposed upon the Receiving Party with respect to such Confidential Information after the time period specified above.

     22.2 EXTREMELY SENSITIVE INFORMATION. A party receiving Extremely Sensitive Information agrees to take the following measures (in addition to the protective measures otherwise required for Confidential Information):

          22.2.1    Restrict access to the Extremely Sensitive
                    Information to only those employees and independent contractors (a) who require access as part of the Receiving Party's performance under this Agreement, (b) who have been notified of the confidential nature of the Extremely Sensitive Information, and (c) who do not constitute an unreasonable risk of inadvertent disclosure of the Extremely Sensitive Information by developing or being in contact with developing products competitive with Disclosing Party's products;

          22.2.2 Maintain a written record of access to Extremely Sensitive Information; which, at a minimum, includes the name of each employee or independent contractor given access to Extremely Sensitive Information, the identity of the Extremely Sensitive Information, and a copy of the employee's or independent contractor's written confidentiality agreement covering the Extremely Sensitive Information. The written confidentiality agreement must either name the Disclosing Party as a third-party beneficiary of the agreement or be subject to the Receiving Party's agreement to take prompt and vigorous action to enforce on behalf of and as requested by the Disclosing Party. Access records may be kept automatically by means of an operating system log in audit trail facility. The Disclosing Party will be allowed to review and obtain copies of this record promptly upon its reasonable request; and,

          22.2.3 Promptly notify the Disclosing Party in writing of any circumstances which become known to the Receiving Party surrounding any possession, use, or knowledge of the Disclosing Party's Extremely Sensitive Information at any location or by any person or entity other than those authorized under this Agreement.

23   DEFAULT/TERMINATION

     23.1 DEFAULT. In addition to any other rights or remedies available at law or in equity, either party may terminate this Agreement upon any of the following:

          23.1.1 The other party is in default of any material obligation hereunder and default continues for ninety (90) days following receipt of written notice.

          23.1.2 The other party is dissolved or attempts an unauthorized assignment of this Agreement or any of its rights under this Agreement.

          23.1.3 The other party is not paying its debts as the debts become due, becomes insolvent, files or has filed against it a petition under any Bankruptcy Law, proposes any dissolution, liquidation, composition, financial reorganization or recapitalization with creditors, makes an assignment or trust mortgage for the benefit of creditors, or if a receiver trustee, custodian or similar agent is appointed or takes possession of any property or business, to the extent termination is permitted by applicable law.

          In the event of a default by BEA pursuant to this Section, Novell shall be entitled to receive damages and payments from BEA in an amount not less than the payments required under Section 23.2 below.

     23.2 TERMINATION AT WILL BY BEA. During the Initial Term, BEA may terminate this Agreement, with or without cause, at any time upon no less than six (6) months' prior written notice to Novell, subject to payment of the following amounts to Novell, on or before the date termination is effective:

          If the effective date of termination is before the first anniversary date of this Agreement: $7 million

          If the effective date of termination is on or after the first anniversary date but before the second anniversary date of this
          Agreement:  $8 million

          If the effective date of termination is on or after the second anniversary date but before the third anniversary date of this
          Agreement:  $9 million

          The parties acknowledge and agree that the foregoing early termination amounts are not intended to be punitive in nature but are amounts reasonably calculated to cover Novell's costs and expenses in resuming the development, marketing, distribution and support of the TUXEDO Software which had been assumed by BEA under this Agreement. During the six (6) month period between the date notice of termination is given and the date such notice is effective, BEA shall remain liable to Novell for the full amount of payments otherwise required by this Agreement, in addition to the early termination payments set forth above, regardless of whether BEA continues developing or distributing TUXEDO Software during such period. Effective as of the date BEA gives notice of termination, (i) BEA shall no longer have any obligation to comply with Sections 8.1 and
          8.2 of this Agreement; and (ii) all exclusive rights and licenses granted to BEA in this Agreement shall become non-exclusive.

     23.3 EFFECT OF TERMINATION ON OBLIGATIONS.  Termination of this
          Agreement shall not affect any of BEA's pre-termination obligations to BEA customers. Notwithstanding any expiration or termination of this Agreement, unless this Agreement is terminated due to a breach by BEA, (i) BEA and its Subsidiaries, using the Mark, may distribute a commercially reasonable number of copies of TUXEDO Software in stock or in order to fill orders placed by end users or resellers prior to the expiration or termination of this Agreement during the subsequent ninety (90) days after expiration, (ii) those copies of TUXEDO Software in possession of resellers may be distributed in accordance with the terms and conditions of this Agreement, and (iii) sublicenses granted pursuant to this Agreement shall not be revoked by the expiration or termination of this Agreement. Except as specifically set forth above or in Section 4.1.6, all other licenses shall immediately cease upon termination or expiration.

24 REMEDIES AND LIMITATION OF LIABILITY. THE REMEDIES SET FORTH BELOW ARE EXCLUSIVE OF ALL OTHER REMEDIES THAT MAY BE AVAILABLE AT LAW OR IN EQUITY. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NO PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) SUSTAINED OR INCURRED IN CONNECTION WITH THIS AGREEMENT AND THE PRODUCTS THAT ARE SUBJECT TO THIS AGREEMENT, REGARDLESS OF THE FORM OF ACTION AND WHETHER OR NOT SUCH DAMAGES ARE FORESEEABLE.

25   GENERAL PROVISIONS.

     25.1 NOTICE. Unless otherwise agreed to by the parties, all notices required under this Agreement (except those relating to product pricing, changes and upgrades) shall be deemed effective when received and made in writing by either (i) registered mail, (ii) certified mail, return receipt requested, or (iii) overnight mail, addressed and sent to the attention of:


          Novell, Inc.                       BEA Systems, Inc.
          122 East 1700 South                2465 E. Bayshore Road
          Provo, Utah 84606                  Palo Alto, CA 94303
          Attn: Mark Epstein                 Attn: Edward W. Scott, Jr.

          and with a copy of non-technical notices to:


          Novell, Inc.                       Morrison & Foerster
          1555 N. Technology Way, A200       755 Page Mill Road
          Orem, Utah 84057                   Palo Alto, California 94304-1018
          Attn: General Counsel              Attn: Michael C. Phillips

          and, during the time the Guaranty is in effect, to:


          Warburg, Pincus Ventures L.P.
          466 Lexington Avenue
          New York, NY 10017
          Attn: Stewart Gross

     25.2 SUSPECTED INFRINGEMENT. BEA agrees to promptly report to Novell of any infringement or potential infringement of Novell's intellectual property rights in TUXEDO Software by a third party. BEA also agrees to assist Novell in any reasonable way in investigating the infringement or potential infringement and/or in enforcing Novell's rights against infringing parties in exchange for payment by Novell of BEA's reasonable expenses.

     25.3 INTERNATIONAL DISTRIBUTION. BEA agrees to distribute TUXEDO Software only in countries which provide reasonably adequate protection for Novell's proprietary rights through copyright, trade secret, patent, or other laws. BEA shall be deemed to be in compliance with this Section in those countries where Novell distributes (either directly or indirectly) the NetWare network operating system.

     25.4 DISCLOSURES.   Each party agrees not to disclose the terms and
          conditions of this Agreement to any third party without the express written consent of the other party. No party shall announce the existence of this Agreement without the prior consent of the other party, which shall not unreasonably be withheld.

          The parties acknowledge the importance of appropriate disclosures in positioning the partnership relationship between the companies to the distribution channel, the press, customers, and others. The parties agree that, for six months after the Closing Date, no press releases or other disclosures by company representatives shall conflict with the sample initial press release attached hereto as Exhibit J without the written consent of the other party. During the remainder of the Initial Term, all press releases and other disclosures by company representatives shall continue to portray the relationship between the parties as a partnership and strategic alliance.

     25.5 CONSTRUCTION.

          25.5.1 HEADINGS. The headings of this Agreement are provided for reference only and shall not be used as a guide to interpretation.

          25.5.2 ORDER OF PRECEDENCE. In rendering performance under this Agreement, each party shall comply with all applicable provisions contained in each of the documents comprising this Agreement. In the event of inconsistency between or among the various documents, the following order of precedence shall govern:

                    25.5.2.1  This Agreement and its Exhibits; and

                    25.5.2.2  Documents incorporated by reference;


          25.5.3 SINGULAR, PLURAL AND GENDER. When used in this Agreement, the singular includes the plural, the plural includes the singular and gender related pronouns include the feminine, masculine and neuter.

     25.6 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the substantive laws of the State of Utah. The parties agree that any action relating to this Agreement shall be instituted and prosecuted exclusively in the courts of competent jurisdiction of the State of Utah or the San Francisco Bay area of the State of California.

     25.7 FORCE MAJEURE. If any party shall be prevented from performing any portion of this Agreement (except the payment of money) by causes beyond its control, including labor disputes, civil commotion, war, governmental regulations or controls, casualty, inability to obtain materials or services or acts of God, the defaulting party shall be excused from performance for the period of the delay and for a reasonable time thereafter.

     25.8 SURVIVAL OF TERMS. The provisions of this Agreement which by their nature extend beyond the expiration or termination of this Agreement, including, but not limited to, Sections 0, 0, 4.1.6, 0, 13.3, 13.4, 19, 20, 21, 22, 0, 0 and 0 will survive and remain in effect until all obligations are satisfied.

     25.9 WAIVER. No waiver of any right or remedy on one occasion by any party shall be deemed a waiver of the right or remedy on any other occasion.

    25.10 SUPERIOR AGREEMENT. This Agreement, including all exhibits referenced herein, sets forth the entire agreement and understanding among the parties as to the subject matter and merges all prior discussions between Novell (or its predecessors in interest, including USL) and BEA or any of its Subsidiaries or affiliates with respect to this transaction but does not supersede any prior written agreements between any such parties. Neither party shall be bound by any conditions, definitions, warranties, understandings or representations with respect to the subject matter other than as expressly provided under this Agreement. This Agreement may not be modified by usage of trade, course of dealing or otherwise. This Agreement is subject to amendment or modification only by a writing duly signed by all parties.

    25.11 ASSIGNMENT. Subject to the provisions of Section 10.3, neither party may assign this Agreement except in connection with a merger, consolidation, or sale of all or substantially all of the party's assets, or with the prior written consent of the other party, and except that BEA may assign any of its rights or obligations to its Subsidiaries subject to BEA remaining jointly liable to Novell for the obligations under this Agreement. Any attempted assignment without written consent shall be null and void. Where required, no party shall unreasonably withhold consent.

    25.12 TERMINATION OF LITIGATION. BEA agrees to cause its subsidiary IMC to dismiss with prejudice its pending litigation against Novell and forever release Novell from any liability for such claims under the litigation. BEA will cause IMC to execute all necessary documents and agrees to file such documents in the courts of relevant jurisdiction to effect the dismissal with prejudice of the pending litigation. BEA and its Subsidiaries agree to be bound by said dismissal with prejudice and release of Novell associated with the pending litigation against Novell by IMC. BEA shall deliver at Closing the form Stipulation to Dismissal with Prejudice of the above-referenced litigation reasonably acceptable to Novell, which shall be executed by the parties and filed as promptly as possible following Closing.

    25.13 SEVERABILITY. If any term of this Agreement is held invalid or unenforceable by a court or authority of competent jurisdiction, such term shall be reduced or otherwise modified by such court or arbitrator to the minimum extent necessary to make it valid and enforceable. If such term cannot be so modified, it shall be severed and the remaining terms of this Agreement shall be interpreted, to the extent possible, in such a way as to give maximum validity and enforceability to the terms of this Agreement as originally intended by the parties.

    25.14 INDEPENDENT CONTRACTORS. The parties to this Agreement are independent contractors and each agrees not to represent itself as an agent or legal representative of any other party. Neither party has the authority to bind the other, to incur any liability or otherwise act on behalf of the other, or to direct the employees of the other.

    25.15 COMPLIANCE WITH LAWS. Regardless of any disclosure made by BEA to Novell of an ultimate destination of the Program, BEA will not export or transfer, whether directly or indirectly, the Program, or any portion thereof, or any system containing such Program or portion thereof, to anyone outside the United States (including further export if BEA took delivery of the Program outside the United States) without first complying strictly and fully with all export controls that may be imposed on the Program by the United States Government or any country or organization of nations within whose jurisdiction BEA operates or does business. In particular, BEA assures Novell that, absent any required prior authorization from the Bureau of Export Administration, U.S. Department of Commerce, 14th and Constitution Avenue, Washington DC 20230, BEA will not export or reexport (as defined in Section 779 of the Export Administration Regulations, as amended ("Regulations")) the Program or any technical data or other confidential information, or direct product of any of the foregoing to Iran, Iraq, Syria, the People's Republic of China, Yugoslavia (Serbia and Montenegro), or to any country in Country Groups Q, S, W, Y, or Z as defined in the supplement No. 1 to Section 770 of the Regulations, or such other countries as come under restriction by action of the United States Government, or to nationals from or residing in the foregoing countries, without first obtaining permission from the appropriate United States Government authorities. The countries subject to restriction by action of the United States Government are subject to change, and it is BEA's responsibility to comply with the United States Government requirements as they may be amended from time to time.

    25.16 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have entered into this Agreement effective as of the Signing Date.


NOVELL, INC.                            BEA SYSTEMS, INC.



Signature /s/ Novell, Inc.            Signature /s/ BEA Systems, Inc.
         -------------------------             ---------------------------
Print Name                            Print Name
         -------------------------              --------------------------
Print Title                           Print Title
           -----------------------               -------------------------
Date                                  Date
    -------------------------------       --------------------------------

EXHIBIT A: TUXEDO SOFTWARE DELIVERABLES
(To be completed by Closing)


SOURCE CODE
-----------

TUXEDO software Versions 4.2.2, 5.0 and 6.0 and all other versions, modifications and development work product on these versions as of Closing. TUXEDO Software shall include any and all modifications made by Novell's Consulting Group as special modifications, minor enhancements and product ports. TUXEDO Software shall also include related educational courseware developed for the TUXEDO Software and education and training of users.

BINARY CODE
-----------


DOCUMENTATION
-------------

EXHIBIT B:     ASSUMED CONTRACTS
(To be completed by Closing)

EXHIBIT C: SUBSIDIARIES & CONTROLLED PERSONS(1)
(To be completed by Closing)

WHOLLY-OWNED SUBSIDIARIES
-------------------------





CONTROLLED PERSONS
------------------




---------------
(1) Additional entities may be added to this Exhibit upon the mutual agreement of the parties.

EXHIBIT D: TRANSFERRED ASSETS
(To be Completed by Closing)


1. The equipment, furnishings, and other personal property owned by Novell and used exclusively by its TUXEDO division personnel.

2.  Novell's Ownership in USL Mexico and USL SA

3. Inventory, which BEA can sell during a 90-day transition period after Closing, provided that BEA reasonably identifies itself as the seller to the purchaser through the use of inventory stickers or some other mechanism.

EXHIBIT E: TUXEDO TRADEMARK LICENSES
(To be Completed by Closing)

EXHIBIT F:     SOURCE CODE SUBLICENSING

BEA may grant sublicenses of Source Code subject to the following minimum terms and conditions:

1. Subject to Section 23, BEA may grant sublicenses to Source Code for the purposes specified in Section 4.1. Such Source Code shall continue to be subject to the terms and conditions of this Agreement. Sublicensees may only make those number of copies of Source Code as reasonably necessary for backup and archival purposes.

2. Sublicensees may modify Source Code to create Derivative Works, provided the Derivative Works are for the purposes stated in Section 4.1. All Derivative Works created by sublicensees shall continue to be subject to the terms and conditions of this Agreement.

3. Except for source code escrow or similar arrangements to allow limited use of Source Code or Derivative Works thereof for maintenance purposes, sublicensees of Source Code shall not be authorized to sublicense Source Code or Derivative Works thereof, except that in the case of the latter, sublicensees shall be permitted to grant Binary Code sublicenses pursuant to a grant of rights from BEA.

4. BEA, upon the written request of Novell, shall provide Novell with the names of its sublicensees and the locations of each copy of the Source Code and Derivative Works thereof.

5. Sublicensees of Source Code shall be subject to confidentiality provisions at least as stringent as those specified in this Agreement with respect to Source Code.

6. Novell shall not be liable to any sublicensees of BEA for any reason whatsoever, and BEA agrees to indemnify Novell from and against any imputed liability of BEA.

EXHIBIT G: FORM OF GUARANTY

                            GUARANTY

     This Guaranty ("Guaranty"), dated as of________________________________,
199____, is by Warburg, Pincus Ventures, L.P. as guarantor ("Guarantor"), for the benefit of Novell, Inc. ("Novell").

RECITALS:
--------

     A. Novell and BEA Systems, Inc. ("BEA") have entered into that certain TUXEDO License and Distribution Agreement, dated _________________, 1995 (the "Agreement"), pursuant to which Novell has agreed to grant to BEA certain exclusive and strategic rights with respect to Novell's TUXEDO software, in consideration of the payments and other agreements and obligations of BEA described therein. Execution of this Guaranty is a condition to the closing of the Agreement.

     B. Guarantor has a substantial financial interest in BEA and will materially benefit from the transaction contemplated by the Agreement.

AGREEMENTS:
----------

     NOW, THEREFORE, in consideration of the foregoing, Guarantor hereby agrees as follows:

     1. PERSONAL GUARANTY. To induce Novell to enter into the transaction with BEA described above, Guarantor hereby personally, absolutely and unconditionally guarantees performance of all obligations of BEA to make payments to Novell, as more specifically described in the Agreement, as it may be amended from time to time with the consent of BEA (the "Obligations"). The parties acknowledge that, unless and until BEA delivers to Novell a written notice that BEA is exercising its option to purchase a perpetual license, pursuant to Section 14.2 of the Agreement, such option payment is not considered an obligation of BEA to make a payment to Novell. This Guaranty is an unconditional, continuing and irrevocable guaranty of payment of the Obligations as agreed. The liability of Guarantor hereunder is independent of the Obligations and of the liabilities of BEA.

     2. REPRESENTATIONS, WARRANTIES AND COVENANTS. Guarantor hereby represents, warrants, covenants and agrees that, upon BEA's failure to perform when due any of the Obligations, Guarantor shall pay to Novell, upon demand, the unpaid amount of such Obligation. Guarantor agrees, as principal obligor and not as guarantor only, to pay to Novell upon demand all costs and expenses (including reasonable attorneys' fees) incurred or expended by Novell in connection with the enforcement of this Guaranty.

     3. WAIVERS. In connection with this Guaranty, Guarantor hereby waives the following:

          3.1 Any right to require Novell to first proceed against BEA or any other person, or to proceed against or exhaust any security held by Novell at any time, or to pursue any other remedy in its power before proceeding against Guarantor;

          3.2 All requirements, if any, of diligence, presentment, demand, protest, notice of default and non-payment and all other demands and notices of any kind with respect to the Obligations, to the extent permitted by law;

          3.3 Any defense due to unenforceability or irregularity with respect to the Obligations or any limitation of BEA's liability with respect to the Obligations, or based upon an election of remedies by Novell;

          3.4 Any duty of Novell to disclose to Guarantor any facts it may now or hereafter know about BEA, regardless of whether Novell has reason to believe that such facts are unknown to Guarantor or materially increase the risk beyond that which Guarantor intended to assume. Guarantor agrees that, due to its close relationship with BEA, Guarantor assumes full responsibility for keeping informed of all circumstances affecting the risk of nonperformance; and

          3.5 All other statutory or common law suretyship defenses now or hereafter available.

     4. CONSENTS. Guarantor hereby consents to the following and agrees that this Guaranty will not be affected thereby:

          4.1 Any modification, renewal, extension or release of the Obligations, including without limitation any extension of time for performance or payment, any delay in the enforcement of Novell's rights, and any modification of any duty or obligation of BEA;

          4.2 Waiver by Novell of performance or payment of damages by BEA with respect to any or all of the Obligations, or assignment by Novell of its rights under the Obligations; and

          4.3 Acceptance of any property as security, release of any property from any security interest held by Novell, or the addition of or release of any other guarantor of the Obligations.

     5. BANKRUPTCY, ETC. The guarantees contained herein shall not be affected by bankruptcy, insolvency, receivership, reorganization or similar proceeding affecting BEA or its assets, or by the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of BEA.

     6. SUBROGATION RIGHTS AND SUBORDINATION. Until all Obligations are paid in full, Guarantor agrees that it shall have no right of subrogation against BEA and waives any rights to enforce any remedy that Novell may have against BEA and any right to participate in any security that may be held by Novell. Guarantor agrees that all indebtedness of BEA to Guarantor, whether now or hereafter incurred, shall be subordinated in all respects to all Obligations hereby guaranteed.

     7. ACTIONS. Guarantor's obligations under this Guaranty are independent of the Obligations of BEA and, if there is a default or breach by Guarantor hereunder, a separate action or actions may be brought and prosecuted against Guarantor whether or not BEA is joined in such action or a separate action is brought against BEA. Novell may maintain successive actions for other defaults. All rights and remedies of Novell shall be cumulative and not alternative, and such rights and remedies shall be in addition to all rights and remedies given to Novell by law. Novell's rights shall not be exhausted by its exercise of any of its rights or remedies or by any action or successive action until all Obligations hereby guaranteed have been performed as agreed or Novell has been fully compensated for any failure to adequately perform. In any action against Guarantor based upon a default under or breach of this Guaranty, Novell shall be entitled to recover its costs and reasonable attorneys' fees.

     8. TERMINATION OF GUARANTY. This Guaranty shall terminate at the time all Obligations of BEA relating to the Initial Term are satisfied in full; provided, however, that in the event of a public offering of BEA stock in which BEA obtains at least $50 million in equity investments, and BEA creates and maintains an interest-bearing escrow account holding at least fifty percent (50%) of the amount of outstanding financial obligations of BEA during the Initial Term, Novell agrees to terminate this Guaranty and release Guarantor from its obligations hereunder, effective at the time BEA delivers to Novell reasonably satisfactory evidence that such minimum funds have been obtained from a public offering and the escrow account has been formed and fully funded.

     8. BINDING EFFECT; ASSIGNABILITY. This Guaranty shall inure to the benefit of and shall be binding upon Novell and Guarantor and their respective successors, representatives, heirs, executors, administrators and assigns. Guarantor may not assign this Guaranty without Novell's prior written consent.

     9. ENTIRE AGREEMENT; AMENDMENT. This writing constitutes the entire agreement of Guarantor with respect to the subject matter of this Guaranty and may not be modified, amended or terminated except by a written agreement specifically referring to this Guaranty signed by Guarantor and Novell.

     10. NO WAIVER. No waiver of any breach or default under this Guaranty shall be considered valid unless in writing and signed by the party giving such waiver.

     11. APPLICABLE LAW. This Guaranty and all amendments hereof shall be governed by and construed in accordance with the laws of the State of Utah, without regard to conflicts of laws provisions.

     12. SEVERABILITY. If any term of this Guaranty is deemed invalid or unenforceable by a court or authority of competent jurisdiction, that term shall be reduced or otherwise modified by such court or authority, but only to the minimum extent necessary to make it valid and unenforceable. If any term cannot be reduced or modified to make it reasonable and permit its enforcement, such term shall be severed from this Guaranty and the remaining terms shall be interpreted in such a way as to give maximum validity and enforceability to this Guaranty.

                              GUARANTOR:

                              WARBURG, PINCUS VENTURES, L.P.

                              By: /s/ William H. Janeway
                                 -------------------------------------

                              Title: Managing Director
                                    ----------------------------------

EXHIBIT H: TUXEDO EMPLOYEES
(To be Completed by Closing)

EXHIBIT I: FORM OF BILL OF SALE

                  BILL OF SALE AND ASSIGNMENT OF ASSETS


     Novell, Inc., a Delaware corporation ("Novell"), in consideration of Ten Dollars and other good and valuable consideration to it in hand paid, the receipt and sufficiency of which is hereby acknowledged, does hereby sell, grant, transfer, convey, assign, and deliver unto BEA Systems, Inc., a _______ corporation ("BEA"), all of Novell's right, title and interest in and to each of the Transferred Assets, as such term is defined in that certain TUXEDO License and Distribution Agreement between BEA and Novell, dated as of _________, 1995 (the "Agreement").

     Novell represents and warrants to BEA that (i) Novell is the lawful owner of title to the Transferred Assets, (ii) Novell has the right to sell the Transferred Assets to BEA, and (iii) there are no liens or encumbrances on or against the Transferred Assets, except for those encumbrances and liabilities described in the Agreement or documents related thereto.

     Novell shall execute, acknowledge and deliver all such further deeds, bills of sale, transfers, assignments, conveyances, powers of attorney, conveying and confirming unto BEA the Transferred Assets, as BEA shall reasonably require.

     IN WITNESS WHEREOF, Novell has caused this instrument to be executed as of ________, 199_.


                                   NOVELL, INC.

                                   By: _______________________________
                                   Its: ______________________________

EXHIBIT J: SAMPLE INITIAL PRESS RELEASE

APPROVAL DRAFT, 1/23


 NOVELL AND BEA SYSTEMS ANNOUNCE STRATEGIC PARTNERSHIP TO DEVELOP, DISTRIBUTE
                                TUXEDO SOFTWARE

     RESPONDING TO GROWING MARKET DEMAND, COMPANIES TO ENHANCE AND EXPAND
               TUXEDO SYSTEM ACROSS NETWARE, UNIX, NT PLATFORMS

     OREM, UT AND SUNNYVALE, CA -- JANUARY 29, 1996 -- Novell, Inc. (NOVL) and BEA Systems, Inc. of Sunnyvale, CA. today announced a strategic partnership to develop and distribute the TUXEDO System, the leading open transaction management software used by businesses to develop and deploy multi-tier, client/server applications.

     The TUXEDO System is a development, management and deployment environment for multi-tier client/server applications and is the leading portable transaction manager with more than 40 percent of the market. It is used to create scalable, high performance, secure, reliable business-critical applications, as well as more general purpose client/server applications. It runs on more than 35 platforms including NetWare, most UNIX variants, NT, and virtually every client operating environment. Customer demand for the TUXEDO System has doubled for the past two consecutive years.

     Under the terms of the agreement, both companies will invest development resources to enhance and expand the TUXEDO product line. Novell's development focus will be to integrate TUXEDO with NetWare, including its industry standard network directory services (NDS), and NetWare Connect Service for managed Internet services. BEA will be responsible for developing the features and utilities needed for enterprise line-of-business solutions running on UNIX, NT, and other platforms, including their integration with existing legacy systems. BEA will also become the master distributor of TUXEDO on non-NetWare platforms.

     The partnership advances Novell's strategy to enable a Smart Global Network by extending distributed network services such as TUXEDO's on-line transaction processing (OLTP) capabilities across multiple client and server platforms and into managed Internet solutions. Through the further integration of TUXEDO with NetWare, Novell will enable customers to more easily manage and secure transaction-intensive applications deployed across networks for use in electronic commerce, securities trading, manufacturing process control, retail inventory management, and other mission-critical areas.

     Since traditional TUXEDO users on UNIX or NT develop custom line-of-business solutions, Novell chose to partner with BEA because they will dedicate the resources required from both a consulting and channel perspective, as well as a product-features perspective to better meet these customer-specific needs.

          "Our partnership with BEA Systems enables Novell to maintain its commitment to TUXEDO and its rapidly expanding customer base while increasing Novell's focus to making TUXEDO services an integral part of the Smart Global Network spanning from workgroup LANs to the Internet," said Richard King, executive vice president and general manager of the Novell Systems Group. "As a leader in enterprise middleware solutions, BEA Systems is the ideal partner to fully support TUXEDO market growth among its base of enterprise and systems customers. Novell believes the agreement will widen TUXEDO's market lead as the platform for open transaction intensive client/server applications."

     "We are extremely pleased to be working with Novell to expand both TUXEDO's capabilities and its distribution," said Bill Coleman, President and CEO of BEA Systems. "We already have broad TUXEDO expertise within BEA, a large installed base of TUXEDO customers, and are focusing our entire company on enterprise middleware solutions with TUXEDO as a core technology component. We expect this partnership to allow us to drive significant enhancements into the product, and to ease the path for customers adopting TUXEDO by greatly expanding sales channels and consulting availability "

     Jim Johnson, President of the Standish Group, an industry consulting firm specializing in transaction management middleware, said, "This relationship
provides the best of all worlds.   Multi-tier client/server application
customers get the features and consulting they need from the consulting-intensive channel to be set up by BEA. At the same time, TUXEDO will be better integrated and more easily useable in a NetWare or Novell distributed services environment, and will be used to enhance the capabilities of the products that make that environment possible."

     The joint development and master distributor agreement with BEA is effective as of February 26, 1996. Current Novell TUXEDO distributors and customers have already been notified of the agreement. Any distributor or customer transitions will be accomplished within 90 days.

ABOUT BEA

     BEA Systems is a leading provider of enterprise middleware solutions. Founded in 1995, BEA's mission is to deliver a distributed application framework, using enhanced transaction processing monitor technology and professional services, to enable distributed mission-critical applications that can seamlessly work with both legacy and client/server environments. With today's announcement, BEA will be the developer and master distributor of TUXEDO on all operating systems other than NetWare and plans to continue building its solution set through development, partnerships, and acquisitions. Headquartered in Sunnyvale, Calif., BEA is venture funded by Warbug, Pincus Ventures, L.P.

     Novell, Inc. (NASDAQ: NOVL), is the world's leading networking software provider. Novell software provides the infrastructure for a networked world, enabling our customers to connect with other people and the information they need, anytime and anyplace. Novell partners with other technology and market leaders to help customers make networks a part of their everyday lives.

                                      ###

                              FIRST AMENDMENT TO
                   TUXEDO LICENSE AND DISTRIBUTION AGREEMENT

     This first amendment (this "Amendment") is entered into as of February 23, 1996, between Novell, Inc., a Delaware corporation with a place of business at 122 East 1700 South, Provo, Utah 84606 ("Novell"), and BEA Systems, Inc., a Delaware corporation with its principal place of business located at 385 Moffett Park Drive, Sunnyvale, California 94089 ("BEA").

                                   RECITALS
                                   --------

     A. Novell and BEA entered into a TUXEDO License and Distribution Agreement, dated effective January 24, 1996 (the "Distribution Agreement"), with the closing on February 23, 1996. All capitalized terms used herein and not defined herein shall have the respective meanings specified in the Distribution Agreement.

     B. The parties now desire to amend the Distribution Agreement as hereinafter provided.

     NOW, THEREFORE, A consideration of the promises included herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENT
                                   ---------

1. DEFINITION OF TRANSFERRED ASSETS. The definition of Transferred Assets in Section 2.25 of the Distribution Agreement is amended to read as follows:

     TRANSFERRED ASSETS shall mean (i) certain Items of equipment, furnishings and other personal property previously used by Novell's TUXEDO division, as listed in Exhibit D; (ii) all of Novell's shares of stock in the following entities: USL Mexico and USL SA, as identified in Exhibit D: and (iii) any other items listed in Exhibit D.

2.   DEFINITION OF RSA SOURCE CODE.  A new section 2.27 is added as follows:

     RSA SOURCE CODE. RSA Source Code shall mean the encryption code licensed by Novell from RSA Security, Inc. and included In the TUXEDO Software for security and authentication purposes. RSA Source Code shall be considered Core Code for the purposes of this Distribution Agreement.

3.   BEA ADDRESS.  The address for BEA in the preamble and Sections 7 and
25.1 of the Distribution Agreement shall be changed to: BEA Systems, Inc., 385 Moffett Park Drive, Sunnyvale, California 94089.

4. LICENSE TO RSA SOURCE CODE. New Sections 4.3 and 4.4 are added to the Distribution Agreement as follows:

          4.3  Notwithstanding anything to the contrary set forth in
          Section 4 above, RSA Source Code shall be licensed by Novell to BEA as set forth herein. Novell hereby grants and BEA hereby accepts a non-transferable (except as provided herein) license:

               4.3.1 to use, reproduce, modify, compile and link the RSA Source Code within the US solely for internal use within the US with the Tuxedo Software under the Distribution Agreement for the same security and authentication purposes for which Novell internally made use of the RSA Source Code or security and authentication.

               4.3.2 to distribute directly and indirectly, world-wide to Its OEMs, Resellers, VARs and end users the binary code compiled from RSA Source Code as permitted in this Distribution Agreement. No rights are granted to BEA to sublicense the RSA Source Code.

          4.4 BEA agrees that it will reproduce and shall not remove or modify any proprietary notices associated with the RSA Source Code, and any binary version thereof, as provided to BEA by

          Novell.

5. INDEMNIFICATION BY NOVELL. The first sentence of Section 12.7 is amended to read as follows:

          Novell hereby agrees to indemnify and hold BEA harmless against any loss, liability, damage. cost or expense (including reasonable legal fees) arising out of any third party claims or suits which may be brought or made against BEA or its licensees arising out of the use by BEA or its licensee of the Mark in the form expressly licensed hereunder, which assert that such use of the Mark violates such party's trademark rights in the U.S. or In any other country in which Novell has made substantial use of the Mark.

6. PAYMENTS FOR INITIAL TERM. Section 13.1 of the Distribution Agreement is amended as follows:

     BEA will pay to Novell an additional $2 million for Year I of the Initial Term, with $1 million payable on January 1, 1997 and $1 million payable on April 1, 1997. The amount for Year 2 of the Initial Term will be reduced from $21 million to $20 million, such that the payment due June 30, 1997 is reduced to $4.25 million.

7. CONSIDERATION FOR TRANSFERRED ASSETS. Section 13.2 of the Distribution Agreement is amended so that the fair value of the Transferred Assets will be determined within thirty (30) days after Closing, and not prior to Closing.

8. ONE-TIME PAYMENT. The one-time payment of $25 million in Section 14.2 of the Distribution Agreement is reduced to $24 million.

9.   INDEMNIFICATION BY NOVELL.  Section 21.1 is amended to read as follows:

     Novell agrees to indemnify, defend and hold BEA harmless from any and all damages, liabilities, costs and expenses incurred by BEA as a result of any claims, judgments or adjudication against BEA or its licensees that TUXEDO Software or Novell Documentation infringes the copyright or trade secret or US patent rights of any third party, provided: (i) BEA shall promptly notify Novell in writing of the claim; and (ii) Novell shall have the sole control of the defense of the action and BEA provides Novell with full information and assistance for its defense, settlement and/or compromise.

10. EXHIBITS. Exhibits A, B, C, D, E and H of the Distribution Agreement are amended as attached hereto.

11. ENTIRE AGREEMENT. This Amendment (including the attached Exhibits), together with the Distribution Agreement (including any previously executed amendments thereto), constitutes the entire agreement between the parties with respect to the subject matter hereof

12. EFFECT OF AMENDMENT. Except as modified by this Amendment, all terms and conditions of the Distribution Agreement shall remain in full force and effect.

     Each of the undersigned represents and warrants that he or she is duly authorized to sign this Amendment on behalf of the party he or she represents. Each party has read, understands and agrees to the terms and conditions of this Amendment.

NOVELL, INC.                  BEA SYSTEMS, INC.

By:/s/ Edward R. Smith             By:/s/ Edward W. Scott, Jr.
   -------------------                --------------------------------
Name:  Edward R. Smith             Name: Edward W. Scott, Jr.
    ------------------                 -------------------------------
Title:  VP, Business Development   Title:  Executive Vice President
     ----------------------------       ------------------------------

Exhibit A:  TUXEDO Software Deliverables


SOURCE CODE
-----------

All TUXEDO software for all versions of TUXEDO, including versions 4.2.2, 5.x and 6.x, and all other versions, modifications, test frameworks, and development work on these versions as of Closing. TUXEDO Software shall include any and all modifications made by Novell's Consulting Group such as special modifications, minor enhancements and product ports. TUXEDO
Software shall include all current development tools, version control tools, MR(modification request)tracking tools, and all other tools related the development and productization of the TUXEDO software. TUXEDO Software shall also include all related educational courseware developed for the TUXEDO Software for the education and training of users, in both electronic and hardcopy form, including the TUXEDO System Internals, TUXEDO /D Developer and Internals, TUXEDO Host Internals, the TUXEDO System 4, 5 and 6 Administrator courses, and all other versions, modifications and other TUXEDO training materials.

BINARY CODE
-----------

All binary versions of be TUXEDO Software product, as defined above, including all versions of system 4.x, system 5.x, system 6.x and related add-on products.

DOCUMENTATION
-------------

All TUXEDO source code documentation files, including those for the TUXEDO reference manuals, message manuals, and guides, internal technical documentation, and all TUXEDO marketing, sales, presentation and any other product description or marketing collateral. All binary documentation files, including those processed with EBT software to make them browsable.

--------------------------------------------------------------------------------

Tuxedo License Agreement     -Novell, Inc.-122 East 1700 South-Provo, Utah 84606
C:\WORK\WPFILES\MERGERS\BEA-LIC.DR9  PAGE 35                    January 24, 1996

Exhibit B: Assumed Contracts

Novell and BEA each acknowledge and agree that this list of Assumed Contracts may not be complete, and that BEA has not had the opportunity prior to Closing to review all of the listed Assumed Contracts. Accordingly, Novell and BEA shall attempt in good faith to resolve any issues that may arise regarding any omissions or other problems with the list or with the terms and conditions of any Assumed Contracts. In addition, Novell shall reasonably cooperate, such as by agreeing to assign and obtaining agreements to assign, to ensure that BEA enjoys the benefits of the Assumed Contracts.

In the event that any of the Assumed Contracts cover other Novell software products in addition to TUXEDO, only the rights and obligations of Novell relating to TUXEDO shall be assigned as an Assumed Contract.

                   SECTION 1 - TUXEDO SYSTEM CONTRACTS

Customer Name ................................Contract ID
-------------                                 -----------

  [***]        ............................... 006448
  [***]        ............................... 034160-01
  [***]        ............................... 034304-01
  [***]        ............................... 034818-01
  [***]        ............................... 000302
  [***]        ............................... 001402
  [***]        ............................... 001403
  [***]        ............................... 001578
  [***]        ............................... 002305
  [***]        ............................... 002313
  [***]        ............................... 003315
  [***]        ............................... 004317
  [***]        ............................... 007792
  [***]        ............................... 010327
  [***]        ............................... 011441
  [***]        ............................... 011448
  [***]        ............................... 012360
  [***]        ............................... 012373
  [***]        ............................... 013206
  [***]        ............................... 014541
  [***]        ............................... 014901
  [***]        ............................... 014902
  [***]        ............................... 015505
  [***]        ............................... 016416
  [***]        ............................... 018249
  [***]        ............................... 018250
  [***]        ............................... 019180
  [***]        ............................... 027748
  [***]        ............................... 029582
  [***]        ............................... 029806
  [***]        ............................... 029816
  [***]        ............................... 029817
  [***]        ............................... 031782
  [***]        ............................... 033204
  [***]        ............................... 033244
  [***]        ............................... 033318
  [***]        ............................... 033326
  [***]        ............................... 033371
  [***]        ............................... 033372
  [***]        ............................... 033478
  [***]   .................................... 034664-01
  [***]                         .............. 034234-01
  [***]        ............................... 033410
  [***]        ............................... 034534-01
American Telephone & Telegraph ............... 018749
American Telephone & Telegraph ............... 019261
American Telephone & Telegraph ............... 019675
American Telephone & Telegraph ............... 020051
American Telephone & Telegraph ............... 027821
American Telephone & Telegraph ............... 027829-01
American Telephone & Telegraph ............... 029579
American Telephone & Telegraph ............... 029584
American Telephone & Telegraph Company ....... 000683
American Telephone & Telegraph Company ....... 003575
American Telephone & Telegraph Company ....... 003576
American Telephone & Telegraph Corporation ... 030431
American Telephone & Telegraph Corporation ... 033206
American Telephone & Telegraph Corporation ... 033280
Andersen Consulting .......................... 034027-01
Andersen Consulting .......................... 034051-02
Andersen Consulting .......................... 034051-03
Andersen Consulting .......................... 034157-01
Andersen Consulting .......................... 034280-01
Andersen Consulting .......................... 034301-01
Andersen Consulting .......................... 034302-01
Andersen Consulting .......................... 034464-01
Andersen Consulting .......................... 034465-01
Andersen Consulting San Bhd .................. 034132-01
AT&T ......................................... 028148
AT&T Bell Laboratories ....................... 009650
AT&T Bell Laboratories ....................... 033321
AT&T Bell Laboratories ....................... 033333

--------------------------------------------------------------------------------

Tuxedo License Agreement   -Novell, Inc. -122 East 1700 South -Provo, Utah 84606
C:\WORK\WPFILES\MERGERS\BEA-LIC.DR9    PAGE 36                  January 24, 1996

AT&T Bell Labs ............................... 029810
AT&T Business Customer Systems ............... 000490
AT&T Computer Systems Division ............... 009647
AT&T Computer Systems Division ............... 009648
AT&T Computer Systems Division ............... 033328
AT&T Consumer Communications Services ........ 033397
AT&T Consumer Communications Services ........ 034081-01
AT&T Consumer Communications Services ........ 034134-01
AT&T Consumer Communications Services ........ 034451-01
AT&T Consumer Communications Services ........ 034460-01
AT&T Consumer Communications Services ........ 034530-01
AT&T Consumer Communications Services ........ 034400-01
AT&T Contract Services Organization  ......... 014192
AT&T Contract Services Organization  ......... 033389
AT&T Global Business Communications Systems .. 011585
AT&T Global Business Communications Systems .. 011586
AT&T Global Business Communications Systems .. 033385-01
AT&T Global Business Communications Systems .. 033386-01
AT&T Global Business Communications Systems .. 033392-01
AT&T Global Business Communications Systems .. 034025-01
AT&T Global Business Communications Systems .. 034026-01
AT&T Global Business Communications Systems .. 034133-01
AT&T Global Business Communications Systems .. 034287-01
AT&T Global Business Communications Systems .. 034288-01
AT&T Information Management Systems .......... 009651
AT&T Information Management Systems .......... 011903
AT&T Information Management Systems .......... 013287
AT&T Information Management Systems .......... 013288
AT&T Information Management Systems .......... 013766
AT&T Information Management Systems .......... 013767
AT&T Information Management Systems .......... 033322
AT&T Information Management Systems .......... 034086-01
AT&T Istel Limited ........................... 006150
AT&T Istel Limited ........................... 006458
AT&T Network Services Division ............... 033417
AT&T Network Services Division ............... 033418
AT&T-IMS ..................................... 034086-01
  [***]              ......................... 034480-01
  [***]             .......................... 034303-01
Bell Communications Research, Inc. ........... 034013-01
  [***]                ....................... 034053-01
Bull ......................................... 006110
Bull ......................................... 006112
Bull SA ...................................... 008004
Bull SA ...................................... 022390
Bull SA ...................................... 022400
Bull SA ...................................... 022411
Bull SA ...................................... 022869
Bull SA ...................................... 024127
Bull SA ...................................... 024128
Bull SA ...................................... 024396
Bull SA ...................................... 024397
Bull SA ...................................... 025194
Bull SA ...................................... 025198
Bull SA ...................................... 025205
Bull SA ...................................... 027353
Bull SA ...................................... 034363-01
Bull SA ...................................... 034364-01
Bull SA ...................................... 034365-01
Bull SA ...................................... 034366-01
Bull SA ...................................... 034369-01
Bull SA ...................................... 034370-01
Bull SA ...................................... 034372-01
Bull SA ...................................... 034373-01
Cincinnati Bell Information Systems, Inc. .... 034243-01
Cincinnati Bell Information Systems, Inc. .... 034441-01
  [***] ...................................... 034122-01
  [***]             .......................... 034161-01
  [***]       ................................ 013270
  [***]             .......................... 034004-01
  [***]     .................................. 034290-01
  [***]....................................... 034140-01
Cycare Systems ............................... 034299-01
Data General Corporation ..................... 000364
Data General Corporation ..................... 000837
Data General Corporation ..................... 003039
Data General Corporation ..................... 009332
Data General Corporation ..................... 009333
Data General Corporation ..................... 013239
Data General Corporation ..................... 018941
Data General Corporation ..................... 027752
Data General Corporation ..................... 029587
Data General Corporation ..................... 033335
Data General Corporation ..................... 033485
Data General Corporation ..................... 034101-01
Data General Corporation ..................... 034108-01
Data General Corporation ..................... 034145-01
Data General Corporation ..................... 034146-01
Digital Equipment Corporation ................ 011273
Digital Equipment Corporation ................ 016445
Digital Equipment Corporation ................ 016446
Digital Equipment Corporation ................ 016447
Digital Equipment Corporation ................ 018256
Digital Equipment Corporation ................ 019268
Digital Equipment Corporation ................ 027753
Digital Equipment Corporation ................ 034014-01
  [***]                 ...................... 017750
Electronic Data Systems Corporation .......... 028251
Electronic Data Systems Corporation .......... 028252
Electronic Data Systems Corporation .......... 033413
Electronic Data Systems Corporation .......... 034238-01

  [***]....................................... 034601-01

  [***]....................................... 034623-01
  [***]                ....................... 034002-01
  [***]       ................................ 034112-01
Federal Express Corporation .................. 033400
Federal Express Corporation .................. 033406
Fidelity Investments ......................... 034425-01
Fidelity Investments ......................... 034455-01
Fidelity Investments ......................... 034457-01
Fidelity Investments ......................... 034461-01
  [***]               ........................ 034281-01

--------------------------------------------------------------------------------

Tuxedo License Agreement   -Novell, Inc. -122 East 1700 South -Provo, Utah 84606
C:\WORK\WPFILES\MERGERS\BEA-LIC.DR9    PAGE 37                  January 24, 1996

  [***]           ......................... 034284-01
  [***]                ....................... 006334
  [***]                ....................... 022835
  [***]                ....................... 022836
  [***]                ....................... 022847
  [***]                ....................... 027331
  [***]                ....................... 032685
  [***]                ....................... 032740
  [***]          ............................. 033411
  [***]          ............................. 034469-01
  [***]             .......................... 034362-01
  [***]                ....................... 034415-01
  [***]                ....................... 034472-01
Hewlett Packard Company ...................... 033383
Hewlett Packard Company ...................... 034277-01
Hewlett Packard Company ...................... 034285-01
   [*] ....................................... MBIN-00015
   [*] ....................................... APREF-4
                   ........................... 034478-01
Independence Technologies Inc. ............... 001302-01
Independence Technologies Inc. ............... 003288-01
Independence Technologies Inc. ............... 004325-01
Independence Technologies Inc. ............... 008190-01
Independence Technologies Inc. ............... 011480-01
Independence Technologies Inc. ............... 011481-01
Independence Technologies Inc. ............... 011898-01
Independence Technologies Inc. ............... 011899-01
Independence Technologies Inc. ............... 011900-01
Independence Technologies Inc. ............... 014163-01
Independence Technologies Inc. ............... 014166-01
Independence Technologies Inc. ............... 018274-01
Independence Technologies Inc. ............... 029583-01
Independence Technologies Inc. ............... 029624-01
Independence Technologies Inc. ............... 029832-01
Independence Technologies Inc. ............... 033263-01
Independence Technologies Inc. ............... 033327-01
Information Foundation, Inc. ................. 034259-01
Information Management Company ............... 000435
Information Management Company ............... 001066
Information Management Company ............... 004324
Information Management Company ............... 016493
Information Management Company ............... 016494
Information Management Company ............... 016495
Information Management Company ............... 017564
Information Management Company ............... 017565
Information Management Company ............... 029833
Information Management Company ............... 033390
  [***]           ............................ 006088
International Business Machines Corporation .. 034232-01
International Computers Limited .............. 006137
International Computers Limited .............. 006138
International Computers Limited .............. 006158
International Computers Limited .............. 006453
International Computers Limited .............. 021393
International Computers Limited .............. 022495
International Computers Limited .............. 024282
International Computers Limited .............. 025267
  [***]                         .............. 025276
  [***]                         .............. 025314
  [***]                         .............. 025326
  [***]                         .............. 025332
  [***]                         .............. 025333
  [***]                         .............. 025334
  [***]                         .............. 028339
  [***]                         .............. 032551
  [***]                         .............. 033225
  [***]                         .............. 033226
  [***]                         .............. 034006-01
  [***]                         .............. 034048-01
  [***]                         .............. 034334-01
  [***]                         .............. 034335-01
  [***]                         .............. 034336-01
  [***]                         .............. 034337-01
  [***]                         .............. 034338-01
  [***]                         .............. 034339-01
  [***]                         .............. 034340-01
  [***]                         .............. 034341-01
  [***]                 ...................... 003262
  [***]                 ...................... 006440
  [***]                 ...................... 008001
  [***]                 ...................... 008002
  [***]                 ...................... 026532
J.J. Kenny Services Inc. ..................... 003056
J.J. Kenny Services Inc. ..................... 033378
  [***]....................................... 028356
  [***]....................................... 034418-01
  [***]                     .................. 000387
  [***]                     .................. 003035
  [***]                     .................. 003064
  [***]                     .................. 007813
  [***]                     .................. 007814
  [***]                     .................. 011475
  [***]                     .................. 019870
  [***]                     .................. 029596
  [***]                     .................. 033367
  [***]                     .................. 033387
  [***]             .......................... Apref-5
  [***]                 ...................... 005552
  [***]                                        021427
  [***]                                        022452
  [***]                                        022453
  [***]                                        026200
  [***]                                        027173
Motorola Inc.................................. 000864
Motorola Inc.................................. 007743
Motorola Inc.................................. 017674
Motorola Inc.................................. 017675
Motorola Inc.................................. 017676
Motorola Inc.................................. 017677
Motorola Inc.................................. 017678
Motorola Inc.................................. 017679
Motorola Inc.................................. 027417
Motorola Inc.................................. 033374
Motorola Inc.................................. 033402

--------------------------------------------------------------------------------

Tuxedo License Agreement   -Novell, Inc. -122 East 1700 South -Provo, Utah 84606
C:\WORK\WPFILES\MERGERS\BEA-LIC.DR9    PAGE 38                  January 24, 1996

  [***]    ................................... 034282-01
Novell, Inc. ................................. 034252
Novell, Inc. ................................. 034268
Novell, Inc. ................................. 034269
Novell, Inc. ................................. 034270
Novell, Inc. ................................. 034271
  [***]                           ............ 034300-01
  [***]                        ............... 006131
  [***]                        ............... 006147
  [***]                        ............... 006149
  [***]                        ............... 007841
  [***]                        ............... 007843
  [***]                        ............... 021347
  [***]                        ............... 024005
  [***]                        ............... 025253
  [***]                        ............... 025254
  [***]                        ............... 025255
  [***]                        ............... 025304
  [***]                        ............... 027227
  [***]                        ............... 027356
  [***]                        ............... 027359
  [***]                        ............... 032557
  [***]                        ............... 032558
  [***]                        ............... 032696
  [***]                        ............... 034233-01
  [***]                        ............... 034279-01
Oracle Corporation ........................... 030331
Oracle Corporation ........................... 030341
Pacific Bell ................................. 034230-01
  [***]          ............................. 034019-01
  [***]          ............................. 034018-01
  [***]                 ...................... APREF-1
  [***]                 ...................... APREF-2
  [***]          ............................. 034049-02
  [***]          ............................. 034049-03
  [***]                     .................. 034567-01
Pyramid Tech Corporation ..................... 000082
Pyramid Tech Corporation ..................... 000483
Pyramid Tech Corporation ..................... 000883
Pyramid Tech Corporation ..................... 001069
Pyramid Tech Corporation ..................... 007890
Pyramid Tech Corporation ..................... 007891
Pyramid Tech Corporation ..................... 017343
Pyramid Tech Corporation ..................... 018390
Pyramid Tech Corporation ..................... 027398
Pyramid Tech Corporation ..................... 028470
Pyramid Tech Corporation ..................... 029575
Pyramid Tech Corporation ..................... 030545
Pyramid Tech Corporation ..................... 033290
Pyramid Tech Corporation ..................... 033293
  [***]      ................................. Apref-3
  [***]                    ................... 028493
  [***]                    ................... 030543
  [***]                    ................... 034890-01
Sequent Computer Systems, Inc. ............... 000347
Sequent Computer Systems, Inc. ............... 000852
Sequent Computer Systems, Inc. ............... 001744
Sequent Computer Systems, Inc. ............... 002989
Sequent Computer Systems, Inc. ............... 003267
Sequent Computer Systems, Inc. ............... 004309
Sequent Computer Systems, Inc. ............... 011758
Sequent Computer Systems, Inc. ............... 011759
Sequent Computer Systems, Inc. ............... 012237
Sequent Computer Systems, Inc. ............... 015203
Sequent Computer Systems, Inc. ............... 015872
Sequent Computer Systems, Inc. ............... 016373
Sequent Computer Systems, Inc. ............... 017437
Sequent Computer Systems, Inc. ............... 017438
Sequent Computer Systems, Inc. ............... 018919
Sequent Computer Systems, Inc. ............... 027474
Sequent Computer Systems, Inc. ............... 029580
Sequent Computer Systems, Inc. ............... 029598
Sequent Computer Systems, Inc. ............... 029809
Sequent Computer Systems, Inc. ............... 033323
Sequent Computer Systems, Inc. ............... 033370
 [***] ....................................... 000403
 [***] ....................................... 009412
 [***] ....................................... 011634
 [***] ....................................... 033331
 [***] ....................................... 034110-01
 [***] ....................................... 034429-01
 [***] ....................................... 034430-01
 [***] ....................................... 034437-01
 [***]     ................................... 001258
 [***]     ................................... 009942
 [***]     ................................... 018417
 [***]     ................................... 027488
 [***]     ................................... 027489
 [***]     ................................... 029809
 [***]     ................................... 005208
 [***]     ................................... 032737
 [***]     ................................... 034136-01
 [***]                        ................ 034414-01
 [***] ....................................... 005549
 [***] ....................................... 006497
 [***] ....................................... 034286-01
Sun Microsystems, Inc. ....................... 002325
 [***]                        ................ 000835
 [***]                        ................ 033252
 [***]                        ................ 034267-01
 [***]                        ................ 034541-01
 [***]                        ................ 034958-01
Tandem Computers Incorporated ................ 002324
Tandem Computers Incorporated ................ 010355
Tandem Computers Incorporated ................ 010356
Tandem Computers Incorporated ................ 010357
Tandem Computers Incorporated ................ 010358
Tandem Computers Incorporated ................ 019202
Tandem Computers Incorporated ................ 028015
Tandem Computers Incorporated ................ 028543
Tandem Computers Incorporated ................ 029595
Tandem Computers Incorporated ................ 030556
Tandem Computers Incorporated ................ 033366
Tandem Computers Incorporated ................ 034276-01

--------------------------------------------------------------------------------

Tuxedo License Agreement   -Novell, Inc. -122 East 1700 South -Provo, Utah 84606
C:\WORK\WPFILES\MERGERS\BEA-LIC.DR9    PAGE 39                  January 24, 1996

  [***]              . . . . . . . . . . . . . . . . . . . . . . . . . 034848-01
  [***]              . . . . . . . . . . . . . . . . . . . . . . . . . 034852-01
  [***]        . . . . . . . . . . . . . . . . . . . . . . . . . . . . 034740-01
  [***]        . . . . . . . . . . . . . . . . . . . . . . . . . . . . 034744-01
  [***]        . . . . . . . . . . . . . . . . . . . . . . . . . . . . 034750-01
  [***]        . . . . . . . . . . . . . . . . . . . . . . . . . . . . 034751-01
  [***]        . . . . . . . . . . . . . . . . . . . . . . . . . . . . 034753-01
  [***]        . . . . . . . . . . . . . . . . . . . . . . . . . . . . 034754-01
  [***]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 034376-01
  [***]            . . . . . . . . . . . . . . . . . . . . . . . . . . 003040
  [***]            . . . . . . . . . . . . . . . . . . . . . . . . . . 003552
  [***]            . . . . . . . . . . . . . . . . . . . . . . . . . . 008700
  [***]            . . . . . . . . . . . . . . . . . . . . . . . . . . 009638
  [***]            . . . . . . . . . . . . . . . . . . . . . . . . . . 010396
  [***]            . . . . . . . . . . . . . . . . . . . . . . . . . . 011482
  [***]            . . . . . . . . . . . . . . . . . . . . . . . . . . 012470
  [***]            . . . . . . . . . . . . . . . . . . . . . . . . . . 019659
  [***]            . . . . . . . . . . . . . . . . . . . . . . . . . . 028060
  [***]            . . . . . . . . . . . . . . . . . . . . . . . . . . 029581
  [***]            . . . . . . . . . . . . . . . . . . . . . . . . . . 033324
  [***]            . . . . . . . . . . . . . . . . . . . . . . . . . . 033325
  [***]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 009083
  [***]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 027350
  [***]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 032552
  [***]                  . . . . . . . . . . . . . . . . . . . . . . . 000122
  [***]                  . . . . . . . . . . . . . . . . . . . . . . . 001218
  [***]                  . . . . . . . . . . . . . . . . . . . . . . . 003052
  [***]                  . . . . . . . . . . . . . . . . . . . . . . . 009891
  [***]                  . . . . . . . . . . . . . . . . . . . . . . . 028559
  [***]. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 013224
  [***]        . . . . . . . . . . . . . . . . . . . . . . . . . . . . 034152-01
  [***]            . . . . . . . . . . . . . . . . . . . . . . . . . . 029815
  [***]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 010912
  [***]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 011361
  [***]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 024028
  [***]        . . . . . . . . . . . . . . . . . . . . . . . . . . . . 034413-01
Unisys Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . 000395
Unisys Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . 000988
Unisys Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . 001314
Unisys Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . 001314
Unisys Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . 001739
Unisys Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . 003009
Unisys Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . 007809
Unisys Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . 007810
Unisys Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . 007811
Unisys Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . 009620
Unisys Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . 009657
Unisys Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . 011015
Unisys Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . 012446
Unisys Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . 012450
Unisys Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . 012451
Unisys Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . 012458
Unisys Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . 012459
Unisys Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . 014146
Unisys Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . 014147
Unisys Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . 014959
Unisys Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . 014965
Unisys Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . 015526
Unisys Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . 016465
Unisys Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . 017863
Unisys Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . 029586
Unisys Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . 033330
Unisys Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . 034931-01
Unisys Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . 034935-01
Unisys Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . 034941-01
Unisys Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . 034942-01
  [***]                                      . . . . . . . . . . . . . 034278-01
  [***]                                                              . 033258
  [***]                                                              . 034033-01
  [***]                                                              . 034399-01
  [***]                                                            . . 034402-01
  [***]                                                              . 034404-01
  [***]                  . . . . . . . . . . . . . . . . . . . . . . . 034162-01
  [***]                  . . . . . . . . . . . . . . . . . . . . . . . 034326-01
  [***]                  . . . . . . . . . . . . . . . . . . . . . . . 034327-01
  [***]                  . . . . . . . . . . . . . . . . . . . . . . . 034328-01
  [***]                  . . . . . . . . . . . . . . . . . . . . . . . 034329-01
  [***]                  . . . . . . . . . . . . . . . . . . . . . . . 034375-01
  [***]                  . . . . . . . . . . . . . . . . . . . . . . . 034593-01
  [***]                  . . . . . . . . . . . . . . . . . . . . . . . 034595-01
  [***]                  . . . . . . . . . . . . . . . . . . . . . . . 034596-01
  [***]                  . . . . . . . . . . . . . . . . . . . . . . . 034598-01
  [***]                  . . . . . . . . . . . . . . . . . . . . . . . 034536-01
  [***]. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 034696-01
  [***]. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 034697-01
  [***]. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 034698-01
  [***]. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 034699-01
  [***]. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 034700-01
  [***]. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 034702-01
  [***]. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 034703-01

                  SECTION 2 - TUXEDO CONTRACTS EXECUTED FROM PROVO

Customer Name                                     Contract ID
-------------                                     -----------

AT&T                                              MLA
Bell Atlantic Network Services                    MLA
Pacific Bell                                      MLA
Southwestern Bell Mobile Systems                  MLA

--------------------------------------------------------------------------------

Tuxedo License Agreement     -Novell, Inc.-122 East 1700 South-Provo, Utah 84606
C:\WORK\WPFILES\MERGERS\BEA-LIC.DR9  PAGE 40                    January 24, 1996

  [***]                                           MLA
Mckesson                                          MLA
  [***]                                           MLA
Ameritech Communications                          MLA
Discover Card                                     MLA
Union Bank of Switzerland                         MLA
  [***]                                           MLA
  [***]                                           MLA
  [***]                                           MLA
EDS/General Motors                                MLA
  [***]                                           MLA


             SECTION 3 - TUXEDO CONTRACTS EXECUTED FROM SAN JOSE

Customer Name                                     Contract ID
-------------                                     -----------

  [***]                                           Binary OEM Agreement
  [***]                                           Binary OEM Agreement
Pyramid Technology                                Binary OEM Agreement
  [***]                                           Binary OEM Agreement
Tandem Chile S.A.                                 Binary OEM Agreement
  [***]                                           Binary OEM Agreement
  [***]                                           Binary OEM Agreement
  [***]                                           Binary OEM Agreement
Independence Technologies                         Binary OEM Agreement
  [***]                                           Binary OEM Agreement
  [***]                                           Binary OEM Agreement
  [***]                                           Binary OEM Agreement
Digital Equipment Corporation                     Binary OEM Agreement
  [***]                                           Binary OEM Agreement
  [***]                                           Binary OEM Agreement
  [***]                                           Binary OEM Agreement
  [***]                                           Binary OEM Agreement
  [***]                                           Binary OEM Agreement
  [***]                                           Binary OEM Agreement


           SECTION 4 - TUXEDO CONTRACTS EXECUTED BY NOVELL KK

Customer Name                                     Contract ID
-------------                                     -----------

Fujitsu                                           Source Code Agreement
NEC                                               Source Code Agreement
  [***]                                           Source Code Agreement
  [***]                                           Source Code Agreement
  [***]                                           Source Code Agreement
NTT Data                                          Source Code Agreement
  [***]                                           Source Code Agreement
Nihon Unisys                                      Source Code Agreement


--------------------------------------------------------------------------------

Tuxedo License Agreement     -Novell, Inc.-122 East 1700 South-Provo, Utah 84606
C:\WORK\WPFILES\MERGERS\BEA-LIC.DR9  PAGE 41                    January 24, 1996

                          SECTION 5 - TUXEDO CONTRACTORS

Contractor                           Company                        Contract ID
----------                           -------                        -----------
[        ]                           J. Anthony & Assocs.           P.O. 56805
[        ]                           Altair Consulting Group        P.O. 56804
[        ]                           Pencom Systems                 P.O. 57364
[        ]                           Pencom Systems                 P.O. 56012


                         SECTION 6 - SERVICES AGREEMENTS


Contractor                                   Contract ID
-------------                                -----------

[       ]                                    Data Processing Services Agreement
[       ]                                    Master Business Agreement

                          SECTION 7 - EXCLUDED CONTRACTS

No Novell agreements with Decision Support, Inc. ("DSi") relating to TUXEDO documentation will be considered Assumed Contracts, and no such agreements are assigned under this Agreement.











--------------------------------------------------------------------------------

Tuxedo License Agreement     -Novell, Inc.-122 East 1700 South-Provo, Utah 84606
C:\WORK\WPFILES\MERGERS\BEA-LIC.DR9  PAGE 42                    January 24, 1996

Exhibit C: Subsidiaries & Controlled Persons(1)


Wholly-Owned Subsidiaries
-------------------------

1.   Information Management Company, a Delaware corporation ("IMC")

2.   Independence Technologies, Inc., a Delaware corporation ("ITI")

3.   Aquabay Limited, a UK corporation (name being changed to BEA Systems
Limited)

4. BEA International Limited, a Cayman Islands corporation (in the process of being formed)






_______________________________

1 Additional entities may be added to this Exhibit upon the mutual agreement of the parties.

--------------------------------------------------------------------------------

Tuxedo License Agreement     -Novell, Inc.-122 East 1700 South-Provo, Utah 84606
C:\WORK\WPFILES\MERGERS\BEA-LIC.DR9  PAGE 43                    January 24, 1996

Exhibit D:  Transferred Assets


Novell and BEA shall agree upon a detailed list of the Transferred Assets and their respective values within thirty (30) days after the Closing Date.

1. The equipment, furnishings, and other personal property owned by Novell and used exclusively by its TUXEDO division personnel. This will include, without limitation, all computer and office equipment, software (development tools, personal productivity software, PC software, etc.), desks and other furniture, and other personal property owned by Novell and located in the TUXEDO division personnel offices in Florham Park, New Jersey. Novell shall also allow BEA to continue to use the Florham Park, New Jersey office space currently used by the TUXEDO division personnel without charge until August 31, 1996, or until BEA vacates the space, whichever occurs first. In the event that BEA vacates the space and Novell wishes to sublease or otherwise utilize the space with the existing desks and other office furniture, Novell will pay to BEA $150,000 for the furniture.

2. Novell's ownership in USL Mexico (40% of outstanding shares) and USL SA (10% of outstanding shares).

3. All accounts receivable and outstanding loan amounts due to Novell by, or otherwise relating to, USL Mexico (approximately $450,000 to $500,000 in accounts receivable) and USL SA (approximately $2,400,000 to $2,700,000 in accounts receivable and $305,000 as a loan).

4. Inventory, which BEA can sell during a 90-day transition period after Closing, provided that BEA reasonably identifies itself as the seller to the purchaser through the use of inventory stickers or some other mechanism.

--------------------------------------------------------------------------------

Tuxedo License Agreement     -Novell, Inc.-122 East 1700 South-Provo, Utah 84606
C:\WORK\WPFILES\MERGERS\BEA-LIC.DR9  PAGE 44                    January 24, 1996

Exhibit E:  TUXEDO Trademark Licenses

Novell and BEA each acknowledge and agree that this list of licensees of TUXEDO trademarks may not be complete, and that BEA has not had the opportunity prior to Closing to review all of the listed Assumed Contracts which may grant such trademark rights. Accordingly, Novell and BEA shall attempt in good faith to resolve any issues that may arise regarding any omissions or other problems with this list.

Tandem
DG
Bull
ICL
--------------------------------------------------------------------------------

Tuxedo License Agreement     -Novell, Inc.-122 East 1700 South-Provo, Utah 84606
C:\WORK\WPFILES\MERGERS\BEA-LIC.DR9  PAGE 45                    January 24, 1996

Exhibit F:  Source Code Sublicensing

BEA may grant sublicenses of Source Code subject to the following minimum terms and conditions:

1. Subject to Section 23, BEA may grant sublicenses to Source Code for the purposes specified in Section 4. 1. Such Source Code shall continue to be subject to the terms and conditions of this Agreement. Sublicensees may only make those number of copies of Source Code as reasonably necessary for backup and archival purposes.

2. Sublicensees may modify Source Code to create Derivative Works, provided the Derivative Works are for the purposes stated in Section 4. 1. All Derivative Works created by sublicensees shall continue to be subject to the terms and conditions of this Agreement.

3. Except for source code escrow or similar arrangements to allow limited use of Source Code or Derivative Works thereof for maintenance purposes, sublicensees of Source Code shall not be authorized to sublicense Source Code or Derivative Works thereof, except that in the case of the latter, sublicensees shall be permitted to grant Binary Code sublicenses pursuant to a grant of rights from BEA.

4. BEA, upon the written request of Novell, shall provide Novell with the names of its sublicensees and the locations of each copy of the Source Code and Derivative Works thereof.

5. Sublicensees of Source Code shall be subject to confidentiality provisions at least as stringent as those specified in this Agreement with respect to Source Code.

6. Novell shall not be liable to any sublicensees of BEA for any reason whatsoever, and BEA agrees to indemnify Novell from and against any imputed liability of BEA.

--------------------------------------------------------------------------------

Tuxedo License Agreement     -Novell, Inc.-122 East 1700 South-Provo, Utah 84606
C:\WORK\WPFILES\MERGERS\BEA-LIC.DR9  PAGE 46                    January 24, 1996

Exhibit G:  Form of Guaranty

                                   GUARANTY

     This Guaranty ("Guaranty"), dated as of _______________, 199_, is by
Warburg, Pincus Ventures, L.P. as guarantor     ("Guarantor"), for the
benefit of Novel], Inc. ("Novell").

RECITALS:
--------

     A. Novell and BEA Systems, Inc. ("BEA") have entered into that certain TUXEDO License and Distribution Agreement, dated__________, 1995 (the "Agreement"), pursuant to which Novell has agreed to grant to BEA certain exclusive and strategic rights with respect to Novell's TUXEDO software, in consideration of the payments and other agreements and obligations of BEA described therein. Execution of this Guaranty is a condition to the closing of the Agreement.

     B. Guarantor has a substantial financial interest in BEA and will materially benefit from the transaction contemplated by the Agreement.

AGREEMENTS:
----------

     NOW, THEREFORE, in consideration of the foregoing, Guarantor hereby agrees as follows:

     1. PERSONAL GUARANTY. To induce Novell to enter into the transaction with BEA described above, Guarantor hereby personally, absolutely and unconditionally guarantees performance of all obligations of BEA to make payments to Novell, as more specifically described in the Agreement, as it may be amended from time to time with the consent of BEA (the "Obligations").
 The parties acknowledge that, unless and until BEA delivers to Novell a written notice that BEA is exercising its option to purchase a perpetual license, pursuant to Section 14.2 of the Agreement, such option payment is not considered an obligation of BEA to make a payment to Novell. This Guaranty is an unconditional, continuing and irrevocable guaranty of payment of the Obligations as agreed. The liability of Guarantor hereunder is independent of the Obligations and of the liabilities of BEA.

     2. REPRESENTATIONS, WARRANTIES AND COVENANTS. Guarantor hereby represents, warrants, covenants and agrees that, upon BEA's failure to perform when due any of the Obligations, Guarantor shall pay to Novell, upon demand, the unpaid amount of such Obligation. Guarantor agrees, as principal obligor and not as guarantor only, to pay to Novell upon demand all costs and expenses (including reasonable attorneys' fees) incurred or expended by Novell in connection with the enforcement of this Guaranty.

     3. WAIVERS. In connection with this Guaranty, Guarantor hereby waives the following:

          3.1 Any right to require Novell to first proceed against BEA or any other person, or to proceed against or exhaust any security held by Novell at any time, or to pursue any other remedy in its power before proceeding against Guarantor;

--------------------------------------------------------------------------------

Tuxedo License Agreement     -Novell, Inc.-122 East 1700 South-Provo, Utah 84606
C:\WORK\WPFILES\MERGERS\BEA-LIC.DR9  PAGE 47                    January 24, 1996

          3.2 All requirements, if any, of diligence, presentment, demand, protest, notice of default and non-payment and all other demands and notices of any kind with respect to the Obligations, to the extent permitted by law;

          3.3 Any defense due to unenforceability or irregularity with respect to the Obligations or any limitation of BEA's liability with respect to the Obligations, or based upon an election of remedies by Novell;

          3.4 Any duty of Novell to disclose to Guarantor any facts it may now or hereafter know about BEA, regardless of whether Novell has reason to believe that such facts are unknown to Guarantor or materially increase the risk beyond that which Guarantor intended to assume. Guarantor agrees that, due to its close relationship with BEA, Guarantor assumes full responsibility for keeping informed of all circumstances affecting the risk of nonperformance; and

          3.5 All other statutory or common law suretyship defenses now or hereafter available.

     4. CONSENTS. Guarantor hereby consents to the following and agrees that this Guaranty will not be affected thereby:

          4.1 Any modification, renewal, extension or release of the Obligations, including without limitation any extension of time for performance or payment, any delay in the enforcement of Novell's rights, and any modification of any duty or obligation of BEA;

          4.2 Waiver by Novell of performance or payment of damages by BEA with respect to any or all of the Obligations, or assignment by Novell of its rights under the Obligations; and

          4.3 Acceptance of any property as security, release of any property from any security interest held by Novell, or the addition of or release of any other guarantor of the Obligations.

     5. BANKRUPTCY, ETC. The guarantees contained herein shall not be affected by bankruptcy, insolvency, receivership, reorganization or similar proceeding affecting BEA or its assets, or by the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of BEA.

     6. SUBROGATION RIGHTS AND SUBORDINATION. Until all Obligations are paid in full, Guarantor agrees that it shall have no right of subrogation against BEA and waives any rights to enforce any remedy that Novell may have against BEA and any right to participate in any security that may be held by Novell. Guarantor agrees that all indebtedness of BEA to Guarantor, whether now or hereafter incurred, shall be subordinated in all respects to all Obligations hereby guaranteed.

     7. ACTIONS. Guarantor's obligations under this Guaranty are independent of the Obligations of BEA and, if them is a default or breach by Guarantor hereunder, a separate action or actions. may be brought and prosecuted against Guarantor whether or not BEA is joined in such action or a separate action is brought against BEA. Novell may maintain successive actions for other defaults. All rights and remedies of Novell shall be cumulative and not alternative, and such rights and remedies shall be in addition to all rights and remedies given to Novell by law. Novell's rights shall not be exhausted by its

--------------------------------------------------------------------------------

Tuxedo License Agreement     -Novell, Inc.-122 East 1700 South-Provo, Utah 84606
C:\WORK\WPFILES\MERGERS\BEA-LIC.DR9  PAGE 48                    January 24, 1996
exercise of any of its rights or remedies or by any action or successive action until all Obligations hereby guaranteed have been performed as agreed or Novell has been fully compensated for any failure to adequately perform.
In any action against Guarantor based upon a default under or breach of this Guaranty, Novell shall be entitled to recover As costs and reasonable attorneys' fees.

     8. TERMINATION OF GUARANTY. This Guaranty shall terminate at the time all Obligations of BEA relating to the Initial Term are satisfied in full; provided, however, that in the event of a public offering of BEA stock in which BEA obtains at least $50 million in equity investments, and BEA creates and maintains an interest-bearing escrow account holding at least fifty percent (50%) of the amount of outstanding financial obligations of BEA during the Initial Term, Novell agrees to terminate this Guaranty and release Guarantor from its obligations hereunder, effective at the time BEA delivers to Novell reasonably satisfactory evidence that such minimum funds have been obtained from a public offering and the escrow account has been formed and fully funded.

     9. BINDING EFFECT; ASSIGNABILITY. This Guaranty shall inure to the benefit of and shall be binding upon Novell and Guarantor and their respective successors, representatives, heirs, executors, administrators and assigns. Guarantor may not assign this Guaranty without Novell's prior written consent.

    10. ENTIRE AGREEMENT; AMENDMENT. This writing constitutes the entire agreement of Guarantor with respect to the subject matter of this Guaranty and may not be modified, amended or terminated except by a written agreement specifically referring to this Guaranty signed by Guarantor and Novell.

    11. NO WAIVER. No waiver of any breach or default under this Guaranty shall be considered valid unless in writing and signed by the party giving such waiver.

    12. APPLICABLE LAW. This Guaranty and all amendments hereof shall be governed by and construed in accordance with the laws of the State of Utah, without regard to conflicts of laws provisions.

    13. SEVERABILITY. If any term of this Guaranty is deemed invalid or unenforceable by a court or authority of competent jurisdiction, that term shall be reduced or otherwise modified by such court or authority, but only to the minimum extent necessary to make it valid and unenforceable. If any term cannot be reduced or modified to make it reasonable and permit its enforcement, such term shall be severed from this Guaranty and the remaining terms shall be interpreted in such a way as to give maximum validity and enforceability to this Guaranty.

                                   GUARANTOR:

                                   WARBURG, PINCUS VENTURES, L.P.

                                   By:
                                      -------------------------------
                                   Title:
                                         ----------------------------

--------------------------------------------------------------------------------

Tuxedo License Agreement     -Novell, Inc.-122 East 1700 South-Provo, Utah 84606
C:\WORK\WPFILES\MERGERS\BEA-LIC.DR9  PAGE 49                    January 24, 1996

Exhibit H: TUXEDO Employees

   [***]






















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C:\WORK\WPFILES\MERGERS\BEA-LIC.DR9  PAGE 50                    January 24, 1996

Exhibit I:  Form of Bill of Sale

                     BILL OF SALE AND ASSIGNMENT OF ASSETS


     Novell, Inc., a Delaware corporation ("Novell"), in consideration of Ten Dollars and other good and valuable consideration to it in hand paid, the receipt and sufficiency of which is hereby acknowledged, does hereby sell, grant, transfer, convey, assign, and deliver unto BEA Systems, Inc., a Delaware corporation ("BEA"), all of Novell's right, title and interest in and to each of the Transferred Assets, as such term is defined in that certain TUXEDO License and Distribution Agreement between BEA and Novell, dated as of January 24, 1996 and amendments thereto (together, the "Agreement").

     Novell represents and warrants to BEA that (i) Novell is the lawful owner of title to the Transferred Assets, (ii) Novell has the right to sell the Transferred Assets to BEA, and (iii) there are no liens or encumbrances on or against the Transferred Assets, except for those encumbrances and liabilities described in the Agreement or documents related thereto.

     Novell shall execute, acknowledge and deliver all such further deeds, bills of sale, transfers, assignments, conveyances, powers of attorney, conveying and confirming unto BEA the Transferred Assets, as BEA shall reasonably require.

     IN WITNESS WHEREOF, Novell has caused this instrument to be executed as of February 23, 1996.

                                   NOVELL, INC.

                                   By:
                                      ------------------------------
                                   Its:
                                       -----------------------------


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Tuxedo License Agreement     -Novell, Inc.-122 East 1700 South-Provo, Utah 84606
C:\WORK\WPFILES\MERGERS\BEA-LIC.DR9  PAGE 51                    January 24, 1996

Exhibit J:  Sample Initial Press Release

APPROVAL DRAFT, 1/23


 NOVELL AND BEA SYSTEMS ANNOUNCE STRATEGIC PARTNERSHIP TO DEVELOP, DISTRIBUTE
                            TUXEDO SOFTWARE

     RESPONDING TO GROWING MARKET DEMAND, COMPANIES TO ENHANCE AND EXPAND
               TUXEDO SYSTEM ACROSS NETWARE, UNIX, NT PLATFORMS

     OREM, UT AND SUNNYVALE, CA -- JANUARY 29,1996 -- Novell, Inc. (NOVL) and BEA Systems, Inc. of Sunnyvale, CA. today announced a strategic partnership to develop and distribute the TUXEDO System, the leading open transaction management software used by businesses to develop and deploy multi-tier, client/server applications.

     The TUXEDO System is a development, management and deployment environment for multi-tier client/server applications and is the leading portable transaction manager with more than 40 percent of the market. It is used to create scalable, high performance, secure, reliable business-critical applications, as well as more general purpose client/server applications. It runs on more than 35 platforms including NetWare, most UNIX variants, NT, and virtually every client operating environment. Customer demand for the TUXEDO System has doubled for the past two consecutive years.

     Under the terms of the agreement, both companies will invest development resources to enhance and expand the TUXEDO product line. Novell's development focus will be to integrate TUXEDO with NetWare, including its industry standard network directory services (NDS), and NetWare Connect Service for managed Internet services. BEA will be responsible for developing the features and utilities needed for enterprise line-of-business solutions running on UNIX, NT, and other platforms, including their integration with existing legacy systems. BEA will also become the master distributor of TUXEDO on non-NetWare platforms.

     The partnership advances Novell's strategy to enable a Smart Global Network by extending distributed network services such as TUXEDO's on-line transaction processing (OLTP) capabilities across multiple client and server platforms and into managed Internet solutions. Through the further integration of TUXEDO with NetWare, Novell will enable customers to more easily manage and secure transaction-intensive applications deployed across networks for use in electronic commerce, securities trading, manufacturing process control, retail inventory management, and other mission-critical areas.

     Since traditional TUXEDO users on UNIX or NT develop custom line-of-business solutions, Novell chose to partner with BEA because they will dedicate the resources required from both a consulting and channel perspective, as well as a product-features perspective to better meet these customer-specific needs.

     "Our partnership with BEA Systems enables Novell to maintain its commitment to TUXEDO and its rapidly expanding customer base while increasing Novell's focus to making TUXEDO services an integral part of the Smart Global Network spanning from workgroup LANs to the Internet," said Richard King, executive vice president and general manager of the Novell Systems Group. 'As a leader in enterprise middleware solutions, BEA Systems is the ideal partner to fully support TUXEDO market growth among its base of enterprise and systems customers. Novell believes the agreement will widen TUXEDO's market lead as the platform for open transaction intensive client/server applications."


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C:\WORK\WPFILES\MERGERS\BEA-LIC.DR9  PAGE 52                    January 24, 1996

     "We are extremely pleased to be working with Novell to expand both TUXEDO's capabilities and its distribution," said Bill Coleman, President and CEO of BEA Systems. "We already have broad TUXEDO expertise within BEA, a large installed base of TUXEDO customers, and are focusing our entire company on enterprise middleware solutions with TUXEDO as a core technology component. We expect this partnership to allow us to drive significant enhancements into the product, and to ease the path for customers adopting TUXEDO by greatly expanding sales channels and consulting availability."

     Jim Johnson, President of the Standish Group, an industry consulting firm specializing in transaction management middleware, said, "This relationship provides the best of all worlds. Multi-tier client/server application customers get the features and consulting they need from the consulting intensive channel to be so up by BEA. At be same time, TUXEDO will be better integrated and more easily useable in a NetWare or Novell distributed services environment, and will be used to enhance the capabilities of the products that make that environment possible."

     The joint development and master distributor agreement with BEA is effective as of February 26, 1996. Current Novell TUXEDO distributors and customers have already been notified of the agreement. Any distributor or customer transitions will be accomplished within 90 days.

ABOUT BEA

     BEA Systems is a leading provider of enterprise middleware solutions. Founded in 1995, BEA's mission is to deliver a distributed application framework, using enhanced transaction processing monitor technology and professional services, to enable distributed mission-critical applications that can seamlessly work with both legacy and client/server environments. With today's announcement, BEA will be the developer and master distributor of TUXEDO on all operating systems other than NetWare and plans to continue building its solution set through development, partnerships, and acquisitions. Headquartered in Sunnyvale, Calif., BEA is venture funded by Warbug, Pincus Ventures, L.P.

     Novell, Inc. (NASDAQ: NOVL), is the world's leading networking software provider. Novell software provides the infrastructure for a networked world, enabling our customers to connect with other people and the information they need, anytime and anyplace. Novell partners with other technology and market leaders to help customers make networks a part of their everyday lives.

                                      ###



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Tuxedo License Agreement     -Novell, Inc.-122 East 1700 South-Provo, Utah 84606
C:\WORK\WPFILES\MERGERS\BEA-LIC.DR9  PAGE 53                    January 24, 1996

                               SECOND AMENDMENT
                                      TO
                   TUXEDO LICENSE AND DISTRIBUTION AGREEMENT

     This second amendment (this "Amendment") is entered into as of October 25, 1996, ("Amendment Date") between Novell, Inc., a Delaware corporation with a place of business at 122 East 1700 South, Provo, Utah 84606 ("Novell"), and BEA Systems, Inc., a Delaware corporation with its principal place of business located at 385 Moffett Park Drive, Sunnyvale, California 94089 ("BEA").

                                   RECITALS

     A. Novell and BEA entered into a TUXEDO License and Distribution Agreement, dated effective January 24, 1996 (the "Distribution Agreement"), with the closing on February 23, 1996. All capitalized terms used herein and not defined herein shall have the respective meanings specified in the Distribution Agreement.

     B. The Distribution Agreement was amended in a First Amendment dated as of February 23, 1996 (the "First Amendment"). The parties now desire to further amend the Distribution Agreement as hereinafter provided.

     NOW, THEREFORE, in consideration of the promises included herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENT

1. PAYMENTS. In recognition of the renegotiated terms and conditions set forth herein including the restructuring of payment amounts and schedules, the Distribution Agreement is modified as follows:

     a.   Section 13.1 of the Distribution Agreement is amended as follows:

               BEA will pay to Novell an additional $10.55 million for Year 1 of the Initial Term, with the additional amount due and payable within 180 days of the Amendment Date. This $10.55 million figure is derived as follows:

                    i)   $9.55 million associated with the
                         renegotiation of the Distribution Agreement pursuant to this Amendment, in recognition of the increased current value to BEA of the amended Distribution Agreement; plus

                   ii) $1.0 million for settlement in full of Novell's claim of

Second Amendment                           1
                         royalties past due by ITI, an entity which has since been acquired by BEA; less

                  iii)   [***]

     b. Novell will pay BEA two million five hundred fifty thousand dollars ($2,550,000) associated with Novell's compensation of BEA for Novell's retention of Japanese TUXEDO Software revenues accrued during the period from February 23, 1996 to July 31, 1996, with this amount due and payable within fifteen (15) days of receipt of notice from BEA that BEA Japan has received the Japanese TUXEDO Software, provided such notice is given within one hundred eighty (180) days of the Amendment Date.

     c. The one-time payment of $25 million in Section 14.2 of the Distribution Agreement, which was reduced to $24 million in the First Amendment, is further reduced to $12 million.

2. TUXEDO TRADEMARK. Section 12.2 of the Distribution Agreement is amended so that the attribution notice is as follows: "TUXEDO is a registered trademark in the United States and other countries."

3. PAST TUXEDO REVENUES. Delete the last two sentences of Section 18.1 of the Distribution Agreement and replace with the following:

          The Transferred Assets do not include, and BEA is not entitled to, revenues relating to the TUXEDO Software that were recognized or collected by Novell as revenue prior to February 23, 1996, or amounts that relate to distribution of the NetWare version of the TUXEDO Software as permitted by the Distribution Agreement. Upon Novell's request, BEA shall use commercially reasonable efforts to assist Novell in the collection of any unpaid amounts associated with TUXEDO Software revenues recognized by Novell as such prior to February 23, 1996. These efforts shall include, but not be limited to, joint correspondence to,

Second Amendment                             2
          telephone calls with, and visits to the sites of customers associated with such unpaid amounts. Novell acknowledges that Novell has assigned to BEA all other revenues relating to the TUXEDO Software, no matter when the revenues accrued, and Novell waives any right to collect such revenues during the term of the Distribution Agreement. During the term of the Distribution Agreement Novell will not, under any circumstances, invoice, investigate, audit or collect any such revenues, nor assert any right to do so, except to the extent that such collection actions or revenues relate to distribution of the NetWare version of the TUXEDO Software as permitted by the Distribution Agreement. At BEA's request, Novell will promptly send a letter to each TUXEDO Software licensee informing them of the assignment to BEA of their TUXEDO Software license and all future revenues related thereto. Upon BEA's request, Novell will provide to BEA accurate and complete records concerning any amounts relating to the TUXEDO Software recognized as revenue by or on behalf of Novell after February 23, 1996, and promptly pay those amounts to BEA.

4. INTEGRATION OF TUXEDO SOFTWARE WITH NDS. Novell acknowledges that BEA is not in breach of any of its obligations with respect to the development work, or the preparation of the Statement of Work, described in
     Section 8.3, and that the deadline for executing the Statement of Work is extended for a period of sixty (60) days from the Amendment Date, and that the Statement of Work will contain reasonable milestones and dates to complete the contemplated work. In addition, Novell and BEA have agreed on a basic framework under which BEA would agree to take over the development of the NetWare version of the TUXEDO Software, if Novell wishes BEA to do so pursuant to Section 10.2 of the Distribution Agreement. Under this framework, Novell would compensate BEA in the form of NRE, loan or other up-front assistance with development and support costs for BEA, offset by ongoing royalties paid back to Novell as BEA markets and sells the product.

5.   USL MEXICO RECEIVABLES.


     a. BEA acknowledges that in consideration of the renegotiated terms of the Distribution Agreement set forth herein, BEA shall not receive Novell's shares of stock in USL System Laboratories de Mexico S.A. de C.V. ("USL Mexico") as identified in Exhibit D of the Distribution Agreement, and that such shares are hereby deleted from the definition of Transferred Assets set forth in Section 2.25.

     b. Novell and BEA will use commercially reasonable efforts to enter into an agreement with Asytec providing that all obligations of Novell under the JVA, as well as any obligations relating to the JVA that were assigned to BEA by Novell under the Distribution Agreement, are thereby terminated.

     c. BEA shall offer to and negotiate with USL Mexico, and exercise commercially

Second Amendment                           3
          reasonable efforts to conclude, BEA's standard non-exclusive
          TUXEDO distribution agreement, a copy of which is attached hereto as Exhibit A, according to the following:

          i.   the term of the agreement shall be three (3) years;

          ii.  the discount rate shall be [***] off BEA's current
               Quantity One list price during the the first year of the agreement, and during the second and third years the discount rate shall be renegotiated but shall be at least[***] off BEA's current Quantity One list price;

          iii. the discount rate for the second and third year shall remain at [***] if:

               (1) USL Mexico meets minimum annual revenue totals payable to BEA of [***] in the first year and [***] in the second year; or

               (2) USL Mexico agrees to make an up-front, non-refundable prepayment of revenue to BEA of [***] per year for the second and third years;

          iv. BEA shall not be obligated to maintain such discount rates if USL Mexico and/or its parent Asytec have not, within one hundred eighty (180) days of the Amendment Date, satisfied the approximately [***] accounts receivable balance owed by USL Mexico to BEA as Novell's successor to this receivable; and,

           v. all other terms shall be at least as favorable as those of BEA's standard TUXEDO distribution agreement, attached hereto as Exhibit A.

6. JAPAN. Within five (5) business days of the Amendment Date, Novell and BEA will execute, and will facilitate execution by their respective Japanese subsidiaries, the Japanese TUXEDO Agreement attached as Exhibit B.

7.   MARKETING AND SALES REQUIREMENTS.

     a. Novell and BEA agree that it is in both companies' best interests that the market for the TUXEDO Software be preserved and expanded. BEA acknowledges that the development, marketing, sales and support of the TUXEDO Software is BEA's primary business, and BEA commits that it will continue to be BEA's primary business during the Initial Term of the Distribution Agreement. BEA

Second Amendment                               4
          further commits that it will use commercially reasonable efforts to actively market TUXEDO Software for those markets to which BEA has been granted distribution rights by Novell under the Distribution Agreement.

     b. Section 8.2 of the Distribution Agreement is deleted. However, BEA acknowledges that this in no way releases BEA from its obligations to pay Novell all licensing fees described in Section 13 and 14 of the Distribution Agreement.

8. ENTIRE AGREEMENT. This Amendment (including any attached Exhibits), together with the Distribution Agreement (including the First Amendment), constitutes the entire agreement between the parties with respect to the subject matter hereof.

9. EFFECT OF AMENDMENT. Except as modified by this Amendment, all terms and conditions of the Distribution Agreement shall remain in full force and effect.

10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute together one and the same agreement.

     Each of the undersigned represents and warrants that he or she is duly authorized to sign this Amendment on behalf of the party he or she represents. Each party has read, understands and agrees to the terms and conditions of this Amendment.

NOVELL, INC.                  BEA SYSTEMS, INC.

By: /s/ Mary Burnside              By: /s/ Edward W. Scott, Jr.
   --------------------               --------------------------

Name:  Mary Burnside               Name: /s/ Edward W. Scott, Jr.
     ------------------                 --------------------------

Title:  Exec. Vice President       Title: Executive Vice President
      ----------------------             --------------------------



Second Amendment                             5

                                   EXHIBIT A
                  BEA STANDARD TUXEDO DISTRIBUTION AGREEMENT




Second Amendment                              6

                               BEA SYSTEMS, INC.
                            DISTRIBUTION AGREEMENT
                                  COVER SHEET

     This Distributor Agreement ("Agreement") is made by and between BEA Systems, Inc. ("BEA") and the authorized distributor identified below ("Distributor") as of ___________ 199__ ("Effective Date").

     This Agreement consists of this Cover Sheet, the attached Terms and Conditions and the attached Exhibits hereto.

     Each of the undersigned represents and warrants that he or she is duly authorized to sign this Agreement on behalf of the party he or she represents. Each party has read, understands and agrees to the terms and conditions of this Agreement.

BEA SYSTEMS, INC.                  [DISTRIBUTOR]

By:                                   By:
   ------------------------              ----------------------
         [signature]                          [signature]

Name:                                 Name:
     ----------------------                --------------------
         [print name]                          [print name]

Title:                                Title:
      ---------------------                 -------------------

Date:                                 Date:
     ----------------------                --------------------

Address:                              Address:

---------------------------           -------------------------

---------------------------           -------------------------

Attention:                            Attention:
          -----------------                     ---------------
Phone:                                Phone:
      ---------------------                 -------------------
Fax:                                  Fax:
    -----------------------               ---------------------







-------------------------------------------------------------------------------
Distribution Agmt. (4/16/96)                 1                 BEA CONFIDENTIAL

                               BEA SYSTEMS, INC.
                        STANDARD DISTRIBUTION AGREEMENT

                             TERMS AND CONDITIONS

The Agreement authorizes Distributor to acquire BEA Products from BEA and market them directly to End Users. BEA and Distributor agree as follows:

1. DEFINITIONS. For purposes of this Agreement, each capitalized term shall have the respective meaning set forth in this Section 1 unless this Agreement expressly provides otherwise.

     a. "BEA AUTHORIZED DISTRIBUTOR" means an entity that is authorized in writing by BEA to distribute BEA Products.

     b. "BEA PRODUCTS" means the BEA products identified in Exhibit A that Distributor is authorized to market and sell under this Agreement.

     c. "BUNDLED PRODUCTS" means the combination of the BEA Products and Distributor Products that Distributor will market and sell as a single product offering.

     d. "DOCUMENTATION" means user manuals, reference manuals and installation guides, or portions thereof, which BEA provides with the BEA Products either in hard copy or electronic copy, as updated by BEA from time to time.

     e. "END USER" means an entity who is not an affiliate of Distributor's enterprise and acquires the BEA Products for Internal Use. "End User" does not include an entity which resells, sells, licenses, rents, leases or otherwise distributes BEA Products to any other party in the regular course of business.

     f. "EXPIRATION DATE" means the date identified as the expiration date in Exhibit A.

     g. "INTERNAL USE" means use for purposes which do not directly produce revenue for the End User. "Internal Use" does not include timesharing or any service bureau arrangement.

     h. "MARKS" means BEA's trademarks, trade names, service marks, service names, logos, insignias and other designations.

     i. "DISTRIBUTOR PRODUCTS" means Distributor's products and/or services identified in Exhibit B, with which the BEA Products will be bundled.

     j.  "TERRITORY" means the geographic region(s) set forth in Exhibit A.

2.   APPOINTMENT AND LICENSE GRANT

     a. APPOINTMENT. BEA appoints Distributor as a BEA Authorized Distributor. This appointment is non-exclusive, with BEA reserving the right to appoint other Distributors without restriction as to number and location. Subject to the terms and conditions of this Agreement, BEA grants Distributor a non-exclusive, nontransferable license to market, sell and distribute BEA Products in the Territory to End Users acquiring Bundled Products for Internal Use. Distributor agrees to offer


--------------------------------------------------------------------------------
Distribution Agmt. (4/16/96)                  2                 BEA CONFIDENTIAL

         BEA Products for sale to End Users only as a part of a Bundled Product offering and not as a separate product offering.

     b. DISTRIBUTOR BUSINESS PLAN. Distributor represents and warrants that it has provided BEA a business plan relating to this Agreement which is attached hereto as Exhibit C and that the business plan is materially accurate. Distributor agrees to provide business plan updates in accordance with the format, content and schedule reasonably requested by BEA. Distributor acknowledges that BEA has materially relied upon Distributor's representations in the business plan in appointing Distributor as a BEA Authorized Distributor and that BEA may terminate the Agreement if Distributor makes an untrue statement or omits to state a material fact in the business plan or any business plan update.

3.   PRODUCTS AND PRICES

     a. ELIGIBLE PRODUCTS. Distributor may market the BEA Products specified in Exhibit A. BEA reserves the right at any time to make changes to any BEA Products, including without limitation, changes which are required
         (i) for security or (ii) to facilitate performance in accordance with specifications.

     b. PRICING AND DISCOUNTS. Distributor may acquire BEA Products under the Agreement at the prices listed in BEA's general price list, less the discount set forth in Exhibit A (or, as applicable, at the per unit price set forth in Exhibit A). BEA reserves the right at any time to
         (i) add BEA Products to, or drop BEA Products from, the general price list and Exhibit A, (ii) increase or decrease prices on the general price list and/or (iii) to increase or decrease discounts or per unit prices. Price changes become effective upon thirty (30) days' prior written notice to Distributor. Orders requesting delivery after the effective date of a price increase will be charged at the increased price. Distributor agrees to waive the notice requirement in the event BEA decreases prices or increases discounts.

     c. TAXES. Prices are exclusive of all applicable taxes. Distributor agrees to pay all taxes associated with Distributor's purchase, marketing, sublicensing and distribution of the BEA Products ordered under the Agreement, including but not limited to sales, use, excise, added value and similar taxes and all customs, duties or governmental impositions, but excluding taxes on BEA's net income. Any tax or duty BEA may be required to collect or pay upon the sale or delivery of the BEA Products to Distributor will be paid by Distributor, and such sums shall be due and payable to BEA upon delivery to Distributor. If Distributor claims a tax exemption, Distributor must provide BEA with valid tax exemption certificates.

     d. PRODUCT UPGRADES. Distributor may upgrade any BEA Products acquired by Distributor under this Agreement in accordance with BEA's general product upgrade policies. This upgrade right will expire on the Expiration Date or on the date this Agreement is otherwise terminated as provided in Section 12.

     e. VOLUME FORECAST. Distributor agrees to use commercially reasonable efforts to achieve the total volume forecast set forth in Exhibit A during the term of the Agreement. Distributor also agrees that BEA may review the actual dollar volumes achieved by Distributor on a quarterly basis and may terminate the Agreement, under Section 12(a), for failure to meet two successive quarterly volume forecasts.


--------------------------------------------------------------------------------
Distribution Agmt. (4/16/96)                3                   BEA CONFIDENTIAL

     f. PRICE PROTECTION. In the event of a price decrease, all inventory acquired by Distributor from BEA within sixty (60) days before the price decrease and not yet sold or under a contract for sale will be granted price protection. The difference between the price existing immediately prior to the decrease, less any prior credits, and the new price will be credited to Distributor's account. Price protection will not be granted in the case of a temporary price decrease or a special promotion.

4.   MARKETING, END USER SATISFACTION AND SUPPORT

     a. USE OF AUTHORIZED DISTRIBUTOR TITLE. Distributor may refer to itself, in connection with exercising its rights under this Agreement, as a "BEA Authorized Distributor," but solely in connection with marketing the Bundled Products and only during the term of the Agreement.

     b.  USE OF BEA MARKS.

           (i) During the term of this Agreement, Distributor shall use, and is hereby granted a non-transferable, non-exclusive and restricted license (with no right to sublicense, except as expressly provided herein) to use, the Marks applicable to BEA Products acquired under this Agreement in connection with any advertising, packaging, marketing, technical or other materials related to Distributor's marketing and distribution of the Bundled Products. Such use by Distributor shall be in accordance with BEA's then current trademark usage policies as provided, and updated from time to time, by BEA. All such usage shall inure to BEA's benefit. Upon the Expiration Date or termination of the Agreement, Distributor agrees to cease all display, advertising and use of any and all Marks.

          (ii) Distributor acknowledges BEA's ownership of and title to all rights in the Marks and the goodwill attaching to the Marks. Distributor agrees not to contest the Marks, or make application for registration of any Marks without BEA's express prior written consent. Distributor agrees not to alter, remove or obscure any proprietary notice provided by BEA, and Distributor shall clearly indicate BEA's ownership of the Marks. Distributor agrees not to attach any additional Marks without the prior written consent of BEA or affix any Marks to any non-BEA product. Distributor agrees not to use, employ or attempt to register any trademarks or trade names which are confusingly similar to Marks.

         (iii) Upon BEA's request from time to time, Distributor agrees to provide BEA with copies of goods bearing the Marks so that BEA can verify that the quality of Distributor's use of such Marks is comparable to that of BEA's use thereof. Distributor shall suspend use of the Marks if such quality is reasonably deemed inferior by BEA until Distributor has taken such steps as BEA may reasonably require to solve the quality deficiencies.

     c. END USER SATISFACTION. The BEA Products marketed and distributed by Distributor under this Agreement are technically complex and require high-quality, individualized pre-sale and post-sale support. This support is necessary to achieve and maintain high End User satisfaction. Distributor agrees that high End User satisfaction is a condition of its continued authorization under this Agreement by


--------------------------------------------------------------------------------
Distribution Agmt. (4/16/96)                4                   BEA CONFIDENTIAL

         BEA. Although BEA has granted Distributor a license to market and sell BEA Products in the Territory under the terms of this Agreement, Distributor agrees that it will not market and sell BEA Products in areas where it does not have the ability to support adequately the BEA Products. In addition, in order to help ensure high End User satisfaction, Distributor agrees to:

                    * Report to BEA promptly and in writing all suspected and actual problems with any BEA Product;

                    * Maintain a shipment report identifying the End User, the BEA Product sold, the date of sale, and each BEA Product's serial number;

                    * Retain all shipment reports for three (3) years after the date of sale, and assist BEA, upon request, in tracing a product to an End User, in order to distribute critical product information, locate a BEA Product for safety reasons, or discover unauthorized marketing or infringing acts;

                    * Conduct business in a manner which reflects favorably at all times on the products, goodwill and reputation of BEA;

                    * Avoid deceptive, misleading or unethical practices which are or might be detrimental to BEA or the BEA Products;

                    * Refrain from, making any false or misleading representations with regard to BEA or the BEA Products;

                    * Refrain from making any representations, warranties or guarantees to customers with respect to the specifications, features or capabilities of the BEA Products that are inconsistent with the literature distributed by BEA; and

                    * Provide all original diskettes and manuals accompanying each BEA Product to the End User.

     d. COMPLIANCE BY END USERS. Software acquired under this Agreement is made available to Distributor to market only under the provisions of this Agreement. When marketing, Distributor agrees to exercise commercially reasonable efforts to ensure that each End User receiving the software through Distributor understands, and agrees to be bound by, the applicable BEA software license agreement ("Software License Agreement"). For purposes of the Agreement, "software" includes firmware and software stored in ROMs. In addition, Distributor agrees to be bound by the applicable BEA Software License Agreement with respect to all software put to Internal Use by Distributor.

     e.  US AND FOREIGN DISTRIBUTION.

                    (i) Certain BEA Products, or versions of BEA Products, are restricted to US distribution. Distributor will not distribute such BEA Products or versions outside of the United States.

                   (ii) Distributor shall obtain a signed Software License Agreement, as defined in Section 4(d), from End Users outside the US. Distributor shall either obtain the form for such an agreement from BEA, or use a Distributor form


--------------------------------------------------------------------------------
Distribution Agmt. (4/16/96)                5                   BEA CONFIDENTIAL
                         agreement that provides at least as strong of protection for BEA as the BEA form agreement.

          f. CONFLICT OF INTEREST. Distributor shall promote the products of other companies only if such promotion will not prejudice BEA's business interests or create a conflict of interest in handling BEA's confidential or proprietary information. As part of Distributor's business plan of Exhibit C, Distributor shall provide BEA with a list of the companies and products that it currently represents and shall notify BEA in writing of any new companies and products at such time as Distributor begins to promote the companies and products.

          g. TESTING AND CERTIFICATION. To the extent required by BEA, Distributor agrees not to market Distributor Products with BEA Products, until the Distributor Products have been tested and approved by BEA.

          h. INDEMNIFICATION. Distributor agrees to indemnify, hold harmless and, at BEA's request, defend BEA and its suppliers from and against any and all claims, liabilities, losses, damages expenses and costs (including attorneys' fees and costs) arising out of, in connection with or relating to (except to the extent that BEA is responsible for a claim under Section 9(a) and 9(b) use or distribution of the BEA Products, Documentation, Distributor Products and/or Bundled Products.

          i. MAINTENANCE AND SUPPORT. Distributor is responsible for providing front-line support to End Users that acquire BEA Products through Distributor. Distributor represents that it has trained staff to the level of providing BEA Product installation, and on-going "how to" support, and can diagnose problems to the BEA Product system level, i.e. to problems that require maintenance BEA reserves the right to require Distributor to seek additional training if, in BEA's opinion, Distributor's staff requires such training. During the term of this Agreement and for so long as BEA shall continue to offer support to in other general Distributors of the BEA Products, Distributor may contract with BEA to have BEA provide back-end support to Distributor's staff, equivalent to the support provided by BEA to other similarly situated BEA Authorized Distributors.

5.   PLACING ORDERS & TERMS OF PAYMENT

     a.   CREDIT AND PAYMENT TERMS.

                    (i) International Distributors must make all payments by an irrevocable confirmed letter of credit. BEA may extend to Distributor a line of credit based upon Distributor's financial information and evidence of Distributor's financial security as reasonably required by BEA. BEA reserves the right to set the credit limit at any level deemed prudent, and may increase or decrease the line of credit at any time based upon Distributor's payment history, credit limit, and/or perceived risk. Distributor agrees to pay for BEA Products it orders in accordance with the credit and payment terms provided to Distributor, as they may change from time to time, or any special terms and conditions stated on any invoice.

                   (ii) Distributor agrees to pay all invoices promptly within thirty (30) days after receipt of BEA's invoice and to maintain good financial standing with BEA.


--------------------------------------------------------------------------------
Distribution Agmt. (4/16/96)                6                   BEA CONFIDENTIAL

                Invoices not paid when due will accrue interest on an annual/a monthly basis from the date due until paid in full at a rate of one percent (1%) per month on any outstanding balance or the maximum legal rate allowed by law, whichever is less. All BEA Products ordered by Distributor in excess of the credit limit will be paid for in acceptable currency in advance of shipment, by a letter of credit drawn upon a bank acceptable to BEA, a bank cashier's check, or a bank wire transfer.

     b. ACCEPTANCE OF ORDERS. All orders will be subject to acceptance in writing by BEA at its principal place(s) of business and will not be binding until the earlier of acceptance or shipment. Orders requesting shipment more than ninety (90) days from the date of the order will not be subject to acceptance by BEA and will be null and void. Should orders for BEA Products exceed BEA's available inventory, BEA may, unless Distributor has specifically indicated otherwise in its purchase order, accommodate Distributor's order by allocating available inventory and making shipments on a basis BEA deems equitable, without liability to BEA on account of the method of allocation chosen or its implementation. Orders not filled or completely filled by BEA within ninety (90) days of the date of the orders will be deemed to have lapsed and will be removed from BEA's order entry system, to the extent not filled.

     c. CANCELLATION OF ORDERS. Orders accepted by BEA may be canceled without penalty by giving written notice of cancellation to BEA at least fifteen (15) days prior to the scheduled shipment date. Orders canceled less than fifteen (15) days prior to the scheduled shipment date may be subject to a cancellation payment of fifteen percent (15%) of the invoice value of the canceled order. In no event may Distributor cancel any order or any portion of an order after shipment.

     d. PRODUCT AVAILABILITY AND SHIPPING DESIGNATIONS. BEA will use commercially reasonable efforts to fill Distributor's orders for BEA Products and meet Distributor's request for shipment dates subject to product availability and consistent with BEA production and supply schedules, but BEA will not be liable for any damages to Distributor or to any third party for BEA's failure to fill any orders for any delay in delivery or error in filling any orders for any reason whatsoever. Distributor may designate up to three (3) "bill to" addresses and up to five (5) "ship to" addresses for shipments under the Agreement. BEA will ship BEA Products and bill Distributor to Distributor's designated "ship to" and "bill to" locations. Distributor may change the "ship to" location at any time prior to the estimated shipment date; however, BEA may not be able to honor a notice, unless it is in writing and received at least fifteen (15) days prior to the estimated shipment date. The right to change "ship to" locations does not include any right to drop ship to customer sites.

     e.   NO OBLIGATION TO SHIP IN EVENT OF BREACH.  Even in cases where
          BEA accepts a purchase order, BEA will not be obligated to ship BEA Products if Distributor is in arrears on payments owing to BEA Products or if Distributor is otherwise in material breach of this Agreement at the time of the scheduled shipment.

     f. DELIVERY. Delivery in the United States and Canada will be made C.F., Distributor's facility, BEA's carrier, ground only. All other freight arrangements will be prepaid


--------------------------------------------------------------------------------
Distribution Agmt. (4/16/96)                  7                 BEA CONFIDENTIAL
          and billed to Distributor. For delivery outside the United States and Canada, BEA will select a carrier to transport BEA Products to the "ship to" point(s) designated by Distributor pursuant to Section 4(a), will prepay insurance and freight, and will add the cost of insurance and freight to Distributor's invoice.

     g.   TITLE & RISK OF LOSS  Title to the tangible media of the BEA
          Products (exclusive of the rights retained by BEA in any Marks, patents, copyrights, trade secrets and any other intellectual property) and all risk of loss will pass to Distributor upon delivery at BEA's designated shipping facility to Distributor or the common carrier selected by BEA.

     h. SECURITY INTEREST. Distributor grants BEA, as security for its obligations under the Agreement, a purchase money security interest in (i) the BEA Products to be acquired from BEA under this Agreement or any extension of this Agreement, and (ii) the proceeds of the BEA Products. Upon BEA's request, Distributor agrees to execute and cause to be filed all instruments or documents (including, without limitation, financing statements) necessary to perfect any security interest, and further agrees that, in any event, BEA may file a copy of this Agreement as a financing statement for this purpose.

     i. POINT OF SALE REPORTS. Distributor agrees to provide BEA, by no later than the tenth (10th) day of each calendar month, a Point of Sale report for the previous calendar month. "Point of Sale (POS) Report" means, for purposes of the Agreement, a report provided by Distributor to BEA which is in a BEA-specified format and which includes, among other things, (i) a list of BEA Products sold, (ii) the regional designation required by BEA, (iii) the part numbers of the BEA Products sold, and (iv) the amount of on-hand inventory of all BEA Products by product number (including products listed in the POS Report and any other BEA Products in inventory not otherwise included in the POS Report). The POS Report may only be used by BEA to provide compensation to BEA's sales force and to concentrate marketing activities to promote greater sales.

6.   PROPRIETARY RIGHTS

     a. PROPRIETARY RIGHTS. Notwithstanding any provision of this Agreement to the contrary, BEA (or the licensor through which BEA obtained the rights to distribute the BEA Products) exclusively owns and retains all right, title, interest in and to, and ownership of, all intellectual property rights in the BEA Products (and any copies and portions thereof), whether in machine readable or printed form, including, without limitation, (i) all software, firmware, documentation and related materials which are acquired from, produced by or shipped by BEA under this Agreement, (ii) all modifications to, and derivative works, compilations or collective works of, the BEA Products made by Distributor, BEA or any third party, and (iii) all related technical know-how and all rights therein (including, without limitation, rights in patents, copyrights, and trade secrets applicable thereto). BEA does not transfer any portion of such title and ownership, or any of the associated goodwill, to Distributor, and this Agreement should not be construed to grant Distributor any right or license, whether by implication, estoppel or otherwise, except as expressly provided herein. Distributor agrees to be bound by and observe the proprietary nature of the BEA Products acquired under this Agreement. Distributor agrees to take appropriate


--------------------------------------------------------------------------------
Distribution Agmt. (4/16/96)                 8                  BEA CONFIDENTIAL
          action by instruction or agreement with its employees, agents and contractors who are permitted access to the BEA Products to fulfill Distributor's obligations under this Agreement; and Distributor shall not take any action to jeopardize, limit or interfere in any manner with BEA's (or its licensors') ownership of and rights with respect to the BEA Products and Documentation. Except as set forth in this Agreement, or as may be permitted in writing by BEA, Distributor agrees not to provide BEA Products or any part or copies thereof to any third party without the prior written consent of BEA.

     b. PROPRIETARY NOTICES. Neither Distributor nor any of its employees or agents shall remove or alter any trademark, trade name, copyright, or other proprietary notices, legends, symbols, or labels appearing on or in copies of the BEA Products and Documentation delivered to Distributor by BEA.

     c. PRODUCT RESTRICTION TAMPERING. Except to the extent permitted by applicable law despite this restriction, Distributor agrees not to copy, modify, translate, decompile, disassemble, or otherwise reverse engineer, or otherwise determine or attempt to determine source code or protocols from, the executable code of the BEA Products or to create any Derivative Works based upon the BEA Products or Documentation, and agrees not to permit or authorize anyone else to do so. Distributor also agrees that any such works are derivative works and as such are the sole and exclusive property of BEA or its licensor.

7.   CONFIDENTIAL INFORMATION

     a. CONFIDENTIAL INFORMATION. For purposes of this Agreement "Confidential Information" shall mean information including, without limitation, computer programs, code, algorithms, names and expertise of employees and consultants, know-how, formulas, processes, ideas, inventions (whether patentable or not), schematics and other technical, business, financial and product development plans, customer lists, information regarding distribution channels, forecasts, and strategies, whether or not such items are marked "Confidential", but if disclosed orally, identified as confidential and reduced to writing within thirty (30) days after such oral disclosure.

     b. RESTRICTIONS ON DISCLOSURE AND USE. Each party agrees to maintain all Confidential Information in confidence to the same extent that it protects its own similar Confidential Information and to use such Confidential Information only as permitted under this Agreement. Each party agrees to take all reasonable precautions to prevent any unauthorized disclosure or use of Confidential Information including, without limitation, disclosing Confidential Information only to its employees, independent contractors, consultants, and legal and financial advisors (i) with a need to know to further permitted uses of such information, (ii) who are parties to appropriate agreements sufficient to comply with this Section 7, and (iii) who are informed of the nondisclosure/ non-use obligations imposed by this Section 7 and both parties shall take appropriate steps to implement and enforce such nondisclosure/non-use obligations.

     c. EXCLUSIONS. The foregoing restrictions on disclosure and use shall survive for five (5) years following termination of this Agreement but shall not apply with respect to


--------------------------------------------------------------------------------
Distribution Agmt. (4/16/96)                9                   BEA CONFIDENTIAL
          any Confidential Information which: (i) was or becomes publicly known through no fault of the receiving party; (ii) was rightfully known or becomes rightfully known to the receiving party without confidential or proprietary restriction from a source other than the disclosing party; (iii) is independently developed by the receiving party without the participation of individuals who have had access to the Confidential Information; (iv) is approved by the disclosing party for disclosure without restriction in a written document which is signed by a duly authorized officer of such disclosing party; or
          (v) the receiving party is legally compelled to disclose; provided, however, that prior to any such compelled disclosure, the receiving party will (A) assert the privileged and confidential nature of the Confidential Information against the third party seeking disclosure and (B) cooperate fully with the disclosing party in protecting against any such disclosure and/or obtaining a protective order narrowing the scope of such disclosure and/or use of the Confidential Information. In the event that such protection against disclosure is not obtained, the receiving party will be entitled to disclose the Confidential Information, but only as and to the extent necessary to legally comply with such compelled disclosure.

8.   WARRANTIES

     a. LIMITED WARRANTY. Subject to the limitations set forth in this Agreement, BEA warrants only to Distributor that the BEA Products when properly adapted, installed, and used will substantially conform to the functional specifications set forth in the Documentation in effect when the BEA Products are shipped by BEA to Distributor.
          BEA's warranty and obligation shall extend for a period of ninety
          (90) days ("Warranty Period") from the date BEA ships the BEA Products to Distributor. All warranty claims not made in writing or not received by BEA within the time period specified above shall be deemed waived. BEA's warranty and obligation is solely for the benefit of Distributor, who has no authority to extend this warranty to any other person or entity. BEA MAKES NO WARRANTY THAT ALL ERRORS OR FAILURES WILL BE CORRECTED.

     b. EXCLUSIVE WARRANTY. THE EXPRESS WARRANTY SET FORTH IN 8.a CONSTITUTES THE ONLY WARRANTY WITH RESPECT TO THE BEA PRODUCTS AND DOCUMENTATION. BEA MAKES NO OTHER REPRESENTATION OR WARRANTY OR CONDITION OF ANY KIND WHETHER EXPRESS OR IMPLIED (EITHER IN FACT OR BY OPERATION OF LAW) WITH RESPECT TO THE BEA PRODUCTS OR DOCUMENTATION. BEA EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. BEA DOES NOT WARRANT THAT THE BEA PRODUCTS OR DOCUMENTATION ARE ERROR-FREE OR THAT OPERATION OF THE BEA PRODUCTS WILL BE SECURE OR UNINTERRUPTED AND HEREBY DISCLAIMS ANY AND ALL LIABILITY ON ACCOUNT THEREOF. THERE IS ALSO NO IMPLIED WARRANTY OF NON-INFRINGEMENT; THE SOLE REMEDY FOR INFRINGEMENT IS PROVIDED IN SECTION 9. This subsection shall be enforceable to the extent allowed by applicable law.

     c. EXCLUSIONS FROM WARRANTIES. BEA does not warrant BEA products which are not manufactured by BEA. Such products are provided by BEA on an "AS IS" basis.


--------------------------------------------------------------------------------
Distribution Agmt. (4/16/96)                10                  BEA CONFIDENTIAL

               Any warranty service for such non-BEA products will be provided by the manufacturer of such non-BEA products in accordance with the applicable manufacturer's warranty. In addition, BEA shall have no obligations under the warranty provisions set forth in Section 8(a) if any nonconformance is caused by: (a) the incorporation, attachment or other engagement of any attachment, feature, program, or device, other than by BEA, to the BEA Products, or any part thereof; or (b) accident; transportation; neglect or misuse; alteration, modification, or enhancement of the BEA Products other than by BEA; failure to provide a suitable installation environment; use of supplies or materials not meeting specifications; use of the BEA Products for other than the specific purpose for which the BEA Products are designed; use of the BEA Products on any systems other than the specified hardware platform for such BEA Products; Distributor's use of defective media (other than defective media provided by BEA to Distributor) or Distributor's failure to incorporate any update previously released by BEA which corrects such nonconformance.

     d. EXCLUSIVE REMEDY. In the event that Distributor finds what it believes to be errors in or a failure of the BEA Products that prevents the BEA Products from substantially conforming to the functional specifications set forth in the Documentation in effect when the BEA Products are shipped by BEA to Distributor, and provides BEA with a written report thereof during the Warranty Period, BEA will use reasonable efforts to correct promptly, at no charge to Distributor, any such errors or failures. This is Distributor's sole and exclusive remedy, and BEA's sole obligation, for any express or implied warranties hereunder.

     e. WARRANTY OF AUTHORITY. Each party hereby warrants that it has the authority to enter into and be bound by the terms of this Agreement.

9.   INDEMNIFICATION

     a. INDEMNIFICATION. BEA shall defend any action, claim or demand brought against Distributor to the extent it is based on a claim that distribution by Distributor of the BEA Products furnished hereunder within the scope of a license granted hereunder directly infringes any valid United States patent as of the Effective Date, United States copyright, United States trademark, or trade secret in the United States (collectively, "Claims"). BEA will pay resulting costs, damages and legal fees finally awarded against Distributor in such action which are attributable to such Claims provided that Distributor (a) promptly (within twenty (20) days) notifies BEA in writing of any such Claim and BEA has sole control of the defense and all related settlement negotiations, and (b) reasonably cooperates with BEA in defending or settling such claim.

     b.   ACTUAL OR POTENTIAL PRODUCT INFRINGEMENT.  Should the BEA
          Products (or the operation of the BEA Products) become, or in BEA's opinion be likely to become, the subject of infringement of any patent, copyright, trademark, trade secret or any other third-party right, Distributor agrees to permit BEA, at its option and expense, either to procure for Distributor the right to continue using the BEA Products, to replace or modify them so that they become non-infringing, or to grant Distributor credit for the BEA Products as depreciated on a straight-line method, using a useful life of five
          (5) years, and accept their return.


_______________________________________________________________________________
Distribution Agmt. (4/16/96)                 11                BEA CONFIDENTIAL

     c.   DISCLAIMER.  THIS SECTION 9 STATES THE ENTIRE LIABILITY OF BEA,
          AND TOGETHER WITH DISTRIBUTOR'S TERMINATION RIGHTS ARISING UNDER THIS AGREEMENT, THE EXCLUSIVE REMEDY OF DISTRIBUTOR WITH RESPECT TO INFRINGEMENT OF PATENTS, COPYRIGHTS TRADEMARKS OR ANY OTHER INTELLECTUAL PROPERTY RIGHTS, WHETHER UNDER THEORY OF WARRANTY, INDEMNITY OR OTHERWISE.

10.  LIMITATION OF LIABILITY

     a.   NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT
          (UNLESS OTHERWISE REQUIRED BY APPLICABLE LAW), BEA WILL NOT BE LIABLE TO DISTRIBUTOR FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) SUSTAINED OR INCURRED IN CONNECTION WITH THIS AGREEMENT AND THE BEA PRODUCTS THAT ARE SUBJECT TO THIS AGREEMENT REGARDLESS OF THE FORM OF ACTION OR LEGAL OR EQUITABLE THEORY AND WHETHER OR NOT SUCH DAMAGES ARE FORESEEABLE.

     b. NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY OR INVALIDITY OF THIS SECTION 10, THE TOTAL LIABILITY OF BEA OR ITS SUPPLIERS, REGARDLESS OF THE FORM OF ACTION, SHALL NOT EXCEED THE GREATER OF (1) $100,000 OR (2) THE PRICE, LESS ANY APPLICABLE DISCOUNT, OF THE BEA PRODUCT THAT CAUSED THE DAMAGES OR GAVE RISE TO THE CAUSE OF ACTION. THIS LIMITATION SHALL NOT APPLY TO BEA'S LIABILITY UNDER SECTION 9.

11.  TERM

     The term of this Agreement, unless terminated earlier as provided in the Agreement, will commence on the Effective Date and will automatically expire on the Expiration Date. The acceptance of any purchase order by BEA after the Expiration Date will be construed as extending this Agreement on a month-to-month basis, with the month-to-month Agreement subject to termination at any time by either party upon thirty (30) days' prior written notice. Nothing contained in this Agreement should be interpreted as requiring either BEA or Distributor to renew or extend this Agreement.

12.  TERMINATION

     a. TERMINATION FOR CAUSE. Either party may terminate this Agreement for the breach by the other party of a material term of this Agreement, provided that the nonbreaching party will first give the other party written notice of the breach and a reasonable period of at least thirty (30) days in which to cure the alleged breach. If a cure is not achieved during the cure period, then the non-breaching party may terminate this Agreement upon written notice. Notwithstanding the foregoing, BEA shall have the right to terminate this Agreement immediately if Distributor materially breaches Sections 2(a), 4(b), 6(c) or 7.


_______________________________________________________________________________
Distribution Agmt. (4/16/96)                 12                BEA CONFIDENTIAL

     b. TERMINATION BY BEA. BEA may terminate this Agreement if Distributor fails to meet its payment obligations under this Agreement and this failure continues for ten (10) days following receipt of written notice from BEA.

     c. BANKRUPTCY. Either party may terminate this Agreement upon written notice to the other party if the other party (i) is not paying its debts as such debts generally become due, (ii) becomes insolvent, (iii) files or has filed against it a petition (or other document), under any Bankruptcy Law or similar law, which is unresolved within sixty (60) days of the filing of such petition (or document), (iv) proposes any dissolution, liquidation, composition, financial reorganization or recapitalization with creditors, (v) makes a general assignment or trust mortgage for the benefit of creditors, or (vi) if a receiver, trustee, custodian or similar agent is appointed or takes possession of any of its property or business.

     d. TERMINATION FOR CONVENIENCE. Either party may terminate this Agreement solely for convenience upon ninety (90) days' prior written notice.

     e.   EFFECT ON RIGHTS.

          (i) Termination of this Agreement by either party shall not act as a waiver of any breach of this Agreement and shall not act as a release of either party from any liability for breach of such party's obligations under this Agreement.

          (ii) Except as specified in Section 12(f)(ii), upon termination or expiration of this Agreement, all licenses for BEA Products and Documentation granted under this Agreement shall terminate.

         (iii) Except where otherwise specified, the rights and remedies granted to a party under this Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies which the party may possess at law or in equity, including without limitation rights or remedies under applicable patent, copyright, trade secrets, or proprietary rights laws, rules or regulations.

     f.   EFFECT OF TERMINATION.

         (i) Within thirty (30) calendar days after termination of this Agreement, Distributor shall either deliver to BEA or destroy all copies of the BEA Products and Documentation (except as provided in Section 12(f)(ii)) and any other materials provided by BEA to Distributor hereunder in its possession or under its control, and shall furnish to BEA an affidavit signed by an officer of Distributor certifying that, to the best of its knowledge, such delivery or destruction has been fully effected.

         (ii) Notwithstanding Section 12(f)(i) and provided that this Agreement is not terminated by BEA pursuant to Section 12(a), 12(b) or 12(c) and that Distributor fulfills its obligations specified in this Agreement with respect to such items, Distributor may continue to use and retain a limited number of copies of the BEA Products and Documentation to the extent, but only to the extent, necessary to support BEA Products rightfully distributed to End Users by Distributor prior to termination of this Agreement.

         (iii) Upon termination of this Agreement by BEA under Section
               12(a), 12(b) or 12(c), the due dates of all outstanding invoices to Distributor for BEA

_______________________________________________________________________________
Distribution Agmt. (4/16/96)                 13                BEA CONFIDENTIAL

               Products will automatically be accelerated so that they become due and payable on the effective date of termination, even if longer terms had been provided previously. All orders or portions of orders remaining unshipped as of the effective date of such termination will automatically be canceled.

     g.   CONTINUING OBLIGATIONS.

         (i) PAYMENT OF ACCRUED FEES. Within thirty (30) calendar days of termination of this Agreement, Distributor shall pay to BEA all sums then due and owing. Any other such sums shall subsequently be promptly paid as they become due and owing.

         (ii) CONTINUANCE OF SUBLICENSES. Notwithstanding the termination of this Agreement, all End User sublicenses which have been properly granted by Distributor and Distributors pursuant to this Agreement prior to its termination shall survive. Distributor shall cooperate with BEA to allow BEA to take over all Distributor accounts that may wish to continue to obtain BEA Products.

         (iii) OTHER CONTINUING OBLIGATIONS. The respective rights and obligations of BEA and Distributor under the provisions of Sections 4(b)(ii), 4(d), 4(f), 5(a)(ii), 5(h), 6, 7, 8(b), 8(c), 8(d), 9, 10, 12(e), 12(f), 12(g) and 13 shall survive any termination of this Agreement.

13.  GENERAL PROVISIONS

     a. FORCE MAJEURE. If either party is prevented from performing any portion of the Agreement (except the payment of money) by causes beyond its control, including, without limitation, labor disputes, civil commotion, war, governmental regulations or controls, casualty, inability to obtain materials or services or acts of God, such defaulting party will be excused from performance for the period of the delay and for a reasonable time thereafter.

     b. GOVERNING LAW. This Agreement is entered into in the State of California, U.S.A., and this Agreement shall be governed by and construed in accordance with the laws of the State of California, U.S.A., without reference to its conflicts of law provisions. Any dispute regarding this Agreement shall be subject to the exclusive jurisdiction of the California state courts in and for Santa Clara County, California (or, if there is exclusive federal jurisdiction, the United States District Court for the Northern District of California), and the parties agree to submit to the personal and exclusive jurisdiction and venue of these courts. This Agreement will not be governed by the United Nations Convention of Contracts for the International Sale of Goods, the application of which is hereby expressly excluded.

     c. WAIVER AND AMENDMENT. The waiver by either party of a breach of or a default under any provision of this Agreement, shall not be construed as a waiver of any subsequent breach of the same or any other provision of the Agreement, nor shall any delay or omission on the part of either party to exercise or avail itself of any right or remedy that it has or may have hereunder operate as a waiver of any right or remedy. No amendment or modification of any provision of this Agreement shall be


_______________________________________________________________________________
Distribution Agmt. (4/16/96)                 14                BEA CONFIDENTIAL
          effective unless in writing and signed by a duly authorized signatory of BEA and Distributor.

     d. ASSIGNMENT. BEA may assign its rights and obligations under this Agreement. The Agreement is not assignable by Distributor nor are the obligations imposed on Distributor delegable, in whole or in part, without BEA's prior written consent. Notwithstanding, BEA will not unreasonably withhold consent to an assignment of the Agreement or any part of the Agreement to a parent, subsidiary or affiliate. Any attempt to assign sublicense (except as expressly permitted herein) or transfer any of the rights, duties or obligations under this Agreement in derogation hereof without BEA's written consent will be null and void.

     e. ATTORNEYS' FEES. Each party agrees to pay the other's reasonable attorneys' fees and costs of litigation if the original party, for any cause whatsoever, brings suit against the other party and the other party is finally adjudicated not to have liability.

     f. NOTICE. Unless otherwise agreed to by the parties, all notices required under this Agreement will be deemed effective when received and made in writing by either (i) registered mail or certified mail, return receipt requested, (ii) overnight mail or express courier, in each case addressed and sent to the address indicated on the Cover Sheet and to the attention of the party executing the Agreement or that person's successor, or (iii) by telephone facsimile transfer appropriately directed to the attention of the party executing the Agreement or that person's successor.

     g. SEVERABILITY. If the application of any provision or provisions of this Agreement to any particular facts of circumstances shall be held to be invalid or unenforceable by any court of competent jurisdiction, then (a) the validity and enforceability of such provision or provisions as applied to any other particular facts or circumstances and the validity of other provisions of this Agreement shall not in any way be affected or impaired thereby and (b) such provision or provisions shall be reformed without further action by the parties hereto to and only to the extent necessary to make such provision or provisions valid and enforceable when applied to such particular facts and circumstances.

     h. RELATIONSHIP OF THE PARTIES. No agency, partnership, joint venture, or employment is created as a result of this Agreement, and neither Distributor nor its agents have any authority of any kind to bind BEA in any respect whatsoever. Each party acknowledges that the parties to this Agreement are independent contractors and that it will not, except in accordance with the Agreement, represent itself as an agent or legal representative of the other.

     i. COMPLIANCE WITH LAWS. Distributor represents and warrants that all consents of governmental officials necessary for this Agreement to become effective have been obtained, or will be obtained, before Distributor places any orders under this Agreement. Distributor will comply, at its own expense, with all statutes, regulations, rules, ordinances, and orders of any governmental body, department or agency which apply to or result from Distributor's obligations under this Agreement. Distributor agrees to not export BEA Products, directly or indirectly, separately or as part of a system, without first obtaining proper authority to do so from the appropriate governmental agencies or entities, as may be required by law. In particular, Distributor assures BEA that, absent any required prior authorization

_______________________________________________________________________________
Distribution Agmt. (4/16/96)                 15                BEA CONFIDENTIAL
          from the Office of Export Licensing, U.S. Department of
          Commerce, Distributor will not export or reexport (as defined in Section 779 of the Export Administration Regulations, as amended ("Regulations")) the BEA Products, any technical data or other confidential information, or direct product of any of the foregoing, to any Group Q, S, W, Y, or Z country specified in Supplement No. 1 to Section 770 of the Regulations or such other countries as come under restriction by action of the United States Government, or to nationals from or residing in the foregoing countries, without first obtaining permission from the appropriate United States Government authorities. The countries subject to restriction by action of the United States government are subject to change, and it is Distributor's responsibility to comply with the United States Government requirements as they may be amended from time to time.

     j. GOVERNMENT RIGHTS. Distributor agrees to (i) identify the BEA Products in all proposals and agreements with the United States Government or any contractor for the United States Government; and
          (ii) identify or mark the software products provided pursuant to any agreement with the United States Government or any contractor for the United States Government as necessary to obtain protection substantially equivalent to that afforded commercial computer software and related documentation developed at private expense and provided with Restricted Rights as defined in DOD FAR Supplement
          48 C.F.R. 252.227-7013(c)(1)(ii) in effect as of May 18, 1987 or any successor regulation.

     k. RECORDS EXAMINATIONS. Distributor agrees to allow BEA to examine its records to determine compliance or noncompliance with the Agreement. Any examination will be at the expense of BEA and will be solely for the purpose of ensuring compliance with the Agreement.
          Any examination will be conducted only by an authorized representative of BEA, and will occur during regular business hours at Distributor's offices and will not interfere unreasonably with Distributor's business activities. Examinations will be made no more frequently than quarterly, and BEA will give Distributor ten (10) days or more prior written notice of the date of the examination of the name of the BEA authorized representative who will be conducting the examination. All information obtained by the BEA authorized representative conducting the audit will be maintained confidential by the representative. The examiner will give Distributor and BEA an examination report containing only the information necessary to indicate compliance or non-compliance with the Agreement. If the examiner determines that Distributor is not in material compliance with this Agreement, Distributor shall promptly remedy any such non compliance and will bear the expenses of the audit.

     l. EXHIBITS. The Exhibits to this Agreement are incorporated herein by this reference.

     m. ENGLISH. This Agreement is in the English language only, which language shall be controlling in all respects, and all versions hereof in any other language shall not be binding on the parties hereto. All communications and notices to be made or given pursuant to this Agreement shall be in the English language.

     n. ENTIRE AGREEMENT. This Agreement, including the Exhibits attached hereto, constitutes the entire agreement between the parties concerning the subject matter hereof and supersedes all prior or contemporaneous proposals or agreements whether

_______________________________________________________________________________
Distribution Agmt. (4/16/96)                 16                BEA CONFIDENTIAL
          oral or written, and all communications between the parties relating to the subject matter of this Agreement and all past courses of dealing or industry custom. Unless otherwise expressly agreed in writing by the parties, the terms and conditions of this Agreement shall prevail, notwithstanding any variance with any purchase order or other written instrument submitted by Distributor, whether or not formally rejected by BEA. This Agreement will not be supplemented or modified by any course of dealing in usage of trade.






_______________________________________________________________________________
Distribution Agmt. (4/16/96)                 17                BEA CONFIDENTIAL

                                   EXHIBIT A

                             INVENTORY MANAGEMENT

                          BEA PRODUCTS AND DISCOUNTS




EXPIRATION DATE:____________________________________________

TERRITORY:__________________________________________________

ELIGIBLE BEA PRODUCTS:

      Tuxedo Only

DISCOUNT:



VOLUME/SALES FORECAST (in $US):

For the period of_________  1996 -_________,  1996  $______________
For the period of_________  1996 -_________,  1996  $______________
For the period of_________  1996 -_________,  1997  $______________
For the period of_________  1997 -_________,  1997  $______________







--------------------------------------------------------------------------------
Distribution Agmt. (4/16/96)           18                       BEA CONFIDENTIAL

                                   EXHIBIT B

                             DISTRIBUTOR PRODUCTS

                           [Distributor to provide]














--------------------------------------------------------------------------------
Distribution Agmt. (4/16/96)           19                       BEA CONFIDENTIAL

                                   EXHIBIT C

                           DISTRIBUTOR BUSINESS PLAN

                           [Distributor to provide]












--------------------------------------------------------------------------------
Distribution Agmt. (4/16/96)           20                       BEA CONFIDENTIAL

                                   EXHIBIT B
                           JAPANESE TUXEDO AGREEMENT










Second Amendment                       7

                       Confidential - Execution Original
--------------------------------------------------------------------------------

                           Japanese TUXEDO Agreement

     This Japanese TUXEDO Agreement ("Agreement") is entered into as of August 1, 1996 ("Effective Date") among Novell, Inc. ("Novell"), Novell Japan Ltd., a Japanese corporation ("Novell Japan"), BEA Systems Japan, Ltd., a Japanese corporation ("BEA Japan"), and BEA Systems, Inc., a Delaware corporation ("BEA").

     WHEREAS, Novell Japan's parent company, Novell, entered into a TUXEDO License and Distribution Agreement with BEA, effective January 24,1996 (the "Novell Agreement"), with the closing on February 23, 1996, under which, among other terms, Novell granted to BEA the exclusive right to distribute TUXEDO software throughout the world; and,

     WHEREAS, the Novell Agreement contemplated that BEA would pursue this agreement with Novell Japan regarding its TUXEDO Software related assets and the Japanese localizations and translations thereof; and,

     WHEREAS, the parties desire to effect the assignment to BEA Japan of the TUXEDO Software agreements between Novell Japan and its TUXEDO Software licensees; and,

     WHEREAS, consistent with BEA's rights under the Novell Agreement, BEA and BEA Japan wish to obtain exclusive rights to distribute TUXEDO Software in Japan, and Novell and Novell Japan are willing to accept BEA's desires under the terms and conditions set forth herein.

NOW THEREFORE, for mutual consideration that the parties acknowledge is adequate and sufficient, it is agreed as follows:

1.   DEFINITIONS.  The following terms shall have the following definitions:

     a. "Add-ons" shall mean any new feature enhancements or additions not already present in the Core Code which exist external to the Core Code, do not consist of Core Code and are not required for full functionality of the Core Code.

     b. "Assumed Contracts" means all existing licenses, service contracts (including documentation), independent contractor agreements, and other agreements between Novell Japan and another party relating the TUXEDO Software, other than the TSDA.

     c. "Core Code" shall mean the workstation (\WS) and server (\T) TUXEDO Software Code as delivered by Novell to BEA pursuant to Section 15 of the Novell Agreement.

     d. "Derivative Work" shall mean a work which is based upon or incorporates one or more preexisting works, such as a revision, modification, translation, abridgement, condensation, expansion, collection, compilation or any other form in which such preexisting works may be recast, transformed or adapted, and which, if prepared without the authorization of the owner of the preexisting works, would constitute copyright infringement under U.S. copyright laws.

--------------------------------------------------------------------------------
Japanese TUXEDO Agreement                                           Novell Japan
SoftSolutions Document 4803          PAGE 1                     October 25, 1996

                       Confidential - Execution Original
--------------------------------------------------------------------------------

     e. "Transferred Assets" means certain items of equipment, furnishings and other personal property previously used by Novell Japan in its TUXEDO department, as listed in Exhibit A.

     f. "TSDA" means the Territorial Software Distribution Agreement dated February 21, 1986 and any related supplements of modifications executed between Novell (successor in interest to USL) and Novell Japan (successor in interest to USL Pacific).

     g.   "TUXEDO Software" means the TUXEDO Software as set forth in the
          Section 2.26 of the Novell Agreement, including TUXEDO Software J, as listed in Exhibit B.

     h. "TUXEDO Software J" means the Japanese translations and localizations of the TUXEDO Software.

2. EXCLUSIVE SUBLICENSE OF NOVELL JAPAN RIGHTS. Effective August 1, 1996, Novell Japan exclusively sublicenses to BEA Japan all of Novell Japan's rights relating to distribution and support of the TUXEDO Software that arise out of the TSDA or out of Novell Japan's ownership of the TUXEDO Software J, except for the right to distribute the NetWare version of the TUXEDO Software in Japan. This license shall be exclusive only during those periods in which BEA's license under the Novell Agreement is exclusive. Novell Japan shall retain all right, title and interest in and to the TUXEDO Software J, including all intellectual property rights thereto, subject to the rights and licenses granted to BEA Japan hereunder. Novell Japan shall also hold, retain or be granted title to all Derivative Works of TUXEDO Software J created by either BEA Japan or Novell Japan prior to BEA converting to a perpetual license under the Novell Agreement, other than Derivative Works created by BEA Japan that are Add-ons. Derivative Works of the TUXEDO Software other than TUXEDO Software J shall be governed by the Novell Agreement.

3. TUXEDO SOFTWARE DISTRIBUTION AND SUPPORT IN JAPAN. Effective nunc pro tunc February 23, 1996, BEA consents to Novell Japan continuing to carry out its normal business activities relating to the distribution and support of the TUXEDO Software in Japan under the TSDA during the period from February 23, 1996 through July 31, 1996. After August 1, 1996, Novell Japan will cease all such activities, and will not distribute or support the TUXEDO Software in Japan, except to the extent that Novell Japan is licensed by Novell to do so with respect to the NetWare version of the TUXEDO Software, or to the extent necessary for Novell Japan to major the TUXEDO business in implementing the transfer of the business to BEA Japan.

4. PAYMENTS TO BEA. Pursuant to the terms and conditions of the Second Amendment to the TUXEDO License and Distribution Agreement, Novell shall compensate BEA for Novell's and Novell Japan's retention of the amounts relating to the distribution or support of the TUXEDO Software under the TSDA from February 23, 1996 through July, 31, 1996 ("Interim Revenue"). The Interim Revenue shall not extend to: (a) any amounts actually paid by Novell Japan to Novell prior to February 23, 1996, or
     (b) any amounts that Novell can show were properly recognized as revenue by Novell prior to February 23, 1996; and, (c) any amounts properly recognized as revenue by Novell Japan prior to February 23, 1996. Novell Japan has paid Novell thirty-five percent (35%) of the net revenue of the Interim Revenue to Novell, and has no further obligation with respect to the Interim Revenue to Novell, BEA, or BEA Japan.

5.   ASSIGNMENT OF THE ASSUMED CONTRACTS.

     a. Effective August 1, 1996, Novell Japan assigns to BEA Japan, and BEA Japan assumes, all rights and obligations relating to the TUXEDO Software that Novell Japan has under the Assumed Contracts.

--------------------------------------------------------------------------------
Japanese TUXEDO Agreement                                           Novell Japan
SoftSolutions Document 4803          PAGE 2                     October 25, 1996

                         Confidential - Execution Original
--------------------------------------------------------------------------------

          Novell Japan warrants and represents that it has provided copies of all the Assumed Contracts to BEA Japan.

     b. BEA Japan shall be entitled to all royalties and other payments under the Assumed Contracts, or otherwise relating to the distribution or support of the TUXEDO Software in Japan, that have not been recognized as revenue or collected by Novell Japan prior to August 1, 1996. Novell Japan shall:

          i. immediately inform any customers to whom invoices have been sent after August 1, 1996 that they must remit payments to BEA Japan;

          ii. immediately pay to BEA Japan any payments relating to the TUXEDO Software that Novell Japan may receive after August 1, 1996 to the extent they were not properly recognized as revenue by Novell Japan prior to August 1, 1996; and,

          iii. otherwise reasonably assist BEA Japan in promptly collecting all payments relating to the TUXEDO Software.

     c. As soon as reasonably practical, but in no event later than November 8, 1996, Novell Japan and BEA Japan shall jointly send to the TUXEDO Software customers in Japan notice letters in the form of Exhibit C attached hereto so that the assignment will be perfected.

     d. At the reasonable request of BEA Japan, Novell Japan will participate in visits and other contacts to existing TUXEDO Software customers in Japan, and send out an assignment agreement, provide billing and support records, and otherwise reasonably assist BEA Japan in assuming responsibility for those customers. BEA Japan will make commercially reasonable efforts to continue the development, marketing and sales efforts to continue the development, marketing and sales efforts of the TUXEDO Software in Japan consistent with Section 8 of the Novell Agreement.

6.   CONTINGENT ASSIGNMENT AND GRANTBACK LICENSE OF INTELLECTUAL PROPERTY
     RIGHTS.

     a. Contingent upon BEA converting its license rights to be perpetual pursuant to Section 14.2 of the Novell Agreement, as of the date of such conversion:

          i. Novell Japan transfers to BEA Japan all right, title and interest (including the rights mentioned in Articles 27 and 28 of the Japanese Copyright Law) in and to the TUXEDO Software J and the Derivative Works of the TUXEDO Software J that are owned by Novell Japan under Section 2 above, subject to a perpetual, royalty-free, irrevocable, worldwide source code and patent license back to Novell Japan to use and sublicense the creations and patents for the permitted purposes described in Section 5 of the Novell Agreement;

          ii. BEA Japan shall own all right, title, and interest in and to all future Derivative Works of the TUXEDO Software J that will be created during the term of the perpetual license;

          iii. Derivative Works of the TUXEDO Software other than TUXEDO Software J shall continue to be governed by the Novell Agreement; and,

--------------------------------------------------------------------------------
Japanese TUXEDO Agreement                                           Novell Japan
SoftSolutions Document 4803          PAGE 3                     October 25, 1996

                       Confidential - Execution Original
--------------------------------------------------------------------------------

          iv. Novell Japan transfers to BEA Japan any of its right, title, and interest in to the TUXEDO mark and associated goodwill.

          Rights granted pursuant to this Section are subject to rights granted by Novell Japan to third parties during any period during which BEA Japan's license was non-exclusive as contemplated by Section 8.2 of the Novell Agreement and Section 2 above.

     b. BEA Japan hereby grants to Novell Japan a non-exclusive, non-transferable, royalty-free license under the intellectual property rights in the Derivative Works to the TUXEDO Software J, other than Derivative Works relating solely to Add-ons, to distribute (to the extent that Novell Japan is licensed to do so by Novell) the NetWare version of the TUXEDO Software in Japan.

7. INDEMNIFICATION BY BEA JAPAN. BEA Japan shall indemnify, defend and hold Novell Japan harmless from any and all damages, liabilities, costs and expenses incurred by Novell Japan as a result of any claims, judgments, or adjudications arising after July 31, 1996 and related to the Assumed Contracts.

8. INDEMNIFICATION BY NOVELL JAPAN. Novell Japan shall indemnify, defend and hold BEA Japan harmless from any and all damages, liabilities, costs and expenses incurred by BEA Japan as a result of any claims, judgments, or adjudications arising prior to August 1, 1996 and related to the Transferred Assets or Assumed Contracts.

9. HIRING OF NOVELL JAPAN EMPLOYEES. Novell Japan agrees that BEA or BEA Japan may freely offer to hire any Novell Japan employees whose duties relate principally to the marketing, maintenance, licensing or support of TUXEDO Software. If any such Novell Japan employee notifies Novell Japan that he or she wishes to transfer to BEA, Novell Japan will request in writing that the employee resign for Novell Japan's reasons, and Novell Japan will make all other commercially reasonably efforts to maximize the pension or other benefits that may be available to the employee.

10. LEASE AND TRANSFER OF ASSETS. Until the date of BEA's conversion of the licenses under the Novell Agreement to perpetual licenses ("Conversion Date"), and in consideration of the payments and other consideration provided to Novell Japan under this Agreement, Novell Japan will lease to BEA Japan the Transferred Assets free of any additional charge. Novell Japan has delivered the Transferred Assets to BEA Japan. BEA Japan assumes all risk and responsibility for the Transferred Assets from the date of their delivery to BEA Japan through the Conversion Date, and all right, title, and interest to the Assets shall remain with Novell until the Conversion Date. Upon the Conversion Date,
     Novell Japan will transfer to BEA Japan all right, title, and interest in the Assets. Novell Japan will execute a bill of sale, and provide any other cooperation, reasonably necessary to perfect or otherwise assist in the transfer.

11.  PAYMENTS.

     a. In consideration for the rights and assignment set forth in this Agreement, BEA Japan shall pay directly to Novell Japan a total of US$5.8 million, plus consumption tax thereon, according to the schedule set forth below. If making such payments results in a tax or other cost to BEA or BEA Japan, the parties agree to negotiate in good faith an arrangement satisfactory to all parties to account for those costs, including making efforts to lawfully minimize or avoid such taxes or other costs.

          For August 1, 1996 to March 30, 1997:    US$0.3 million

--------------------------------------------------------------------------------
Japanese TUXEDO Agreement                                           Novell Japan
SoftSolutions Document 4803          PAGE 4                     October 25, 1996

                       Confidential - Execution Original
--------------------------------------------------------------------------------

          For March 31, 1997 to March 30, 1998:       US$2.2 million (US$ 0.55
                                                      million per quarter)

          For March 31, 1998 to March 30, 1999:       US$3.3 million (US$ 0.82
                                                      million per quarter)

     b. All payments under Section 1.a (including the consumption tax) may be deducted from and set off against any payments made by BEA to Novell under the Novell Agreement.

     c. The amounts of Section 1.a (including the consumption tax) shall be payable to Novell Japan in Japanese yen on a quarterly basis, with the first payment payable on December 31, 1996 and subsequent payments payable on the last business day of each calendar quarter thereafter. Such amounts shall be converted to Japanese yen based on the closing TTS rate quoted by Sumitomo Bank on the last business day of each calendar quarter and shall be due within forty-five (45) days after such last business day of the calendar quarter.

     d. BEA Japan shall have the right to make prepayment of any of the payments specified in this Section 11, due within the following twelve months, less a discount rate equal to an annual rate of 8%. In the case of prepayment which is forty-five (45) days or more earlier than the due date, the conversion rate for the previous payment shall be used to determine the payment amount.

     e. The guaranty of Warburg, Pincus pursuant to the Novell Agreement shall apply to these payments of Section 11.a (including the consumption tax).

12. TERMINATION. In the event that BEA opts to terminate the Novell Agreement, or in the event the Novell Agreement is properly terminated by Novell pursuant to Section 23.1 of the Novell Agreement, or in the event BEA Japan is in default of this Agreement under the events of default set forth in Section 23.1 of the Novell Agreement modified to apply to this Agreement:

     a. The exclusive sublicense from Novell Japan to BEA Japan under Section 2 shall terminate.

     b. BEA Japan shall transfer and reassign, or return in the event of termination prior to the Conversion Date, to Novell Japan the Transferred Assets in exchange for reasonable consideration from Novell Japan, and shall reassign to Novell Japan the Assumed Contracts, and all BEA Japan contracts based on rights obtained under the Agreement.

     c. Novell Japan shall be free to offer employment to or to hire any BEA Japan employee whose duties relate principally to the marketing, maintenance, licensing or support of TUXEDO Software.

     d. At the reasonable request of Novell Japan, BEA Japan will participate in visits and other contacts to existing TUXEDO Software customers in Japan, and send out an assignment agreement, provide billing and support records, and otherwise reasonably assist Novell Japan in assuming responsibility for those customers.

     e. Termination of this Agreement shall not affect any of BEA Japan's pre-termination obligations to BEA Japan customers. Notwithstanding any expiration or termination of this Agreement, unless this Agreement is terminated due to a breach by BEA of BEA Japan, (i) BEA Japan and its Subsidiaries may distribute a commercially reasonable number of copies of TUXEDO Software in stock or in order to fill orders placed by end users or resellers prior to the expiration or termination of this

--------------------------------------------------------------------------------
Japanese TUXEDO Agreement                                           Novell Japan
SoftSolutions Document 4803          PAGE 5                     October 25, 1996

                       Confidential - Execution Original
--------------------------------------------------------------------------------
          Agreement during the subsequent ninety (90) days after expiration,
          (ii) those copies of TUXEDO Software in possession of resellers may be distributed in accordance with the terms and conditions of this Agreement, and (iii) sublicenses granted pursuant to this Agreement shall not be revoked by the expiration or termination of this Agreement.

13. MISCELLANEOUS. This Agreement shall be governed by Utah law. This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof, and may only be modified in a writing signed by all parties. In case of any conflicts between this Agreement and any other contracts of the parties relating to the subject matter hereof, this Agreement shall govern and prevail. This Agreement may be executed in any number of counterparts, all of which shall constitute together one and the same agreement.

     Each of the undersigned represents and warrants that he or she is duly authorized to sign this Agreement on behalf of the party he or she represents. Each party has read, understands and agrees to the terms and conditions of this Agreement.

NOVELL, INC.                       BEA SYSTEMS, INC.

Signature: /s/ Novell, Inc.        Signature: /s/ BEA Systems, Inc.

Name:                              Name:

Title:                             Title:

Date:                              Date


NOVELL JAPAN, LTD.                 BEA SYSTEMS JAPAN, LTD.

Signature:                         Signature:

Name:                              Name:

Title:                             Title:

Date:                              Date:



--------------------------------------------------------------------------------
Japanese TUXEDO Agreement                                           Novell Japan
SoftSolutions Document 4803          PAGE 6                     October 25, 1996

                       Confidential - Execution Original
--------------------------------------------------------------------------------
                                   EXHIBIT A
                          LIST OF TRANSFERRED ASSETS








--------------------------------------------------------------------------------
Japanese TUXEDO Agreement                                           Novell Japan
Exhibit A, List of Transferred Assets     PAGE A-1              October 24, 1996

                            [Graphic Table Omitted]

                       Confidential - Execution Original
--------------------------------------------------------------------------------

                                   EXHIBIT B
                                TUXEDO SOFTWARE

TUXEDO/T
TUXEDO/T-4.0
TUXEDO/T-4.1
TUXEDO/T-4.1-DRP
TUXEDO Database Manager, Release 4.0
TUXEDO Database Manager, Release 4.1
TUXEDO Database Manager, Release 4.1 Documentation Reproduction Provision TUXEDO Database Manager, Release 4.2
TUXEDO Enterprise Transaction Processing System Release 4.2 Host Extension TUXEDO Enterprise Transaction Processing System Release 4.2 Workstation Extension
TUXEDO Enterprise Transaction Processing System Release 4.2 Add-On Package TUXEDO Enterprise Transaction Processing System Release 4.2 Add-On Package Documentation Reproduction Provision
TUXEDO Enterprise Transaction Processing System Release 4.2 Database Manager TUXEDO Enterprise Transaction Processing System Release 4.2 Japanese Features of Transaction Monitor
TUXEDO Enterprise Transaction Processing Span Release 4.2 Japanese Features of Workstation Extension
TUXEDO Enterprise Transaction Processing System Release 4.2 Regression Package TUXEDO Enterprise Transaction Processing System Release 4.2 Transaction Monitor TUXEDO Enterprise Transaction Processing System Release 4.2 Transaction Monitor Documentation Reproduction Provision
TUXEDO Enterprise Transaction Processing System Release 4.2 Transaction Monitor Japanese Documentation Reproduction Provision
TUXEDO Enterprise Transaction Processing System Release 4.2.1 Transaction
Monitor
TUXEDO Enterprise Transaction Processing System Release 4.2.1 Add-On Package TUXEDO Enterprise Transaction Processing System Release 4.2.1 Workstation Extension
TUXEDO Enterprise Transaction Processing System Release 4.2.1 Transaction Monitor Japanese Features
TUXEDO Enterprise Transaction Processing System Release 4.2.1 Add-On Package Japanese Features
TUXEDO Enterprise Transaction Processing System Release 4.2.1 Workstation Extension Japanese Features
TUXEDO Enterprise Transaction Processing System Release 4.2.1 Transaction Monitor Japanese Documentation Reproduction Provision
TUXEDO Enterprise Transaction Processing System Release 4.2.2 Transaction
Monitor
TUXEDO Enterprise Transaction Processing System Release 4.2.2 Add-On Package TUXEDO Enterprise Transaction Processing System Release 4.2.2 Workstation Extension
TUXEDO Enterprise Transaction Processing System Release 4.2.2 Transaction Monitor Japanese Features
TUXEDO Enterprise Transaction Processing System Release 4.2.2 Add-On Package Japanese Features
TUXEDO Enterprise Transaction Processing System Release 4.2.2 Workstation Extension Japanese Features
TUXEDO Enterprise Transaction Processing System Release 4.2.2 Transaction Monitor Japanese Documentation Reproduction Provision
Software Subscription Agreement
TUXEDO Enterprise Transaction Processing System Release 5
TUXEDO Enterprise Transaction Processing System Release 5 Japanese Features TUXEDO Enterprise Transaction Processing System Release 5 Transaction Monitor Documentation Reproduction Provision
TUXEDO Golden Master Agreement
TUXEDO Branding Program
TUXEDO Enterprise Transaction Processing System Training Distributorship
Agreement
Other TUXEDO Products



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Japanese TUXEDO Agreement                                           Novell Japan
Exhibit B, TUXEDO Software           PAGE B-1                   October 24, 1996

                       Confidential - Execution Original
--------------------------------------------------------------------------------

                                   EXHIBIT C
                             FORM OF NOTICE LETTER









--------------------------------------------------------------------------------
Japanese TUXEDO Agreement                                           Novell Japan
Exhibit C, Form of Notice Letter     PAGE C-1                   October 24, 1996

                       Confidential - Execution Original
--------------------------------------------------------------------------------

[DATE]

Company Name
Company Address

Dear Licensee:

Novell, Inc. ("NOVELL"), a parent company of Novell Japan, Ltd. ("NOVELL KK"), has exclusively licensed its TUXEDO software to BEA Systems, Inc. ("BEA").

Attachment A to this letter lists those Licensed Products that have been licensed in source code form to Japanese customers by NOVELL KK. Among the products included in Attachment A are the specific products (collectively "Licensed Products") for which Company Name ("Licensee") is currently sublicensed by NOVELL KK under a Software Agreement and, in some cases, a Sublicensing Agreement and/or Software Services Agreement, as such agreements may have been amended and/or supplemented from time to time (collectively "Customer Agreements").

In connection with such licenses of the TUXEDO software, NOVELL KK has exclusively sublicensed to BEA Systems Japan, Ltd. ("BEA KK"), a Japanese corporation and a wholly owned subsidiary of BEA, certain of NOVELL KK's licensing activities with respect to Japanese customers. Accordingly, upon NOVELL KK's receipt of Licensee's written concurrence, the parties hereto agree as follows:

(1) As of August 1, 1996, NOVELL KK hereby assigns to BEA KK all of its rights under Customer Agreements with respect to the Licensed Products. BEA KK hereby assumes all obligations of NOVELL KK under the Customer Agreements with respect to the Licensed Products on the same day.

(2) Licensee hereby consents to the assignment and assumption mentioned in Paragraph (1) hereof and releases NOVELL KK from any obligations arising under the Customer Agreements with respect to the Licensed Products which are required to be performed on and after August 1, 1996.

(3) The parties hereto confirm that Licensee's rights under the Customer Agreements with respect to the Licensed Products shall continue until the date when all royalties which have been pre-paid by Licensee and which are creditable with respect to the Licensed Products pursuant to the Customer Agreements have been credited.




--------------------------------------------------------------------------------
Japanese TUXEDO Agreement                                           Novell Japan
Exhibit C, Form of Notice Letter     PAGE C-2                   October 24, 1996

                       Confidential - Execution Original
--------------------------------------------------------------------------------

(4) For all payments on and after August 1, 1996, Licensee agrees to send all required payments for the Licensed Products under such Customer Agreements together with any applicable fee payments by bank wire transfer to:

                        Bank of Tokyo-Mitsubishi, Ltd.
                              Minato-mirai Branch
                      Account of BEA Systems Japan, Ltd.
                                A/C No: 0114243
                      2-1, Minato-mirai 2-chome, Nishi-ku
                             Yokohama 220-81 Japan
                    Tel: (045) 224-1211 Fax: (045) 224-1215


(5) Licensee agrees to send any correspondence relating to the Licensed Products and BEA KK Products to BEA KK at the following address:

                            BEA Systems Japan, Ltd.
                 The Landmark Tower of Yokohama Bldg 3Oth Fl.
                        2-2-1-1, Minatomirai, Nishi-ku,
                             Yokohama 220-81 Japan
                    Tel: (045) 224-1250 Fax: (045) 224-1251


[SIGNATURE BY NOVELL KK AND BEA KK]






--------------------------------------------------------------------------------
Japanese TUXEDO Agreement                                           Novell Japan
Exhibit C, Form of Notice Letter     PAGE C-3                   October 24, 1996